                                   July 2, 2009


                                   ALTERNATIVE
                                     Janus Global Real Estate Fund
                                     Janus Long/Short Fund

                                   GROWTH & CORE
                                     Janus Forty Fund

                                   INTERNATIONAL & GLOBAL
                                     Janus International Equity Fund
                                     Janus International Forty Fund

                                   RISK-MANAGED
                                     INTECH Risk-Managed Growth Fund
                                     INTECH Risk-Managed International Fund
                                     INTECH Risk-Managed Value Fund

                                   VALUE
                                     Perkins Large Cap Value Fund






                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS R SHARES
                                 CLASS S SHARES
                                 CLASS T SHARES

                       Statement of Additional Information

    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, subadvisers are responsible for the day-to-day operations of certain Funds. Certain Funds do not offer all classes of the Shares.

    On July 6, 2009, as the result of the reorganization of funds of the Janus Adviser Series trust into the Trust, each of the Funds listed above assumed the assets and liabilities of the corresponding Janus Adviser Series funds (each, a "predecessor fund" and collectively, the "predecessor funds"). For this reason, certain historical information contained in this SAI for periods prior to July 6, 2009 is that of the predecessor funds. In addition, the Annual and Semiannual Reports, which contain important financial information about the predecessor funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated July 2, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Funds, are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks.........................................................     2

Investment Adviser and Subadvisers...........................................    32

Custodian, Transfer Agent, and Certain Affiliations..........................    51

Portfolio Transactions and Brokerage.........................................    53

Trustees and Officers........................................................    57

Shares of the Trust..........................................................    70
  Net Asset Value Determination..............................................    70
  Purchases..................................................................    70
  Distribution and Shareholder Servicing Plans...............................    73
  Redemptions................................................................    76

Income Dividends, Capital Gains Distributions, and Tax Status................    78

Principal Shareholders.......................................................    80

Miscellaneous Information....................................................    86
  Shares of the Trust........................................................    86
  Shareholder Meetings.......................................................    86
  Voting Rights..............................................................    87
  Master/Feeder Option.......................................................    87
  Independent Registered Public Accounting Firm..............................    87
  Registration Statement.....................................................    87

Financial Statements.........................................................    88

Appendix A...................................................................    89
  Explanation of Rating Categories...........................................    89


CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about 9 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

  EQUITY FUNDS. Janus Global Real Estate Fund, Janus Long/Short Fund, Janus Forty Fund, Janus International Equity Fund, Janus International Forty Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund may be referred to collectively in this SAI as the "Equity Funds."

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Janus Global Real Estate Fund, Janus Long/Short Fund, Janus Forty Fund, and Janus International Forty Fund are classified as nondiversified. Janus International Equity Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund are classified as diversified.

SUBADVISERS

  FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds").

  FUND SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Perkins Large Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

  The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.

  (1) With respect to 75% of its total assets, Janus International Equity Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), and for Janus Long/Short Fund only (U.S. Government securities and securities of other investment companies), except that:

    (i) Janus Global Real Estate Fund will invest 25% or more of the value of its total assets in the real estate or real estate-related industries and U.S. Government securities.

  (3) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that a Fund, with the exception of Janus Long/Short Fund, may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  In the case of Janus Long/Short Fund, the Fund may not borrow money, except as permitted by the 1940 Act or exemptions therefrom and the rules and interpretive provisions of the Securities and Exchange Commission ("SEC") thereunder.

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund's investments in short sales, as described in the Fund's prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

  (3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  In the case of Janus Long/Short Fund, the Fund may not mortgage, pledge, hypothecate, or in manner transfer any securities or other assets owned or held by the Fund except in connection with permitted borrowings and in connection with margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving short sales, options, futures contracts, and other permitted investment techniques.

  (5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO A CERTAIN FUND

  JANUS GLOBAL REAL ESTATE FUND. As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or related industries.

INVESTMENT STRATEGIES AND RISKS

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

  As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

  Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

  Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of a Fund's total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, each Fund, including each Risk-Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly

  (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  EMERGING MARKETS. Within the parameters of its specific investment policies, each Fund, particularly Janus International Forty Fund, may invest its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Janus Global Real Estate Fund and Janus International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. Janus Long/Short Fund has, at times, invested a significant portion of its assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Borrowing

  Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Each Fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows a Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

  The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Short Sales

  Each Fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that a Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

  Each Fund, with the exception of the Risk-Managed Funds, may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

  The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. A Fund's ability to invest in short sales may be limited, as described in the Fund's prospectus.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each Fund, with the exception of the Risk-Managed Funds, may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment.

  Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The Funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities

  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Funds and the money market funds or other funds or investment vehicles in which the Funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Fund, including each Risk-Managed Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities (TIPS), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The Funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the Funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the Funds may invest in REITs. Janus Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

Mortgage Dollar Rolls

  Janus Global Real Estate Fund and Janus Long/Short Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

  Janus Long/Short Fund (no more than 5% of the Fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities.

  Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing, and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.

  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund's NAV.

  The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

  FLOATING RATE LOANS
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.

  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

  While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, the Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans and delayed draw term loans, the Fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.




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

  Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund's return.

  The Funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place a Fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information, which could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  OTHER FLOATING RATE SECURITIES
  The Funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on pre-determined dates.

High-Yield/High-Risk Bonds

  Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, each of the Funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Global Real Estate Fund, Janus Long/Short Fund, Janus Forty Fund, and Janus International Forty Fund) or 20% or less of its net assets (Janus International Equity Fund and Perkins Large Cap Value Fund). The Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.

  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds may be included in any Fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Fund may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

  The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

  A Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly.

  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

  The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  With the exception of the Risk-Managed Funds, if a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund's interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial

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  instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

  In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

  The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. Each Fund, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.

  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Such investments may be made in an effort to increase current income and to reduce fluctuations in NAV. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.

  A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund's custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.

  A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

  The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

  A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange ("NYSE")

  Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

  The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The Funds, with the exception of the Risk-Managed Funds, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, a Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty.

  A Fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

  A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

  A Fund investing in CDXs is normally only permitted to take long positions in these instruments. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A Fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the Fund. By investing in CDXs, a Fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.

PORTFOLIO TURNOVER

  As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Fund's portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

  The following table summarizes the portfolio turnover rates for the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30. The table summarizes the portfolio turnover rates for the predecessor funds for the last two fiscal years ended July 31.

                                                          Portfolio Turnover Rate for      Portfolio Turnover Rate for
                                                             the fiscal year ended            the fiscal year ended
  Fund Name                                                     July 31, 2008(1)                 July 31, 2007(1)
  --------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as
       Janus Adviser Global Real Estate Fund)                           8%(2)                           N/A
    Janus Long/Short Fund (formerly known as Janus
       Adviser Long/Short Fund)                                       156%(3)                           94%
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser
       Forty Fund)                                                     40%                              22%
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as
       Janus Adviser International Equity Fund)                        39%                              57%(4)
    Janus International Forty Fund (formerly known as
       Janus Adviser International Forty Fund)                         54%(5)                           N/A
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Growth Fund)                 125%                             113%
    INTECH Risk-Managed International Fund (formerly
       known as Janus Adviser INTECH Risk-Managed
       International Fund)                                            105%                             140%(6)
    INTECH Risk-Managed Value Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Value Fund)                   78%                              71%
  VALUE
    Perkins Large Cap Value Fund(7) (formerly known as
       Janus Adviser Perkins Large Cap Value Fund)                     N/A                              N/A



  (1) Annualized for periods of less than one full year.
  (2) November 28, 2007 (effective date) to July 31, 2008.
  (3) The increase in the portfolio turnover rate was partially due to a restructuring of the Fund's portfolio as a result of a change in portfolio management.
  (4) November 28, 2006 (effective date) to July 31, 2007.
  (5) May 30, 2008 (effective date) to July 31, 2008.
  (6) May 2, 2007 (effective date) to July 31, 2007.
  (7) Portfolio Turnover is not available because the predecessor fund did not commence operations until December 31, 2008.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of funds subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each Fund at janus.com/info.

  - TOP HOLDINGS. Each fund's (with the exception of funds subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   ACA Compliance Group                                 As needed               Current
   Barclays Capital Inc.                                Daily                   Current
   Bowne & Company Inc.                                 Daily                   Current
   Brockhouse & Cooper Inc.                             Quarterly               Current
   Brown Brothers Harriman & Co.                        Daily                   Current
   Callan Associates Inc.                               As needed               Current
   Cambridge Associates LLC                             Quarterly               Current
   Canterbury Consulting Inc.                           Monthly                 Current
   Charles River Systems, Inc.                          As needed               Current
   Charles Schwab & Co., Inc.                           As needed               Current
   Citibank, N.A.                                       Daily                   Current
   CMS BondEdge                                         As needed               Current
   Consulting Services Group, LLC                       As needed               Current
   Deloitte & Touche LLP                                As needed               Current

   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   Deloitte Tax LLP                                     As needed               Current
   Dresdner Bank, AG New York Branch                    As needed               Current
   Eagle Investment Systems Corp.                       As needed               Current
   Eaton Vance Management                               As needed               Current
   Ennis, Knupp & Associates, Inc.                      As needed               Current
   Ernst & Young LLP                                    As needed               Current
   FactSet Research Systems, Inc.                       As needed               Current
   Financial Models Company, Inc.                       As needed               Current
   FT Interactive Data Corporation                      Daily                   Current
   Imagine Software Inc.                                As needed               Current
   Institutional Shareholder Services, Inc.             Daily                   Current
   International Data Corporation                       Daily                   Current
   Investment Technology Group, Inc.                    Daily                   Current
   Jeffrey Slocum & Associates, Inc.                    As needed               Current
   Lehman Brothers Inc.                                 Daily                   Current
   Marco Consulting Group, Inc.                         Monthly                 Current
   Marquette Associates                                 As needed               Current
   Markit Loans, Inc.                                   Daily                   Current
   Mercer Investment Consulting, Inc.                   As needed               Current
   Merrill Communications LLC                           Semi-annually           5 days
   Moody's Investors Service Inc.                       Weekly                  7 days or more
   New England Pension Consultants                      Monthly                 Current
   Omgeo LLC                                            Daily                   Current
   PricewaterhouseCoopers LLP                           As needed               Current
   Prima Capital Management, Inc.                       Quarterly               15 days
   R.V. Kuhns & Associates                              As needed               Current
   Reuters America Inc.                                 Daily                   Current
   Rocaton Investment Advisors, LLC                     As needed               Current
   Rogerscasey, Inc.                                    Quarterly               Current
   Russell/Mellon Analytical Services, LLC              Monthly                 Current
   Sapient Corporation                                  As needed               Current
   SEI Investments                                      As needed               Current
   SimCorp USA, Inc.                                    As needed               Current
   Standard & Poor's                                    Daily                   Current
   Standard & Poor's Financial Services                 Weekly                  2 days or more
   Standard & Poor's Securities Evaluation              Daily                   Current
   State Street Bank and Trust Company                  Daily                   Current
   Stratford Advisory Group, Inc.                       As needed               Current
   Summit Strategies Group                              Monthly; Quarterly      Current
   The Yield Book Inc.                                  Daily                   Current
   Tower Investment                                     As needed               30 days
   Wachovia Securities LLC                              As needed               Current
   Wall Street On Demand, Inc.                          Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated                     As needed               Current
   Yanni Partners, Inc.                                 Quarterly               Current
   Zephyr Associates, Inc.                              Quarterly               Current

  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

  A discussion regarding the basis for the Trustees' approval of the Funds' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

  The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under "Average Daily Net Assets of Fund." Funds that pay a fee that may adjust up or down based on the Fund's performance relative to its benchmark index over the performance measurement period have "N/A" in the "Average Daily Net Assets of Fund" column below. The following table also reflects the Funds' contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Funds that have a performance fee structure.

                                                                                         Contractual
                                                                                     Investment Advisory
                                                              Average Daily Net       Fees/Base Fees (%)
  Fund Name                                                     Assets of Fund          (annual rate)
  ------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund                                     N/A                    0.75
    Janus Long/Short Fund                                     All Asset Levels               1.25
  GROWTH & CORE
    Janus Forty Fund                                          All Asset Levels               0.64
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund                                   N/A                    0.68
    Janus International Forty Fund                                    N/A                    0.73
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund                           All Asset Levels               0.50
    INTECH Risk-Managed International Fund                    All Asset Levels               0.55
    INTECH Risk-Managed Value Fund                            All Asset Levels               0.50
  VALUE
    Perkins Large Cap Value Fund                                      N/A                    0.64



  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  APPLIES TO JANUS INTERNATIONAL EQUITY FUND, JANUS GLOBAL REAL ESTATE FUND, JANUS INTERNATIONAL FORTY FUND, AND PERKINS LARGE CAP VALUE FUND ONLY Effective on the dates shown below, each of Janus International Equity Fund, Janus Global Real Estate Fund, Janus International Forty Fund, and Perkins Large Cap Value Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced or will commence on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applies.

                                                                 Effective Date of      Effective Date of
                                                                  Performance Fee        First Adjustment
  Fund                                                              Arrangement          to Advisory Fee
  -------------------------------------------------------------------------------------------------------
  Janus International Equity Fund                                     12/01/06               12/01/07
  Janus Global Real Estate Fund                                       12/01/07               12/01/08
  Janus International Forty Fund                                      06/01/08               06/01/09
  Perkins Large Cap Value Fund                                        01/01/09               01/01/10



  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

  The investment performance of a Fund's load-waived Class A Shares is used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

  The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance

  Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

  Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

  The Base Fee Rate would be computed as follows:

  $200 million x 0.60% / 12 = $100,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

  The Base Fee Rate would be computed as follows:

  $800 million x 0.60% / 12 = $400,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

  The Base Fee Rate for each Fund and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                             Base Fee Rate (%)
  Fund Name                               Benchmark Index                                      (annual rate)
  ------------------------------------------------------------------------------------------------------------
  Janus International Equity Fund         MSCI EAFE(R) Index(1)                                     0.68
  Janus Global Real Estate Fund           FTSE EPRA/NAREIT Global Real Estate Index(2)              0.75
  Janus International Forty Fund          MSCI All Country World ex-U.S. Index(SM)(3)               0.73
  Perkins Large Cap Value Fund            Russell 1000(R) Value Index(4)                            0.64(5)



  (1) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (2) The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.
  (3) The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (4) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.
  (5) Janus Capital pays Perkins, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and Perkins. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital).

  The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended July 31, 2008 are shown below:

  Fund Name                                                                  Net Assets(1) (000s)
  -----------------------------------------------------------------------------------------------
  Janus International Equity Fund                                                  $162,945
  Janus Global Real Estate Fund                                                    $  6,695
  Janus International Forty Fund                                                   $  1,458
  Perkins Large Cap Value Fund(2)                                                       N/A




  (1) As of April 30, 2009, total net assets (rounded to thousands) were as follows: Janus International Equity Fund $119,222; Janus Global Real Estate Fund $4,841; Janus International Forty Fund $2,287; and Perkins Large Cap Value Fund $16,755.

  (2) The predecessor fund commenced operations on December 31, 2008.

  EXAMPLES: JANUS INTERNATIONAL EQUITY FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI EAFE(R) Index.

  Example 1: Fund Outperforms Its Benchmark Index By 7.00%

  If the Fund has outperformed the MSCI EAFE(R) Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.68%                                              1/12th of 0.15%             1/12th of 0.83%

  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the MSCI EAFE(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.68%                                                    0.00                  1/12th of 0.68%



  Example 3: Fund Underperforms Its Benchmark Index By 7.00%

  If the Fund has underperformed the MSCI EAFE(R) Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.68%                                              1/12th of -0.15%            1/12th of 0.53%



  Because the predecessor fund is a newer fund that commenced operations on November 28, 2006, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.


  EXAMPLES: JANUS GLOBAL REAL ESTATE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the FTSE EPRA/NAREIT Global Real Estate Index.

  Example 1: Fund Outperforms Its Benchmark Index By 4.00%

  If the Fund has outperformed the FTSE EPRA/NAREIT Global Real Estate Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.75%                                              1/12th of 0.15%             1/12th of 0.90%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the FTSE EPRA/NAREIT Global Real Estate Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.75%                                                    0.00                  1/12th of 0.75%



  Example 3: Fund Underperforms Its Benchmark Index By 4.00%

  If the Fund has underperformed the FTSE EPRA/NAREIT Global Real Estate Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.75%                                              1/12th of -0.15%            1/12th of 0.60%



  Because the predecessor fund is a newer fund that commenced operations on November 28, 2007, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

  EXAMPLES: JANUS INTERNATIONAL FORTY FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period.

  The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI All Country World ex-U.S. Index(SM).

  Example 1: Fund Outperforms Its Benchmark Index By 6.00%

  If the Fund has outperformed the MSCI All Country World ex-U.S. Index(SM) by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.73%                                              1/12th of 0.15%             1/12th of 0.88%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the MSCI All Country World ex-U.S. Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.73%                                                    0.00                  1/12th of 0.73%



  Example 3: Fund Underperforms Its Benchmark Index By 6.00%

  If the Fund has underperformed the MSCI All Country World ex-U.S. Index(SM) by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.73%                                              1/12th of -0.15%            1/12th of 0.58%



  Because the predecessor fund is a newer fund that commenced operations on May 30, 2008, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

  EXAMPLES: PERKINS LARGE CAP VALUE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 3.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell 1000(R) Value Index.

  Example 1: Fund Outperforms Its Benchmark Index By 3.50%

  If the Fund has outperformed the Russell 1000(R) Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell 1000(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%

  Example 3: Fund Underperforms Its Benchmark Index By 3.50%

  If the Fund has underperformed the Russell 1000(R) Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%



  Because the predecessor fund is a newer fund that commenced operations on December 31, 2008, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Large Cap Value Fund, and Perkins, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on the Fund's Class A Shares' (waiving the upfront sales load) performance compared to the investment record of the Russell 1000(R) Value Index.

  EXPENSE LIMITATIONS

  Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fee applicable to Class R Shares and Class S Shares, the administrative fee applicable to Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least November 1, 2010.

                                                                               Expense Limit
  Fund Name                                                                   Percentage (%)
  ------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund                                                  1.25(1)
    Janus Long/Short Fund(2)                                                       1.75
  GROWTH & CORE
    Janus Forty Fund                                                               0.78
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund                                                1.25(1)
    Janus International Forty Fund                                                 1.25(1)
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund                                                0.90
    INTECH Risk-Managed International Fund(3)                                      1.00
    INTECH Risk-Managed Value Fund                                                 0.75
  VALUE
    Perkins Large Cap Value Fund                                                   1.00(1)


  (1) Effective December 1, 2006 for Janus International Equity Fund, December 1, 2007 for Janus Global Real Estate Fund, June 1, 2008 for Janus International Forty Fund, and January 1, 2009 for Perkins Large Cap Value Fund, each Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon each Fund's performance relative to its respective benchmark index over the performance measurement period. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit will be in effect until November 1, 2010.
  (2) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.
  (3) For a three-year period which began May 2, 2007 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

  The following table summarizes the advisory fees paid by funds in Janus Adviser Series prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table summarizes the advisory fees paid by the predecessor funds and any advisory fee waivers for the last three fiscal years or periods ended July 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown.

                                              2008                             2007                            2006
                             -------------------------------------  --------------------------      --------------------------
  Fund Name                  Advisory Fees   Waivers(-)/Recoupment  Advisory Fees   Waivers(-)      Advisory Fees   Waivers(-)
  ----------------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real
       Estate Fund
       (formerly known as
       Janus Adviser Global
       Real Estate Fund)      $    30,285(1)       -$ 30,285(1)(2)           N/A           N/A               N/A           N/A
    Janus Long/Short Fund
       (formerly known as
       Janus Adviser
       Long/Short Fund)       $ 9,473,341           $ 72,749         $   631,885     -$118,129               N/A           N/A
  GROWTH & CORE
    Janus Forty Fund
       (formerly known as
       Janus Adviser Forty
       Fund)                  $34,246,897          -$771,650         $15,684,965     -$434,641       $10,132,729     -$288,516
  INTERNATIONAL & GLOBAL
    Janus International
       Equity Fund
       (formerly known as
       Janus Adviser
       International Equity
       Fund)                  $   524,895          -$    418         $    40,602(3)  -$ 40,602(2)(3)         N/A           N/A
    Janus International
       Forty Fund (formerly
       known as Janus
       Adviser
       International Forty
       Fund)                  $     1,367(4)       -$  1,367(2)(4)           N/A           N/A               N/A           N/A
  RISK-MANAGED
    INTECH Risk-Managed
       Growth Fund
       (formerly known as
       Janus Adviser INTECH
       Risk-Managed Growth
       Fund)                  $ 7,314,142           $     --         $ 5,897,087      $     --       $   984,578     -$ 68,940
    INTECH Risk-Managed
       International Fund
       (formerly known as
       Janus Adviser INTECH
       Risk-Managed
       International Fund)    $    55,815          -$ 55,815(2)      $    13,494(5)  -$ 13,494(2)(5)         N/A           N/A
    INTECH Risk-Managed
       Value Fund (formerly
       known as Janus
       Adviser INTECH Risk-
       Managed Value Fund)    $   297,969          -$180,009         $   164,724     -$159,469       $    44,801(6)  -$ 44,801(2)(6)
  VALUE
    Perkins Large Cap Value
       Fund(7) (formerly
       known as Janus
       Adviser Perkins
       Large Cap Value
       Fund)                          N/A                N/A                 N/A           N/A               N/A           N/A


  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) Fee waiver by Janus Capital exceeded the advisory fee.
  (3) November 28, 2006 (effective date) to July 31, 2007.
  (4) May 30, 2008 (effective date) to July 31, 2008.
  (5) May 2, 2007 (effective date) to July 31, 2007.
  (6) December 30, 2005 (effective date) to July 31, 2006.
  (7) No Advisory Fees were paid by the predecessor fund because the predecessor fund did not commence operations until December 31, 2008.

SUBADVISERS

  Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund.

INTECH INVESTMENT MANAGEMENT LLC

  Janus Capital has entered into Sub-Advisory Agreements with INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund.

  INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 92% of INTECH.

  Under the Sub-Advisory Agreements between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreements provide that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.


  Under the Amended Sub-Advisory Agreements, Janus Capital pays INTECH a fee equal to 50% of the advisory fee payable by INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund to Janus Capital (calculated after any applicable fee waivers and expense reimbursements).


  The Sub-Advisory Agreements will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination by the Funds or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreements.

PERKINS INVESTMENT MANAGEMENT LLC

  Janus Capital has entered into a Sub-Advisory Agreement with Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Perkins Large Cap Value Fund.

  Perkins: (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

  Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns approximately 78% of Perkins.

  Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

  Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by Perkins Large Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements).

  The Sub-Advisory Agreement with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination at any time by Janus Capital or Perkins by giving 90 days' advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins) or by Janus Capital or the Trust without advance notice or if Perkins is unable to discharge its duties and obligations. The Fund's Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of the Fund's respective Investment Advisory Agreement.

  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO PERKINS LARGE CAP VALUE FUND

  Perkins Large Cap Value Fund has an investment advisory fee rate that adjusts up or down based upon the Fund's performance of the Fund's Class A Shares (waiving the upfront sales load) relative to the cumulative performance of its benchmark index over the performance measurement period. Any performance adjustment will commence January 2010. Until that time, only the fixed rate applies. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any applicable performance fee adjustments, reimbursement of expenses incurred, or fees waived by Janus Capital).


  Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended July 31, 2008.

  Fund Name                                  Subadviser         Contractual Rate(1)(%)
  ------------------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund              INTECH                   0.25
  INTECH Risk-Managed International Fund       INTECH                   0.275
  INTECH Risk-Managed Value Fund               INTECH                   0.25
  Perkins Large Cap Value Fund                 Perkins                  N/A(2)



  (1) Prior to any fee reimbursement, if applicable.
  (2) For the fiscal year ended July 31, 2008, Janus Capital did not pay subadvisory fees to Perkins for Perkins Large Cap Value Fund because the predecessor fund did not commence operations until December 31, 2008.


  The Risk-Managed Funds pay no fees directly to INTECH, and Perkins Large Cap Value Fund pays no fees directly to Perkins. Janus Capital pays these subadvisory fees out of each Fund's respective advisory fees. With respect to INTECH Risk-Managed International Fund and INTECH Risk-Managed Value Fund, INTECH has agreed to waive, in whole or in part, the subadvisory fees paid by Janus Capital.


  For the fiscal year ended July 31, 2008, Janus Capital paid subadvisory fees to INTECH in the amounts of $315,010 for INTECH Risk-Managed Growth Fund, $27,292 for INTECH Risk-Managed International Fund, and $151,654 for INTECH Risk-Managed Value Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  CLASS A SHARES AND CLASS C SHARES
  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial

  Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Morgan Stanley Smith Barney, LLC; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wells Fargo Advisors, LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries' fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  CLASS I SHARES, CLASS R SHARES, CLASS S SHARES, AND CLASS T SHARES
  With respect to Class I Shares, Class R Shares, Class S Shares, and Class T Shares, Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing other marketing or distribution-related services (with the exception of Class I Shares, Class R Shares, and Class S Shares), as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

  Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Long/Short Fund and other Janus funds and accounts.

  INTECH has adopted its own allocation procedures, which apply to the Risk-Managed Funds. INTECH, the subadviser for INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund, generates daily trades for all of its clients, including the Risk-Managed Funds, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  Perkins, the subadviser for Perkins Large Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Perkins Large Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital, INTECH, Perkins, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, Perkins, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
  (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and
  (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, Perkins, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, Perkins, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Perkins, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, Perkins, and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

  Each Fund's Trustees have delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available without charge:
  (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.

  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

INTECH Investment Management LLC
Proxy Voting Procedures

  The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

  GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged RiskMetrics Group, ISS Governance Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with ISS' Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Social Proxy Voting Guidelines, or Catholic Proxy Voting Guidelines (collectively referred to as "ISS Recommendations"). The ISS Recommendations are designed with the intent of maximizing the long-term economic benefits to shareholders.

  INTECH will vote all proxies on behalf of client's accounts in accordance with ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:

  - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with ISS' Benchmark ("BENCHMARK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.

  - Union and Union Taft-Hartley clients in accordance with ISS' Taft-Hartley ("TAFT-HARTLEY") Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.

  - Public Fund clients in accordance with ISS' Public Fund ("PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.

  - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS' Social ("SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions ISS' Catholic Proxy Voting Guidelines ("CATHOLIC") are also available to clients.

  Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.riskmetrics.com/policy/2009/policy_information. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.

  DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Janus Investment Accounting Operations Group to provide the administration for its proxy voting.

  JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines.

  VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with ISS' BENCHMARK Proxy Voting Guidelines.

  CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

  - ISS shall vote all proxies on INTECH's behalf in accordance with ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

  - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

  - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

  - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.

  - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

  - At least annually, INTECH reviews ISS' Policies, Procedures, and Practices Regarding Potential Conflicts of Interest ("ISS' Conflict Policy"), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS' Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.

  In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's General Counsel, Chief Financial Officer, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.

  REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, and CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

  REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins Investment Management LLC
Proxy Voting Summary for Mutual Funds

  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES

  Perkins has developed proxy voting guidelines (the "Perkins Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Perkins Proxy Voting Committee is to develop the Perkins Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Guidelines for use in voting proxies. Below is a summary of some of the Perkins Guidelines.

  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).

  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

  Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

  Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

  Class T Shares of the Funds pay an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by Class T Shares of the Funds to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.

  The following table summarizes the administrative services fees for the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30. The total amounts paid by Class R Shares and Class S Shares of the predecessor funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and service providers) are as follows:


                                                          Administrative        Administrative        Administrative
                                                           Services Fees         Services Fees         Services Fees
  Fund Name                                                July 31, 2008         July 31, 2007         July 31, 2006
  ------------------------------------------------------------------------------------------------------------------

  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as
       Janus Adviser Global Real Estate Fund)
       Class S Shares                                       $      738(1)                N/A                   N/A
    Janus Long/Short Fund (formerly known as Janus
       Adviser Long/Short Fund)
       Class R Shares                                       $    1,503            $    2,855                   N/A
       Class S Shares                                       $  148,150            $   17,162                   N/A
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser
       Forty Fund)
       Class R Shares                                       $  134,528            $   31,829            $    5,324
       Class S Shares                                       $8,839,597            $4,917,081            $3,316,392
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as
       Janus Adviser International Equity Fund)
       Class R Shares                                       $    1,619            $      931(2)                N/A
       Class S Shares                                       $    7,093            $      952(2)                N/A
    Janus International Forty Fund (formerly known as
       Janus Adviser International Forty Fund)
       Class S Shares                                       $      102(3)                N/A                   N/A

                                                          Administrative        Administrative        Administrative
                                                           Services Fees         Services Fees         Services Fees
  Fund Name                                                July 31, 2008         July 31, 2007         July 31, 2006
  ------------------------------------------------------------------------------------------------------------------
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Growth Fund)
       Class S Shares                                       $  293,088            $  378,840            $  242,896
    INTECH Risk-Managed International Fund (formerly
       known as Janus Adviser INTECH Risk-Managed
       International Fund)
       Class S Shares                                       $    6,193            $    1,551(4)                N/A
    INTECH Risk-Managed Value Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Value Fund)
       Class S Shares                                       $      710            $      736            $      375(5)
  VALUE
    Perkins Large Cap Value Fund(6) (formerly known as
       Janus Adviser Perkins Large Cap Value Fund)
       Class S Shares                                              N/A                   N/A                   N/A


  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) November 28, 2006 (effective date) to July 31, 2007.
  (3) May 30, 2008 (effective date) to July 31, 2008.
  (4) May 2, 2007 (effective date) to July 31, 2007.
  (5) December 30, 2005 (effective date) to July 31, 2006.
  (6) Janus Services did not receive any administrative services fees from Class S Shares of the predecessor fund because the predecessor fund did not commence operations until December 31, 2008.
  Note: Certain Funds do not offer Class R Shares.

  As of the date of this SAI, Janus Services did not receive any administrative fees from Class T Shares of the Funds because the Class T Shares are new.

  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems or those processed on a manual basis by Janus Services.


  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account. In addition, the Funds use DST systems to track and process redemption fees and contingent deferred sales charges. The Funds currently pay DST annual per account rates for these systems. These fees are only charged to classes of the Funds with redemption fees or contingent deferred sales charges.


  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors' registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Janus Capital places all portfolio transactions of the Funds, except for the Risk-Managed Funds. With respect to the Risk-Managed Funds, INTECH places portfolio transactions using its proprietary trade system software. With respect to Perkins Large Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.

  Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

  Janus Long/Short Fund intends to maintain a prime brokerage arrangement to facilitate short sale transactions. A prime broker may provide, and the current prime broker of the Fund is expected to provide, services and products to Janus Capital in connection with the lending, short selling facilities, and related services the prime broker provides to the Fund and other clients. These services may include, without limitation, electronic interfaces, software and various reports in connection with short sale activity. As a result of these services and products, Janus Capital may have an incentive to use the prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).

  The following table summarizes the total brokerage commissions paid by funds in Janus Adviser Series prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series has a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table summarizes the total brokerage commissions paid by the predecessor funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the predecessor funds for the fiscal year ended July 31, 2008.

  Fund Name                                                                                    Commissions     Transactions
  --------------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as Janus Adviser Global Real Estate Fund)     $    1,974    $    2,681,045
    Janus Long/Short Fund (formerly known as Janus Adviser Long/Short Fund)                     $4,107,876    $3,400,106,062
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser Forty Fund)                               $1,848,929    $3,433,488,421
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as Janus Adviser International Equity
       Fund)                                                                                    $  122,342    $   78,588,610
    Janus International Forty Fund (formerly known as Janus Adviser International Forty
       Fund)                                                                                    $      686    $      640,531
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as Janus Adviser INTECH Risk-Managed
       Growth Fund)                                                                             $1,081,877    $1,387,798,171
    INTECH Risk-Managed International Fund (formerly known as Janus Adviser INTECH Risk-
       Managed International Fund)                                                              $    3,198    $    5,325,317
    INTECH Risk-Managed Value Fund (formerly known as Janus Adviser INTECH Risk-Managed
       Value Fund)                                                                              $   41,799    $   41,310,783
  VALUE
    Perkins Large Cap Value Fund(1) (formerly known as Janus Adviser Perkins Large Cap Value
       Fund)                                                                                           N/A               N/A


  (1) The predecessor fund did not pay any commissions related to research because the predecessor fund did not commence operations until December 31, 2008.

  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Perkins Large Cap Value Fund.

  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

  INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

  The following tables summarize the total amount of brokerage commissions paid and the value of securities certain funds owned of their regular broker-dealers in Janus Adviser Series prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table lists the total amount of brokerage commissions paid by the predecessor funds for the fiscal years or periods ending July 31 of each year shown.

  Fund Name                                                                                   2008          2007          2006
  -------------------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as Janus Adviser Global Real Estate
       Fund)                                                                               $    5,292(1)        N/A           N/A
    Janus Long/Short Fund (formerly known as Janus Adviser Long/Short Fund)                $7,668,176    $  598,453           N/A
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser Forty Fund)                          $3,773,022    $1,405,178    $1,109,835
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as Janus Adviser International
       Equity Fund)                                                                        $  236,981    $   45,528(2)        N/A
    Janus International Forty Fund (formerly known as Janus Adviser International Forty
       Fund)                                                                               $    1,526(3)        N/A           N/A
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as Janus Adviser INTECH Risk-
       Managed Growth Fund)                                                                $2,641,732    $1,609,247    $  287,314
    INTECH Risk-Managed International Fund (formerly known as Janus Adviser INTECH
       Risk-Managed International Fund)                                                    $   12,781    $    8,646(4)        N/A
    INTECH Risk-Managed Value Fund (formerly known as Janus Adviser INTECH Risk-Managed
       Value Fund)                                                                         $  108,028    $   31,632    $   13,677(5)
  VALUE
    Perkins Large Cap Value Fund(6) (formerly known as Janus Adviser Perkins Large Cap
       Value Fund)                                                                                N/A           N/A           N/A


  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) November 28, 2006 (effective date) to July 31, 2007.
  (3) May 30, 2008 (effective date) to July 31, 2008.
  (4) May 2, 2007 (effective date) to July 31, 2007.
  (5) December 30, 2005 (effective date) to July 31, 2006.
  (6) The predecessor fund did not pay any brokerage commissions because the predecessor fund did not commence operations until December 31, 2008.

  Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

  As of July 31, 2008, certain predecessor funds owned securities of their regular broker-dealers (or parents) as shown below:

                                                                                      Value of
                                             Name of                                 Securities
Fund Name                                 Broker-Dealer                                 Owned
------------------------------------------------------------------------------------------------
GROWTH & CORE
  Janus Forty Fund (formerly known as
     Janus Adviser Forty Fund)            Goldman Sachs Group, Inc.                 $192,656,937
                                          Lehman Brothers, Inc.                       91,702,538
INTERNATIONAL & GLOBAL
  Janus Adviser International Forty Fund
     (formerly known as Janus Adviser
     International Forty Fund)            UBS A.G.                                  $     23,311
RISK-MANAGED
  INTECH Risk-Managed Value Fund
     (formerly known as Janus Adviser
     INTECH Risk-Managed Value Fund)      Citigroup, Inc.                           $  1,284,003
                                          Goldman Sachs Group, Inc.                      570,524
                                          JP Morgan Chase & Co.                          995,435
                                          Lehman Brothers, Inc.                           48,552
                                          Morgan Stanley Co.                              67,116

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        52                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    52                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   52                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  52*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------



 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         52                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004); and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    52                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            52                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     52                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH THE TRUST      TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Patrick Brophy               Executive Vice President and       11/07-Present     Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Principal at THK Associates, Inc.
 Denver, CO 80206             Janus Global Real Estate Fund                        (market economics and land planning
 DOB: 1965                                                                         firm)(1990-2005).
------------------------------------------------------------------------------------------------------------------------------
 David C. Decker              Executive Vice President and Co-   8/06-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Long/Short Fund
 DOB: 1966
------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff                  Co-Portfolio Manager               8/06-Present      Portfolio Manager for other Janus accounts.
 151 Detroit Street           Janus Long/Short Fund                                Formerly, Analyst (2003-2007) for Janus
 Denver, CO 80206                                                                  Capital.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------
 Ron Sachs                    Executive Vice President and       1/08-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Forty Fund                                     Formerly, Portfolio Manager (2000-2007) for
 DOB: 1967                                                                         Janus Orion Fund and Portfolio Manager
                                                                                   (2005-2006) for Janus Triton Fund.
------------------------------------------------------------------------------------------------------------------------------
 Laurent Saltiel              Executive Vice President and       11/06-Present     Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus International Equity Fund                      Formerly, Research Analyst (2002-2009) for
 DOB: 1969                                                                         Janus Capital.
                              Executive Vice President and       5/08-Present
                              Portfolio Manager Janus
                              International Forty Fund
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; Director of Perkins
                                                                                   Investment Management LLC; and Working
                                                                                   Director of INTECH Investment Management
                                                                                   LLC (formerly named Enhanced Investment
                                                                                   Technologies, LLC). Formerly, President
                                                                                   (2002-2007) and Director (2000-2007) of The
                                                                                   Janus Foundation; President (2004-2006) and
                                                                                   Vice President and Chief Marketing Officer
                                                                                   (2003-2004) of Janus Services LLC; and
                                                                                   Senior Vice President (2003-2005) of Janus
                                                                                   Capital Group Inc. and Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         and Vice President of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC). Formerly,
                                                                                   Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC (2003-2008) and INTECH
                                                                                   Investment Management LLC (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------



 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF MEETINGS HELD
                                                                         MEMBERS                          DURING LAST FISCAL
                              SUMMARY OF FUNCTIONS                       (INDEPENDENT TRUSTEES)           YEAR(1)
---------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting process,   Jerome S. Contro (Chair)                    4
                              the system of internal controls over       John W. McCarter, Jr.
                              financial reporting, disclosure controls   Dennis B. Mullen
                              and procedures, Form N-CSR filings, and
                              the audit process. The Committee's
                              review of the audit process includes,
                              among other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all audit
                              and nonaudit services.
---------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations          James T. Rothe (Chair)                      4
                              regarding matters related to the Trust's   Jerome S. Contro
                              use of brokerage commissions and           Martin H. Waldinger
                              placement of portfolio transactions.
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities of      Dennis B. Mullen (Chair)                    5
 COMMITTEE                    the Trust's non-money market funds.        Jerome S. Contro
                                                                         William F. McCalpin
                                                                         John W. McCarter, Jr.
                                                                         James T. Rothe
                                                                         William D. Stewart
                                                                         Martin H. Waldinger
                                                                         Linda S. Wolf
---------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various           Linda S. Wolf (Chair)                       12
 COMMITTEE                    procedures adopted by the Trust, reviews   William F. McCalpin
                              registration statements on Form N-1A,      William D. Stewart
                              oversees the implementation and
                              administration of the Trust's Proxy
                              Voting Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to the     Jerome S. Contro (Chair)                    4
                              operations of the Janus money market       James T. Rothe
                              funds, including compliance with their     Martin H. Waldinger
                              Money Market Fund Procedures.
---------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends individuals      John W. McCarter, Jr. (Chair)               6
 GOVERNANCE COMMITTEE         for election as Trustee, consults with     William F. McCalpin
                              Management in planning Trustee meetings,   Dennis B. Mullen
                              and oversees the administration of, and
                              ensures compliance with, the Trust's
                              Governance Procedures and Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of securities      William D. Stewart (Chair)                  17
                              for which market quotations are not        James T. Rothe
                              readily available or are deemed not to     Linda S. Wolf
                              be reliable, pursuant to procedures
                              adopted by the Trustees and reviews
                              other matters related to the pricing of
                              securities.
---------------------------------------------------------------------------------------------------------------------------------



(1) The predecessor funds' last fiscal year was the period August 1, 2007 to July 31, 2008.

      Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares (if applicable) of the Janus Adviser Series predecessor funds and the aggregate dollar range of shares of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008. (The Trustees own shares of certain other Janus mutual funds that are offered through different distribution channels.)

---------------------------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE OF EQUITY                               REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE          SECURITIES IN THE PREDECESSOR FUNDS                  TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin      None                                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro         Janus International Equity Fund    $10,001-$50,000   Over $100,000(1)
                          Janus Long/Short Fund                Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.    None                                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen         Janus Forty Fund                   $10,001-$50,000   Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe           None                                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart       None                                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger      None                                                 Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf            None                                                 Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------------------


(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.

  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Janus Adviser Series predecessor funds discussed in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                                    Aggregate Compensation            Total Compensation
                                                                      from the Funds for           from the Janus Funds for
                                                                       fiscal year ended              calendar year ended
Name of Person, Position                                               July 31, 2008(1)             December 31, 2008(2)(3)
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(4)                                N/A                          $391,500
  Jerome S. Contro, Trustee                                                   N/A                          $303,000
  John W. McCarter, Jr., Trustee                                              N/A                          $281,250
  Dennis B. Mullen, Trustee                                                   N/A                          $344,872
  James T. Rothe, Trustee                                                     N/A                          $306,250
  William D. Stewart, Trustee                                                 N/A                          $309,250
  Martin H. Waldinger, Trustee                                                N/A                          $272,500
  Linda S. Wolf, Trustee                                                      N/A                          $293,750



(1) Since the Funds are new, no fees were paid during the fiscal year ended July 31, 2008. The aggregate compensation paid by the predecessor funds for the period ending July 31, 2008 was as follows: William F. McCalpin $37,088; Jerome S. Contro $31,249; John W. McCarter, Jr. $30,927; Dennis B. Mullen $36,878; James T. Rothe $30,986; William D. Stewart $33,926; Martin H. Waldinger $28,676; and Linda S. Wolf $31,306.
(2) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).
(3) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.
(4) Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.

JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio managers as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                   Other Registered        Other Pooled
                                                                      Investment            Investment
                                                                      Companies*             Vehicles          Other Accounts
  ---------------------------------------------------------------------------------------------------------------------------
  Patrick Brophy           Number of Other Accounts Managed                      2                 None                     3
                           Assets in Other Accounts Managed         $   66,892,948                 None        $    2,748,442

  David Decker             Number of Other Accounts Managed                      3                    1                     9
                           Assets in Other Accounts Managed         $  779,334,123          $22,400,738        $  334,635,460

  Daniel Riff              Number of Other Accounts Managed                      7                 None                     4
                           Assets in Other Accounts Managed         $3,358,004,944                 None        $    3,500,195

  Ron Sachs                Number of Other Accounts Managed                     17                    1                     9(1)
                           Assets in Other Accounts Managed         $3,988,697,741          $53,411,506        $1,321,116,909

  Laurent Saltiel          Number of Other Accounts Managed                      1(2)                 1                  None
                           Assets in Other Accounts Managed         $  600,730,179          $58,363,818                  None


   * Excludes Janus Adviser Series funds that are being reorganized into the Trust.
  (1) One of the accounts included in the total, consisting of $289,765,089 of the total assets, has a performance-based advisory fee.
  (2) The account has a performance-based advisory fee.

  MATERIAL CONFLICTS

  As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  Janus Capital is the adviser to the Funds and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Funds. In addition, the Janus "funds of funds" portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios, which are other "funds of funds" offered by Janus Capital.

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating a portfolio manager's compensation as of April 30, 2009.

  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

  CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

  Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

  Each Fund's Lipper peer group for compensation purposes is shown in the following table:

  Fund Name                                           Lipper Peer Group
  ------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund                     Real Estate Funds
    Janus Long/Short Fund                             Long/Short Equity Funds
  GROWTH & CORE
    Janus Forty Fund                                  Large-Cap Growth Funds
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund                   International Funds
    Janus International Forty Fund                    International Funds
  VALUE
    Perkins Large Cap Value Fund                      Large-Cap Core Funds


INTECH INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the investment personnel as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                 Other Registered     Other Pooled
                                                                    Investment         Investment
                                                                   Companies*(1)        Vehicles       Other Accounts(2)
  ----------------------------------------------------------------------------------------------------------------------
  E. Robert Fernholz         Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Adrian Banner              Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Jason Greene               Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Joseph Runnels             Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793



  * Excludes Janus Adviser Series funds that are being reorganized into the Trust.

  (1) One of the accounts included in the totals, consisting of $20,521,784 of the total assets in the category, has a performance-based advisory fee.

  (2) Fifty of the accounts included in the totals, consisting of $5,614,990,988 of the total assets in the category, have performance-based advisory fees.

  MATERIAL CONFLICTS

  As shown in the table above, the Risk-Managed Funds' investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel's compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Funds. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION

  As described under "Investment Adviser and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of April 30, 2009.

  For managing the Funds and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, which is not based on performance or assets of the Funds or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Funds or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

  The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio managers as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                      Other Registered    Other Pooled
                                                                         Investment        Investment
                                                                         Companies*         Vehicles      Other Accounts
  ----------------------------------------------------------------------------------------------------------------------
  Thomas Perkins                  Number of Other Accounts Managed                 3(1)       None                   20
                                  Assets in Other Accounts Managed      $687,643,535          None         $468,586,623

  Kevin Preloger                  Number of Other Accounts Managed              None          None                   19
                                  Assets in Other Accounts Managed              None          None         $ 29,108,899



   * Excludes Janus Adviser Series funds that are being reorganized into the Trust.

  (1) One of the accounts included in the total, consisting of $398,804,284 of the total assets in the category, has a performance-based advisory fee.


  MATERIAL CONFLICTS

  As shown in the table above, Perkins Large Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers' compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating a portfolio manager's compensation as of April 30, 2009.

  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer ("CIO") of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from a discretionary bonus pool.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.

OWNERSHIP OF SECURITIES


  The table below shows the dollar range of shares beneficially owned (if applicable) of the Janus Adviser Series predecessor fund(s) managed by the portfolio managers and/or investment personnel and the aggregate dollar range of shares beneficially owned by the portfolio managers and/or investment personnel of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds"), as of April 30, 2009.


---------------------------------------------------------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY                                              AGGREGATE DOLLAR RANGE OF EQUITY
 INVESTMENT PERSONNEL     SECURITIES IN THE PREDECESSOR FUND(S) MANAGED                       SECURITIES IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
---------------------------------------------------------------------------------------------------------------------------------
 PATRICK BROPHY           Janus Global Real Estate Fund                   $100,001-$500,000                  $500,001-$1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 DAVID DECKER             Janus Long/Short Fund                             Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 DANIEL RIFF              Janus Long/Short Fund                             Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 RON SACHS                Janus Forty Fund                                             None                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 LAURENT SALTIEL          Janus International Equity Fund               $500,001-$1,000,000                      Over $1,000,000
                          Janus International Forty Fund                $500,001-$1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 INTECH
---------------------------------------------------------------------------------------------------------------------------------
 E. ROBERT FERNHOLZ       INTECH Risk-Managed Growth Fund                              None                      Over $1,000,000
                          INTECH Risk-Managed International Fund                       None
                          INTECH Risk-Managed Value Fund                               None
---------------------------------------------------------------------------------------------------------------------------------
 ADRIAN BANNER            INTECH Risk-Managed Growth Fund                              None                    $100,001-$500,000
                          INTECH Risk-Managed International Fund                       None
                          INTECH Risk-Managed Value Fund                               None
---------------------------------------------------------------------------------------------------------------------------------
 JASON GREENE             INTECH Risk-Managed Growth Fund                              None                    $100,001-$500,000
                          INTECH Risk-Managed International Fund                 $1-$10,000
                          INTECH Risk-Managed Value Fund                               None
---------------------------------------------------------------------------------------------------------------------------------
 JOSEPH RUNNELS           INTECH Risk-Managed Growth Fund                              None                     $50,001-$100,000
                          INTECH Risk-Managed International Fund                       None
                          INTECH Risk-Managed Value Fund                               None
---------------------------------------------------------------------------------------------------------------------------------
 PERKINS
---------------------------------------------------------------------------------------------------------------------------------
 THOMAS PERKINS           Perkins Large Cap Value Fund                      Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 KEVIN PRELOGER           Perkins Large Cap Value Fund                    $100,001-$500,000                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Funds' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Fund's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

  Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers' advice, which are on top of the Funds' expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund "supermarket" programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

  Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectuses will provide you with detailed information about investing in the Funds.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                            Sales Charge as a         Sales Charge as a         Amount of Sales Charge Reallowed
                                              Percentage of           Percentage of Net         to Financial Intermediaries as a
 Amount of Purchase at Offering Price        Offering Price*           Amount Invested            Percentage of Offering Price
                                            -----------------         -----------------         --------------------------------

   Under $50,000                                   5.75%                     6.10%                            5.00%
   $50,000 but under $100,000                      4.50%                     4.71%                            3.75%
   $100,000 but under $250,000                     3.50%                     3.63%                            2.75%
   $250,000 but under $500,000                     2.50%                     2.56%                            2.00%
   $500,000 but under $1,000,000                   2.00%                     2.04%                            1.60%
   $1,000,000 and above                            None**                    None                             None


   * Offering Price includes the initial sales charge.
  ** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  The following tables show the aggregate amount of underwriting commissions paid to, as well as the aggregate amount retained by, Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares of the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table below shows underwriting commissions paid to Janus Distributors by the predecessor funds for the fiscal years or periods ending July 31 (substantially all of which was paid out to financial intermediaries).

                                                                      Aggregate Sales Commissions
                                                             --------------------------------------------
  Fund Name                                                     2008              2007             2006
  -------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as Janus
       Adviser Global Real Estate Fund)
       Class A Shares                                        $      254(1)           N/A              N/A
    Janus Long/Short Fund (formerly known as Janus Adviser
       Long/Short Fund)
       Class A Shares                                        $2,899,061         $471,437              N/A
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser
       Forty Fund)
       Class A Shares                                        $3,821,845         $430,024         $363,068
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as
       Janus Adviser International Equity Fund)
       Class A Shares                                        $  207,212         $  6,465(2)           N/A
    Janus International Forty Fund (formerly known as
       Janus Adviser International Forty Fund)
       Class A Shares                                        $       25(3)           N/A              N/A
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Growth Fund)
       Class A Shares                                        $   11,595         $106,751         $260,076
    INTECH Risk-Managed International Fund (formerly known
       as Janus Adviser INTECH Risk-Managed International
       Fund)
       Class A Shares                                        $    2,540         $     --(4)           N/A
    INTECH Risk-Managed Value Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Value Fund)
       Class A Shares                                        $    2,521         $  6,847         $     --(5)
  VALUE
    Perkins Large Cap Value Fund(6) (formerly known as
       Janus Adviser Perkins Large Cap Value Fund)
       Class A Shares                                               N/A              N/A              N/A


  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) November 28, 2006 (effective date) to July 31, 2007.
  (3) May 30, 2008 (effective date) to July 31, 2008.
  (4) May 2, 2007 (effective date) to July 31, 2007.
  (5) December 30, 2005 (effective date) to July 31, 2006.
  (6) No sales commissions were paid to Janus Distributors because the predecessor fund did not commence operations until December 31, 2008.

  The following table shows the upfront sales charge retained by Janus Distributors during the fiscal years or periods ended July 31, 2008 for the predecessor funds.

                                                                                   Upfront
                                                                                    Sales
  Fund Name                                                                        Charge
  ----------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as Janus Adviser Global Real
       Estate Fund) - Class A Shares                                              $     41(1)
    Janus Long/Short Fund (formerly known as Janus Adviser Long/Short
       Fund) - Class A Shares                                                     $279,647
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser Forty Fund) - Class A
       Shares                                                                     $530,064
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as Janus Adviser
       International Equity Fund) - Class A Shares                                $ 29,950
    Janus International Forty Fund (formerly known as Janus Adviser
       International Forty Fund) - Class A Shares                                 $     --(2)
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as Janus Adviser INTECH
       Risk-Managed Growth Fund) - Class A Shares                                 $  1,327
    INTECH Risk-Managed International Fund (formerly known as Janus Adviser
       INTECH Risk-Managed International Fund) - Class A Shares                   $    386
    INTECH Risk-Managed Value Fund (formerly known as Janus Adviser INTECH
       Risk-Managed Value Fund) - Class A Shares                                  $    335
  VALUE
    Perkins Large Cap Value Fund (formerly known as Janus Adviser Perkins
       Large Cap Value Fund) - Class A Shares                                     $    N/A(3)


  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) May 30, 2008 (effective date) to July 31, 2008.
  (3) No upfront sales charges are listed for the predecessor fund since the predecessor fund did not commence operations until December 31, 2008.

  CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, CLASS S SHARES, AND CLASS T SHARES
  Class C Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES
  As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. ("FINRA") Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of

  Fund shares held by such intermediaries' customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.

  CLASS C SHARES
  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.

  The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

  The following table shows the total amounts paid by the Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table shows amounts paid by the predecessor funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan for the fiscal year ended July 31, 2008.


                                                           Prospectus
                                                          Preparation,
                                        Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
  Fund Name                                Literature      and Mailing     Brokers    Sales Personnel       Payments
  ----------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund(1)
       (formerly known as Janus
       Adviser Global Real Estate
       Fund)
       Class A Shares                       $      8        $ 18,512             --      $      125        $      750
       Class C Shares                       $      8        $ 21,103             --              --        $    2,977
       Class S Shares                       $      8        $ 26,362             --              --        $      738
    Janus Long/Short Fund (formerly
       known as Janus Adviser
       Long/Short Fund)
       Class A Shares                       $ 15,428        $ 25,195     $  782,633      $1,226,555        $  818,020
       Class C Shares                       $  7,316        $ 24,036     $  130,312      $  611,803        $1,581,749
       Class R Shares                       $     22        $ 14,137     $    1,318      $       13        $    3,006
       Class S Shares                       $  2,794        $ 23,238     $  146,278      $   87,890        $  148,150
  GROWTH & CORE
    Janus Forty Fund (formerly known
       as Janus Adviser Forty Fund)
       Class A Shares                       $ 53,309        $ 75,290     $2,761,233      $1,960,946        $2,881,724
       Class C Shares                       $ 14,487        $ 45,290     $1,010,321      $  980,797        $3,201,232
       Class R Shares                       $  2,461        $ 30,915     $  267,552      $   82,535        $  269,057
       Class S Shares                       $164,957        $212,011     $8,489,688      $3,068,888        $8,839,597
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund
       (formerly known as Janus
       Adviser International Equity
       Fund)
       Class A Shares                       $    954        $  1,297     $   46,978      $  182,066        $   54,881
       Class C Shares                       $    254        $    581     $    8,067      $   41,870        $   59,709
       Class R Shares                       $     22        $    330     $      430      $       13        $    3,237
       Class S Shares                       $    129        $  5,203     $    5,888      $   19,586        $    7,093
    Janus International Forty Fund(2)
       (formerly known as Janus
       Adviser International Forty
       Fund)
       Class A Shares                             --        $      2             --      $       10        $      106
       Class C Shares                             --        $      4             --     ($        1)       $      417
       Class S Shares                             --        $      2             --              --        $      102
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund
       (formerly known as Janus
       Adviser INTECH Risk-Managed
       Growth Fund)
       Class A Shares                       $  2,242        $ 10,142     $  116,689      $   19,945        $  117,732
       Class C Shares                       $    622        $  6,417     $   98,849      $    4,518        $  129,822
       Class S Shares                       $  5,613        $ 36,404     $  286,268      $   28,221        $  293,090
    INTECH Risk-Managed International
       Fund (formerly known as Janus
       Adviser INTECH Risk-Managed
       International Fund)
       Class A Shares                       $     81        $ 13,089             --      $      142        $    6,267
       Class C Shares                       $     80        $ 13,796             --      $       27        $   24,846
       Class S Shares                       $     80        $ 19,802     $      530              --        $    6,193

                                                           Prospectus
                                                          Preparation,
                                        Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
  Fund Name                                Literature      and Mailing     Brokers    Sales Personnel       Payments
  ----------------------------------------------------------------------------------------------------------------------
    INTECH Risk-Managed Value Fund
       (formerly known as Janus
       Adviser INTECH Risk-Managed
       Value Fund)
       Class A Shares                       $     29        $    161     $      961      $    1,650        $    1,700
       Class C Shares                       $     37        $    386     $      978     ($      164)       $    8,601
       Class S Shares                       $      9        $  1,687             --              --        $      710
  VALUE
    Perkins Large Cap Value Fund(3)
       (formerly known as Janus
       Adviser Perkins Large Cap
       Value Fund)
       Class A Shares                             --              --             --              --                --
       Class C Shares                             --              --             --              --                --
       Class S Shares                             --              --             --              --                --




  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) May 30, 2008 (effective date) to July 31, 2008.

  (3) Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, or Class S Shares of the predecessor fund because the predecessor fund did not commence operations until December 31, 2008.

  Note: Certain Funds do not offer Class R Shares.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

  The following table shows the total amounts received by Janus Distributors from the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table shows amounts Janus Distributors received from the predecessor funds from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares for the fiscal year ended July 31, 2008.

                                                                             Contingent Deferred
  Fund Name                                                                      Sales Charge
  ----------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund(1) (formerly known as Janus Adviser
       Global Real Estate Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $    --
    Janus Long/Short Fund (formerly known as Janus Adviser Long/Short Fund)
       Class A Shares                                                              $93,515
       Class C Shares                                                              $38,543
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser Forty Fund)
       Class A Shares                                                              $    67
       Class C Shares                                                              $35,080
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as Janus Adviser
       International Equity Fund)
       Class A Shares                                                              $   288
       Class C Shares                                                              $ 1,910
    Janus International Forty Fund(2) (formerly known as Janus Adviser
       International Forty Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $    --
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as Janus Adviser INTECH
       Risk-Managed Growth Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $   190
    INTECH Risk-Managed International Fund (formerly known as Janus Adviser
       INTECH Risk-Managed International Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $    --
    INTECH Risk-Managed Value Fund (formerly known as Janus Adviser INTECH
       Risk-Managed Value Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $    --
  VALUE
    Perkins Large Cap Value Fund(3) (formerly known as Janus Adviser
       Perkins Large Cap Value Fund)
       Class A Shares                                                                  N/A
       Class C Shares                                                                  N/A



  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) May 30, 2008 (effective date) to July 31, 2008.
  (3) No contingent deferred sales charges are listed for the predecessor fund since the predecessor fund did not commence operations until December 31, 2008.

  CLASS I SHARES, CLASS R SHARES, CLASS S SHARES, AND CLASS T SHARES
  A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus Global Real Estate Fund, Janus Long/Short Fund, Janus International Equity Fund, Janus International Forty Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectuses.

  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Janus Global Real Estate Fund, Janus Long/Short Fund, Janus Forty Fund, Janus International Equity Fund, Janus International Forty Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund declare and make annual distributions of income (if any). If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

  All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

  The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

  Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under
  Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

  A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of a Fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the Fund may be subject to additional tax depending on the type of record holder of Fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the Fund's performance.

  Please consult a tax adviser regarding tax consequences of Fund distributions and to determine whether you will need to file a tax return.

  Please note that shareholders of Janus Global Real Estate Fund may receive account tax information from the Fund at the end of February of the following year, which is one month later than when most such forms are sent.

  Janus Global Real Estate Fund's investments in REITs may require the Fund to pass through certain "excess inclusion income" as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.

  Certain fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


  On or about July 6, 2009, the predecessor funds will reorganize into the Funds. Before the reorganization, Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Funds had no shareholders. The information below reflects ownership interest in the predecessor funds. To the best knowledge of the Trust, the percentage ownership of each applicable class of each predecessor fund owned by the below named shareholders is expected to be approximately the same upon reorganization into each Fund.

  To the best knowledge of Janus Capital, as of June 2, 2009, the officers and Trustees beneficially owned, as a group, less than 1% of Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the predecessor funds.

  As of June 2, 2009, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund is listed below.

  To the best knowledge of the Trust, as of June 2, 2009, no other person or entity owned beneficially more than 5% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital's (or an affiliate's) ownership in a predecessor fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor fund except as shown. In certain circumstances, Janus Capital's (or an affiliate's) ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor funds are not the beneficial owners of such Shares, unless otherwise indicated.

  As of the date of this SAI, all of the outstanding Class T Shares were owned by Janus Capital or an affiliate, which provided seed capital for the Class T Shares of certain Funds.

Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
INTECH Risk-Managed Growth Fund                 Pershing LLC                                              49.74%
  Class A Shares                                Jersey City, NJ

                                                Charles Schwab & Co. Inc.                                  9.87%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                NFS LLC                                                    8.03%
                                                FEBO State Street Bank Trust Co. Trustee
                                                Various Retirement Plans
                                                Purchase, NY

                                                Merrill Lynch Pierce Fenner & Smith, Inc.                  5.93%
                                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

INTECH Risk-Managed International Fund          Janus Capital Group Inc.                                  94.26%*
  Class A Shares                                Denver, CO

INTECH Risk-Managed Value Fund                  Wilmington Trust Company Cust                             76.94%
  Class A Shares                                FBO Blanchard Valley Health Assoc 403B
                                                A/C 069363-0011
                                                Wilmington, DE

                                                Charles Schwab & Co. Inc.                                 16.15%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

Janus Forty Fund                                Merrill Lynch Pierce Fenner & Smith, Inc.                 57.03%
  Class A Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Charles Schwab & Co. Inc.                                 14.71%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus Global Real Estate Fund                   Janus Capital Group Inc.                                  54.65%*
  Class A Shares                                Denver, CO

                                                Charles Schwab & Co. Inc.                                 20.81%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                Merrill Lynch Pierce Fenner & Smith, Inc.                 10.24%
                                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

Janus International Equity Fund                 Charles Schwab & Co. Inc.                                 62.85%
  Class A Shares                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                Merrill Lynch Pierce Fenner & Smith, Inc.                 17.69%
                                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

Janus International Forty Fund                  Merrill Lynch Pierce Fenner & Smith, Inc.                 66.16%
  Class A Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Charles Schwab & Co. Inc.                                 15.45%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                Janus Capital Group Inc.                                   9.14%*
                                                Denver, CO

Janus Long/Short Fund                           Merrill Lynch Pierce Fenner & Smith, Inc.                 34.02%
  Class A Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Charles Schwab & Co. Inc.                                 27.22%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                Citigroup Global Markets                                   5.23%
                                                House Account
                                                Owings Mills, MD

Perkins Large Cap Value Fund                    Janus Capital Group Inc.                                  95.84%*
  Class A Shares                                Denver, CO

INTECH Risk-Managed Growth Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                 46.71%
  Class C Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Pershing LLC                                              16.21%
                                                Jersey City, NJ

INTECH Risk-Managed International Fund          Janus Capital Group Inc.                                  99.09%*
  Class C Shares                                Denver, CO

INTECH Risk-Managed Value Fund                  Janus Capital Group Inc.                                  69.61%*
  Class C Shares                                Denver, CO

                                                Pershing LLC                                              13.86%
                                                Jersey City, NJ

                                                UBS Financial Services Inc.                                6.98%
                                                FBO UBS-FINSVC CDN
                                                FBO Ms. Li-Fen C Johnson
                                                Weehawken, NJ

Janus Forty Fund                                Merrill Lynch Pierce Fenner & Smith, Inc.                 48.76%
  Class C Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Citigroup Global Markets                                  19.26%
                                                House Account
                                                Owings Mills, MD

                                                Morgan Stanley & Co                                        5.10%
                                                Jersey City, NJ

Janus Global Real Estate Fund                   Janus Capital Group Inc.                                  95.77%*
  Class C Shares                                Denver, CO



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus International Equity Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                 29.69%
  Class C Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Citigroup Global Markets                                  25.88%
                                                House Account
                                                Owings Mills, MD

                                                Morgan Stanley & Co                                        7.11%
                                                Jersey City, NJ

Janus International Forty Fund                  Janus Capital Group Inc.                                  40.75%*
  Class C Shares                                Denver, CO

                                                Merrill Lynch Pierce Fenner & Smith, Inc.                 17.29%
                                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                RBC Capital Markets Corp                                   9.36%
                                                FBO Bradley A O'Keef IRA
                                                Milwaukee, WI

                                                Pershing LLC                                               6.87%
                                                Jersey City, NJ

                                                LPL Financial                                              5.19%
                                                A/C 1026-9755
                                                San Diego, CA

Janus Long/Short Fund                           Merrill Lynch Pierce Fenner & Smith, Inc.                 38.00%
  Class C Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Citigroup Global Markets                                  23.26%
                                                House Account
                                                Owings Mills, MD

                                                Pershing LLC                                               5.76%
                                                Jersey City, NJ

Perkins Large Cap Value Fund                    Janus Capital Group Inc.                                    100%*
  Class C Shares                                Denver, CO

INTECH Risk-Managed Growth Fund                 Charles Schwab & Co. Inc.                                  8.16%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

INTECH Risk-Managed International Fund          Janus Capital Group Inc.                                  74.92%*
  Class I Shares                                Denver, CO

                                                Charles Schwab & Co. Inc.                                 20.80%
                                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

INTECH Risk-Managed Value Fund                  Janus Smart Portfolio - Growth                            37.21%
  Class I Shares                                Risk-Managed Value Omnibus Account
                                                Denver, CO

                                                Janus Smart Portfolio - Moderate                          22.96%
                                                Risk-Managed Value Omnibus Account
                                                Denver, CO

                                                Janus Smart Portfolio - Conservative                      12.64%
                                                Risk-Managed Value Omnibus Account
                                                Denver, CO

                                                Wells Fargo Bank NA                                       11.72%
                                                FBO TC Hospital Workers PEN-MISC Assets
                                                Minneapolis, MN

                                                State Street Bank                                          5.70%
                                                As Trustee for the Eagle Industries Inc.
                                                Master Trust
                                                North Quincy, MA



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus Forty Fund                                Citigroup Global Markets Inc.                             21.13%
  Class I Shares                                A/C 00109801250
                                                New York, NY

                                                Mori & Co                                                 20.26%
                                                Kansas City, MO

                                                Vanguard Fiduciary Trust Company                          19.45%
                                                Valley Forge, PA

                                                MAC & Co                                                   6.29%
                                                A/C NFSF4561302
                                                Pittsburgh, PA

Janus Global Real Estate Fund                   Charles Schwab & Co. Inc.                                 99.26%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

Janus International Equity Fund                 Janus Smart Portfolio - Growth                            32.36%
  Class I Shares                                International Equity Omnibus Acct
                                                Denver, CO

                                                Janus Smart Portfolio - Moderate                          18.66%
                                                International Equity Omnibus Acct
                                                Denver, CO

                                                Janus Smart Portfolio - Conservative                       8.60%
                                                International Equity Omnibus Acct
                                                Denver, CO

                                                NFS LLC                                                    5.90%
                                                FEBO Huntington National Bank
                                                Columbus, OH

                                                Citigroup Global Markets Inc.                              5.79%
                                                A/C 00109801250
                                                New York, NY

Janus International Forty Fund                  Charles Schwab & Co. Inc.                                 87.93%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

                                                Janus Capital Group Inc.                                  12.07%*
                                                Denver, CO

Janus Long/Short Fund                           Charles Schwab & Co. Inc.                                 29.88%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

                                                Citigroup Global Markets Inc.                             25.49%
                                                A/C 00109801250
                                                New York, NY

Perkins Large Cap Value Fund                    PWMCO, LLC                                                21.55%
  Class I Shares                                FBO 100004
                                                Chicago, IL

                                                PWMCO, LLC                                                17.58%
                                                FBO 101326
                                                Chicago, IL

                                                PWMCO, LLC                                                 8.99%
                                                FBO 101201
                                                Chicago, IL

                                                Charles Schwab & Co. Inc.                                  7.73%
                                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

                                                PWMCO, LLC                                                 5.52%
                                                FBO 101472
                                                Chicago, IL

                                                PWMCO, LLC                                                 5.05%
                                                FBO 101200
                                                Chicago, IL



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus Forty Fund                                Hartford Life Insurance Co.                               36.99%
  Class R Shares                                Separate Account DC IV
                                                Hartford, CT

                                                Merrill Lynch                                             21.77%
                                                Jacksonville, FL

                                                American United Life Insurance Co.                         8.28%
                                                AUL American Group Retirement Annuity
                                                Indianapolis, IN

Janus International Equity Fund                 Janus Capital Group Inc.                                  73.45%*
  Class R Shares                                Denver, CO

                                                Frontier Trust Company                                     6.17%
                                                FBO Wingfield Scale Inc. Profit Sharing 205984
                                                Fargo, ND

Janus Long/Short Fund                           Capital Bank & Trust Company TTEE                         42.55%
  Class R Shares                                Bernardin Lochmueller & Assoc. RPS
                                                Greenwood Vlg, CO

                                                Capital Bank & Trust Company TTEE                         27.92%
                                                Senior Market Sales Inc. 401K
                                                Greenwood Vlg, CO

                                                Reliance Trust Company Custodian                          24.73%
                                                FBO Molded Fiber Glass Companies DE
                                                Atlanta, GA

INTECH Risk-Managed Growth Fund                 Mac & Co.                                                 29.71%
  Class S Shares                                A/C RSMF 2033002
                                                Pittsburgh, PA

                                                American United Life Insurance CO                         14.98%
                                                Unit Investment Trust
                                                Indianapolis, IN

                                                Wachovia Bank                                             13.83%
                                                FBO Various Retirement Plans
                                                A/C 9888888836 NC 1076
                                                Charlotte, NC

                                                Charles Schwab & Co, Inc.                                 10.98%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                National Financial Services LLC Trustee                    9.26%
                                                For Exclusive Benefit Of Our Customers
                                                New York, NY

                                                Mitra & CO FBO 98                                          7.39%
                                                C/O M&I Trust Co NA
                                                Milwaukee, WI

INTECH Risk-Managed International Fund          Janus Capital Group Inc.                                    100%*
  Class S Shares                                Denver, CO

INTECH Risk-Managed Value Fund                  Janus Capital Group Inc.                                    100%*
  Class S Shares                                Denver, CO

Janus Forty Fund                                Citigroup Global Markets Inc.                             28.90%
  Class S Shares                                A/C 00109801250
                                                New York, NY

                                                National Financial Services LLC Trustee                   16.20%
                                                For Exclusive Benefit Of Our Customers
                                                New York, NY

Janus Global Real Estate Fund                   Janus Capital Group Inc.                                  98.20%*
  Class S Shares                                Denver, CO



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                              Shareholder and Address of Record            Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus International Forty Fund                  Janus Capital Group Inc.                                  55.89%*
  Class S Shares                                Denver, CO

                                                LPL Financial                                             24.34%
                                                A/C 1156-3469
                                                San Diego, CA

Janus Long/Short Fund                           SEI Private Trust Company                                  9.92%
  Class S Shares                                FBO ID370
                                                Oaks, PA

                                                National Financial Services LLC Trustee                    5.94%
                                                For Exclusive Benefit Of Our Customers
                                                New York, NY

Perkins Large Cap Value Fund                    Janus Capital Group Inc.                                    100%*
  Class S Shares                                Denver, CO



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------




  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers thirty-eight series of shares, known as "Funds." Two Funds consist of seven classes of shares (Class A, Class C, Class I, Class L, Class R, Class S, and Class T Shares); three Funds consist of six classes of shares (Class A, Class C, Class I, Class R, Class S, and Class T Shares); seven Funds consist of five classes of shares (Class A, Class C, Class I, Class S, and Class T Shares); twelve Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares); ten Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares); and four Funds consist of one class of shares (Class J Shares). Additional series and/or classes may be created from time to time.

  The Funds discussed in this SAI (listed below) were formed from the reorganization of Class A, Class C, Class I, Class R, and Class S Shares, as applicable, of corresponding funds of Janus Adviser Series into the Funds on July 6, 2009.


            PREDECESSOR FUND
            (EACH A FUND OF JANUS ADVISER SERIES)                          FUND
            -------------------------------------                          ----
            Janus Adviser Global Real Estate Fund                          Janus Global Real Estate Fund
            Janus Adviser Long/Short Fund                                  Janus Long/Short Fund
            Janus Adviser Forty Fund                                       Janus Forty Fund
            Janus Adviser International Equity Fund                        Janus International Equity Fund
            Janus Adviser International Forty Fund                         Janus International Forty Fund
            Janus Adviser INTECH Risk-Managed Growth Fund                  INTECH Risk-Managed Growth Fund
            Janus Adviser INTECH Risk-Managed International Fund           INTECH Risk-Managed International Fund
            Janus Adviser INTECH Risk-Managed Value Fund                   INTECH Risk-Managed Value Fund
            Janus Adviser Perkins Large Cap Value Fund                     Perkins Large Cap Value Fund



  The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, the Funds will change their fiscal year end to either June 30 or September 30.

  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ALTERNATIVE, GROWTH & CORE, INTERNATIONAL & GLOBAL, RISK-MANAGED, AND VALUE ANNUAL REPORTS OF JANUS ADVISER SERIES (AUDITED)

  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Reports dated July 31, 2008.

  Schedules of Investments as of July 31, 2008

  Statements of Operations for the period ended July 31, 2008

  Statements of Assets and Liabilities as of July 31, 2008

  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

DOCUMENTS INCORPORATED BY REFERENCE TO THE ALTERNATIVE, GROWTH & CORE, INTERNATIONAL & GLOBAL, RISK-MANAGED, AND VALUE SEMIANNUAL REPORTS OF JANUS ADVISER SERIES (UNAUDITED)

  The following unaudited financial statements for the period ended January 31, 2009 are hereby incorporated into this SAI by reference to the Semiannual Reports dated January 31, 2009.

  Schedules of Investments as of January 31, 2009

  Statements of Operations for the period ended January 31, 2009

  Statements of Assets and Liabilities as of January 31, 2009

  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  The portions of the Annual and Semiannual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.


STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




MOODY'S INVESTORS
SERVICE, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




90

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92

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

                                  (JANUS LOGO)

                                               janus.com/info

                                               151 Detroit Street
                                               Denver, Colorado 80206-4805
                                               1-877-335-2687

                                   July 2, 2009


                                   BOND
                                     Janus Flexible Bond Fund
                                     Janus High-Yield Fund
                                     Janus Short-Term Bond Fund

                                   GROWTH & CORE
                                     Janus Balanced Fund
                                     Janus Contrarian Fund
                                     Janus Enterprise Fund
                                     Janus Fund
                                     Janus Growth and Income Fund
                                     Janus Orion Fund
                                     Janus Research Core Fund
                                     Janus Research Fund
                                     Janus Triton Fund

                                   INTERNATIONAL & GLOBAL
                                     Janus Global Life Sciences Fund
                                     Janus Global Opportunities Fund
                                     Janus Global Research Fund
                                     Janus Global Technology Fund
                                     Janus Overseas Fund
                                     Janus Worldwide Fund

                                   RISK-MANAGED
                                     INTECH Risk-Managed Core Fund

                                   VALUE
                                     Perkins Mid Cap Value Fund
                                     Perkins Small Cap Value Fund






                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS R SHARES
                                 CLASS S SHARES

                       Statement of Additional Information

    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, subadvisers are responsible for the day-to-day operations of certain Funds. Certain Funds do not offer all classes of the Shares.

    On July 6, 2009, as the result of the reorganization of funds of the Janus Adviser Series trust into the Trust, certain Funds listed above assumed the assets and liabilities of a corresponding Janus Adviser Series fund.

    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated July 2, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Funds, are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks.........................................................     2

Investment Adviser and Subadvisers...........................................    32

Custodian, Transfer Agent, and Certain Affiliations..........................    54

Portfolio Transactions and Brokerage.........................................    55

Trustees and Officers........................................................    59

Shares of the Trust..........................................................    74
  Net Asset Value Determination..............................................    74
  Purchases..................................................................    74
  Distribution and Shareholder Servicing Plans...............................    76
  Redemptions................................................................    77

Income Dividends, Capital Gains Distributions, and Tax Status................    79

Principal Shareholders.......................................................    81

Miscellaneous Information....................................................    95
  Shares of the Trust........................................................    95
  Shareholder Meetings.......................................................    95
  Voting Rights..............................................................    95
  Master/Feeder Option.......................................................    96
  Independent Registered Public Accounting Firm..............................    96
  Registration Statement.....................................................    96

Financial Statements.........................................................    97

Appendix A...................................................................    98
  Explanation of Rating Categories...........................................    98


CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about 21 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

  EQUITY FUNDS. Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund may be referred to collectively in this SAI as the "Equity Funds."

  BOND FUNDS. Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Janus Contrarian Fund, Janus Orion Fund, and Janus Global Opportunities Fund are classified as nondiversified. Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund are classified as diversified.

SUBADVISERS

  FUND SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Core Fund.

  FUNDS SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

  The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.

  (1) With respect to 75% of its total assets, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that Janus Global Life Sciences Fund may invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.

  (3) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund's investments in short sales, as described in the Fund's prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

  (3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

  JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, Janus Short-Term Bond Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

  JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund will normally be invested in fixed-income senior securities.

  JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. Janus Global Life Sciences Fund does not have a policy to concentrate in any industry other than those listed above.

INVESTMENT STRATEGIES AND RISKS

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

  As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  INTECH Risk-Managed Core Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies, or its normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

  Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

  Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of a Fund's total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, each Fund, including INTECH Risk-Managed Core Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  EMERGING MARKETS. Within the parameters of its specific investment policies, each Fund, particularly Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Janus Contrarian Fund has, at times, invested a significant portion of its assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

  Each Fund, with the exception of INTECH Risk-Managed Core Fund, may engage in "short sales against the box." This technique involves either selling short a security that a Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

  Each Fund, with the exception of INTECH Risk-Managed Core Fund, may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

  The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. A Fund's ability to invest in short sales may be limited, as described in the Fund's prospectus.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each Fund, with the exception of INTECH Risk-Managed Core Fund, may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Funds, with the exception of INTECH Risk-Managed Core Fund, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The Funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Funds, with the exception of INTECH Risk-Managed Core Fund, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities

  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Funds and the money market funds or other funds or investment vehicles in which the Funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Fund, including INTECH Risk-Managed Core Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each Fund, particularly Janus Flexible Bond Fund, Janus Short-Term Bond Fund, and Janus Balanced Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities
  (TIPS), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The Funds, with the exception of INTECH Risk-Managed Core Fund, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the Funds, with the exception of INTECH Risk-Managed Core Fund, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

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Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the Funds may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




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

Mortgage Dollar Rolls

  The Bond Funds also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program;
  (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

  The Bond Funds and Janus Balanced Fund (no more than 20% of each Fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities.

  Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing, and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.

  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund's NAV.

  The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

  FLOATING RATE LOANS
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.

  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

  While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, the Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans and delayed draw term loans, the Fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

  Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund's return.

  The Funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place a Fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information, which could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There



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

  is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  OTHER FLOATING RATE SECURITIES
  The Funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on pre-determined dates.

High-Yield/High-Risk Bonds

  Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the Funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Flexible Bond Fund, Janus Short-Term Bond Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund) or 20% or less of its net assets (Janus Contrarian Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund). INTECH Risk-Managed Core Fund does not intend to invest in high-yield/high-risk bonds.

  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds may be included in any Fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Fund may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

  The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

  A Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly.

  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the

  Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

  The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  With the exception of INTECH Risk-Managed Core Fund, if a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund's interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of INTECH Risk-Managed Core Fund, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

  In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of INTECH Risk-Managed Core Fund, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

  The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. Each Fund, with the exception of INTECH Risk-Managed Core Fund, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.

  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Such investments may be made in an effort to increase current income and to reduce fluctuations in NAV. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.

  A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund's custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.

  A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

  The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

  A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

  The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The Funds, with the exception of INTECH Risk-Managed Core Fund, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, a Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty.

  A Fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

  A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

  A Fund investing in CDXs is normally only permitted to take long positions in these instruments. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A Fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the Fund. By investing in CDXs, a Fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.

PORTFOLIO TURNOVER

  As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Fund's portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

  The following table summarizes the portfolio turnover rates for the Janus Investment Fund funds prior to the reorganization of certain Janus Adviser Series funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the Funds in Janus Investment Fund had a fiscal year end of October 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30. The table summarizes the portfolio turnover rates for Funds in Janus Investment Fund for the last two fiscal years ended October 31.

                                                          Portfolio Turnover Rate for      Portfolio Turnover Rate for
                                                             the fiscal year ended            the fiscal year ended
  Fund Name                                                     October 31, 2008                 October 31, 2007
  --------------------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                                          185%                             140%(1)
    Janus High-Yield Fund                                             109%                             114%
    Janus Short-Term Bond Fund                                        127%                             130%
  GROWTH & CORE
    Janus Balanced Fund                                               109%(2)                           60%
    Janus Contrarian Fund                                              52%                              28%
    Janus Enterprise Fund                                              69%                              32%
    Janus Fund                                                         95%(2)                           32%
    Janus Growth and Income Fund                                       76%                              54%
    Janus Orion Fund                                                  144%(3)                           24%
    Janus Research Core Fund (formerly named Janus
       Fundamental Equity Fund)                                       157%(3)                           33%
    Janus Research Fund                                               102%(2)                           72%
    Janus Triton Fund                                                  88%                              93%
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                                    81%                              61%
    Janus Global Opportunities Fund                                    18%                              14%
    Janus Global Research Fund                                         95%(2)                           72%
    Janus Global Technology Fund                                       90%(2)                           57%
    Janus Overseas Fund                                                50%                              51%
    Janus Worldwide Fund                                               16%                              27%
  RISK-MANAGED
    INTECH Risk-Managed Core Fund (formerly named INTECH
       Risk-Managed Stock Fund)                                        74%                             109%
  VALUE
    Perkins Mid Cap Value Fund (formerly named Janus Mid
       Cap Value Fund)                                                103%                              95%
    Perkins Small Cap Value Fund (formerly named Janus
       Small Cap Value Fund)                                          112%(2)                           59%



  (1) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007.
  (2) The increase in portfolio turnover rate is due to changes in the portfolio in response to changing market conditions and fluctuating shareholder transactions.
  (3) The increase in the portfolio rate was partially due to a restructuring of the Fund's portfolio as a result of a change in portfolio management.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of funds subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each Fund at janus.com/info.

  - TOP HOLDINGS. Each fund's (with the exception of funds subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   ACA Compliance Group                                 As needed               Current
   Barclays Capital Inc.                                Daily                   Current
   Bowne & Company Inc.                                 Daily                   Current
   Brockhouse & Cooper Inc.                             Quarterly               Current
   Brown Brothers Harriman & Co.                        Daily                   Current
   Callan Associates Inc.                               As needed               Current
   Cambridge Associates LLC                             Quarterly               Current
   Canterbury Consulting Inc.                           Monthly                 Current
   Charles River Systems, Inc.                          As needed               Current
   Charles Schwab & Co., Inc.                           As needed               Current

   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   Citibank, N.A.                                       Daily                   Current
   CMS BondEdge                                         As needed               Current
   Consulting Services Group, LLC                       As needed               Current
   Deloitte & Touche LLP                                As needed               Current
   Deloitte Tax LLP                                     As needed               Current
   Dresdner Bank, AG New York Branch                    As needed               Current
   Eagle Investment Systems Corp.                       As needed               Current
   Eaton Vance Management                               As needed               Current
   Ennis, Knupp & Associates, Inc.                      As needed               Current
   Ernst & Young LLP                                    As needed               Current
   FactSet Research Systems, Inc.                       As needed               Current
   Financial Models Company, Inc.                       As needed               Current
   FT Interactive Data Corporation                      Daily                   Current
   Imagine Software Inc.                                As needed               Current
   Institutional Shareholder Services, Inc.             Daily                   Current
   International Data Corporation                       Daily                   Current
   Investment Technology Group, Inc.                    Daily                   Current
   Jeffrey Slocum & Associates, Inc.                    As needed               Current
   Lehman Brothers Inc.                                 Daily                   Current
   Marco Consulting Group, Inc.                         Monthly                 Current
   Marquette Associates                                 As needed               Current
   Markit Loans, Inc.                                   Daily                   Current
   Mercer Investment Consulting, Inc.                   As needed               Current
   Merrill Communications LLC                           Semi-annually           5 days
   Moody's Investors Service Inc.                       Weekly                  7 days or more
   New England Pension Consultants                      Monthly                 Current
   Omgeo LLC                                            Daily                   Current
   PricewaterhouseCoopers LLP                           As needed               Current
   Prima Capital Management, Inc.                       Quarterly               15 days
   R.V. Kuhns & Associates                              As needed               Current
   Reuters America Inc.                                 Daily                   Current
   Rocaton Investment Advisors, LLC                     As needed               Current
   Rogerscasey, Inc.                                    Quarterly               Current
   Russell/Mellon Analytical Services, LLC              Monthly                 Current
   Sapient Corporation                                  As needed               Current
   SEI Investments                                      As needed               Current
   SimCorp USA, Inc.                                    As needed               Current
   Standard & Poor's                                    Daily                   Current
   Standard & Poor's Financial Services                 Weekly                  2 days or more
   Standard & Poor's Securities Evaluation              Daily                   Current
   State Street Bank and Trust Company                  Daily                   Current
   Stratford Advisory Group, Inc.                       As needed               Current
   Summit Strategies Group                              Monthly; Quarterly      Current
   The Yield Book Inc.                                  Daily                   Current
   Tower Investment                                     As needed               30 days
   Wachovia Securities LLC                              As needed               Current

   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   Wall Street On Demand, Inc.                          Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated                     As needed               Current
   Yanni Partners, Inc.                                 Quarterly               Current
   Zephyr Associates, Inc.                              Quarterly               Current


  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

  A discussion regarding the basis for the Trustees' approval of the Funds' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

  The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under "Average Daily Net Assets of Fund." Funds that pay a fee that may adjust up or down based on the Fund's performance relative to its benchmark index over the performance measurement period have "N/A" in the "Average Daily Net Assets of Fund" column below. The following table also reflects the Funds' contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Funds that have a performance fee structure.

                                                                                         Contractual
                                                                                     Investment Advisory
                                                              Average Daily Net       Fees/Base Fees (%)
  Fund Name                                                     Assets of Fund          (annual rate)
  ------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund(1)                               First $300 Million             0.50
                                                              Over $300 Million              0.40
    Janus High-Yield Fund                                     First $300 Million             0.65
                                                              Over $300 Million              0.55
    Janus Short-Term Bond Fund                                First $300 Million             0.64
                                                              Over $300 Million              0.54
  GROWTH & CORE
    Janus Balanced Fund                                       All Asset Levels               0.55
    Janus Contrarian Fund                                             N/A                    0.64
    Janus Enterprise Fund                                     All Asset Levels               0.64
    Janus Fund                                                All Asset Levels               0.64
    Janus Growth and Income Fund                              All Asset Levels               0.62
    Janus Orion Fund                                          All Asset Levels               0.64
    Janus Research Core Fund (formerly named Janus
       Fundamental Equity Fund)                               All Asset Levels               0.60
    Janus Research Fund                                               N/A                    0.64
    Janus Triton Fund                                         All Asset Levels               0.64
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                           All Asset Levels               0.64
    Janus Global Opportunities Fund                           All Asset Levels               0.64
    Janus Global Research Fund                                        N/A                    0.64
    Janus Global Technology Fund                              All Asset Levels               0.64
    Janus Overseas Fund                                       All Asset Levels               0.64
    Janus Worldwide Fund                                              N/A                    0.60
  RISK-MANAGED
    INTECH Risk-Managed Core Fund (formerly named INTECH
       Risk-Managed Stock Fund)                                       N/A                    0.50
  VALUE
    Perkins Mid Cap Value Fund                                        N/A                    0.64
    Perkins Small Cap Value Fund                                      N/A                    0.72



  (1) Prior to July 6, 2009, the Fund's investment advisory rate was based on a breakpoint schedule of 0.58% on the first $300 million of the average daily closing net asset value, and 0.48% on assets in excess of $300 million.

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  APPLIES TO INTECH RISK-MANAGED CORE FUND, JANUS GLOBAL RESEARCH FUND, JANUS CONTRARIAN FUND, JANUS RESEARCH FUND, JANUS WORLDWIDE FUND, PERKINS MID CAP VALUE FUND, AND PERKINS SMALL CAP VALUE FUND ONLY
  Effective on the dates shown below, each of INTECH Risk-Managed Core Fund, Janus Global Research Fund, Janus Contrarian Fund, Janus Research Fund, Janus Worldwide Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period.

  Any performance adjustment commenced or will commence on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applies.

                                                                 Effective Date of      Effective Date of
                                                                  Performance Fee        First Adjustment
  Fund                                                              Arrangement          to Advisory Fee
  -------------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund                                       01/01/06               01/01/07
  Janus Global Research Fund                                          01/01/06               01/01/07
  Janus Contrarian Fund                                               02/01/06               02/01/07
  Janus Research Fund                                                 02/01/06               02/01/07
  Janus Worldwide Fund                                                02/01/06               02/01/07
  Perkins Mid Cap Value Fund                                          02/01/06               02/01/07
  Perkins Small Cap Value Fund                                        01/01/09               01/01/10



  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

  The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance

  Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

  Effective January 1, 2007, the MSCI World Growth Index became Janus Global Research Fund's benchmark index for purposes of measuring the Fund's performance and calculating the Performance Adjustment to the investment advisory fee paid by the Fund to Janus Capital. However, because the Fund's Performance Adjustment is based upon a rolling 36-month performance measurement period, comparisons to the MSCI World Growth Index will not be fully implemented for 36 months after January 1, 2007. During this transition period, the Fund's returns will be compared to a blended index return that reflects a measurement of the Fund's performance relative to the Russell 1000(R) Index, the Fund's prior benchmark index, for the portion of the performance measurement period prior to January 1, 2007, and a measurement of the Fund's performance relative to the performance of the MSCI World Growth Index for the remainder of the period. For periods following the first full 36-month performance measuring period, the performance measurement period will reflect one less month of Performance Adjustment to the Russell 1000(R) Index. At the conclusion of the transition period, the Russell 1000(R) Index will be eliminated from the Performance Adjustment calculation, and the calculation will include only the Fund's performance relative to the MSCI World Growth Index.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

  Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

  The Base Fee Rate would be computed as follows:

  $200 million x 0.60% / 12 = $100,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

  The Base Fee Rate would be computed as follows:

  $800 million x 0.60% / 12 = $400,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

  The Base Fee Rate for each Fund and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                             Base Fee Rate (%)
  Fund Name                               Benchmark Index                                      (annual rate)
  ------------------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund           S&P 500(R) Index(1)                                       0.50(2)
  Janus Global Research Fund              MSCI World Growth Index(3)                                0.64
  Janus Contrarian Fund                   S&P 500(R) Index(1)                                       0.64
  Janus Research Fund                     Russell 1000(R) Growth Index(4)                           0.64
  Janus Worldwide Fund                    MSCI World Index(SM)(5)                                   0.60
  Perkins Mid Cap Value Fund              Russell Midcap(R) Value Index(6)                          0.64(7)
  Perkins Small Cap Value Fund            Russell 2000(R) Value Index(8)                            0.72(7)



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) Janus Capital pays INTECH, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period. Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Fund's annual average daily net assets to a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital).

  (3) As previously noted, effective January 1, 2007, Janus Global Research Fund's benchmark Index changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the Performance Adjustment. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (5) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (6) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.
  (7) Janus Capital pays Perkins, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and Perkins. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital).
  (8) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

  The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended October 31, 2008 are shown below:

  Fund Name                                                                  Net Assets(1) (000s)
  -----------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund                                                   $  246,935
  Janus Global Research Fund                                                      $  167,476
  Janus Contrarian Fund                                                           $3,927,985
  Janus Research Fund                                                             $2,590,521
  Janus Worldwide Fund                                                            $2,044,859
  Perkins Mid Cap Value Fund                                                      $5,535,733
  Perkins Small Cap Value Fund                                                    $1,066,799




  (1) As of April 30, 2009, total net assets (rounded to thousands) were as follows: INTECH Risk-Managed Core Fund $206,738; Janus Global Research Fund $155,560; Janus Contrarian Fund $3,197,190; Janus Research Fund $2,457,042; Janus Worldwide Fund $1,849,846; Perkins Mid Cap Value Fund $5,813,578; and Perkins Small Cap Value Fund $929,243.


  EXAMPLES: INTECH RISK-MANAGED CORE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

  Example 1: Fund Outperforms Its Benchmark Index By 4.00%

  If the Fund has outperformed the S&P 500(R) Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                              1/12th of 0.15%             1/12th of 0.65%


  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                                    0.00                  1/12th of 0.50%



  Example 3: Fund Underperforms Its Benchmark Index By 4.00%

  If the Fund has underperformed the S&P 500(R) Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                              1/12th of -0.15%            1/12th of 0.35%



  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of INTECH Risk-Managed Core Fund, and INTECH, Janus Capital pays INTECH a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to INTECH will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on INTECH Risk-Managed Core Fund's Class A Shares' (waiving the upfront sales load) performance compared to the investment record of the S&P 500(R) Index.

  EXAMPLES: JANUS GLOBAL RESEARCH FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark indices by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000(R) Index (for periods prior to January 1, 2007) and the MSCI World Growth Index (for periods commencing January 1, 2007). The sum of the percentage changes in these two benchmark indices is used for purposes of calculating the Performance Adjustment.

  Example 1: Fund Outperforms Its Benchmark Indices By 6.00%

  If the Fund has outperformed the Indices by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Indices

  If the Fund performance has tracked the performance of the Indices during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Indices By 6.00%

  If the Fund has underperformed the Indices by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%



  EXAMPLES: JANUS CONTRARIAN FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

  Example 1: Fund Outperforms Its Benchmark Index By 7.00%

  If the Fund has outperformed the S&P 500(R) Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%


  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Index By 7.00%

  If the Fund has underperformed the S&P 500(R) Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%




  EXAMPLES: JANUS RESEARCH FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell 1000(R) Growth Index.

  Example 1: Fund Outperforms Its Benchmark Index By 5.00%

  If the Fund has outperformed the Russell 1000(R) Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of 0.15%              1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell 1000(R) Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                      0.00                   1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Index By 5.00%

  If the Fund has underperformed the Russell 1000(R) Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of -0.15%             1/12th of 0.49%



  EXAMPLES: JANUS WORLDWIDE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI World Index(SM).

  Example 1: Fund Outperforms Its Benchmark Index By 6.00%

  If the Fund has outperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                              1/12th of 0.15%             1/12th of 0.75%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                    0.00                  1/12th of 0.60%



  Example 3: Fund Underperforms Its Benchmark Index By 6.00%

  If the Fund has underperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                              1/12th of -0.15%            1/12th of 0.45%



  EXAMPLES: PERKINS MID CAP VALUE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell Midcap(R) Value Index.

  Example 1: Fund Outperforms Its Benchmark Index By 4.00%

  If the Fund has outperformed the Russell Midcap(R) Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Index By 4.00%

  If the Fund has underperformed the Russell Midcap(R) Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%



  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Mid Cap Value Fund, and Perkins, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Mid Cap Value Fund's Class A Shares' (waiving the upfront sales load) performance compared to the investment record of the Russell Midcap(R) Value Index.

  EXAMPLES: PERKINS SMALL CAP VALUE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell 2000(R) Value Index.

  Example 1: Fund Outperforms Its Benchmark Index By 5.50%

  If the Fund has outperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                1/12th of 0.15%              1/12th of 0.87%


  Example 2:  Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell 2000(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                      0.00                   1/12th of 0.72%


  Example 3: Fund Underperforms Its Benchmark Index By 5.50%

  If the Fund has underperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                1/12th of -0.15%             1/12th of 0.57%


  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Small Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee otherwise paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Small Cap Value Fund's Class A Shares (waiving the upfront sales load) performance compared to the investment record of the Russell 2000(R) Value Index.

  EXPENSE LIMITATIONS

  Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fee applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least November 1, 2010.

                                                                               Expense Limit
  Fund Name                                                                   Percentage (%)
  ------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                                                       0.55
    Janus High-Yield Fund                                                          0.78
    Janus Short-Term Bond Fund                                                     0.55
  GROWTH & CORE
    Janus Balanced Fund                                                            0.76
    Janus Contrarian Fund                                                          0.89(1)
    Janus Enterprise Fund                                                          0.90
    Janus Fund                                                                     0.78
    Janus Growth and Income Fund                                                   0.73
    Janus Orion Fund                                                               0.90
    Janus Research Core Fund (formerly named Janus Fundamental Equity Fund)        0.66
    Janus Triton Fund                                                              1.05
  INTERNATIONAL & GLOBAL
    Janus Global Research Fund                                                     1.00(1)
    Janus Overseas Fund                                                            0.92
    Janus Worldwide Fund                                                           1.00(1)
  RISK-MANAGED
    INTECH Risk-Managed Core Fund                                                  0.89(1)
  VALUE
    Perkins Mid Cap Value Fund                                                     0.86(1)
    Perkins Small Cap Value Fund                                                   0.96(1)


  (1) Effective January 1, 2006 for INTECH Risk-Managed Core Fund and Janus Global Research Fund; February 1, 2006 for Janus Contrarian Fund, Janus Worldwide Fund, and Perkins Mid Cap Value Fund; and January 1, 2009 for Perkins Small Cap Value Fund, each Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon each Fund's performance relative to its respective benchmark index over the performance measurement period. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit will be in effect until November 1, 2010.

  The following table summarizes the advisory fees paid by Funds in Janus Investment Fund prior to the reorganization of certain Janus Adviser Series funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the Funds in Janus Investment Fund had a fiscal year end of October 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table summarizes the advisory fees paid by Funds in Janus Investment Fund and any advisory fee waivers for the last three fiscal years ended October 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years shown.

                                                       2008                        2007                          2006
                                            -------------------------   -------------------------    ---------------------------
  Fund Name                                 Advisory Fees  Waivers(-)   Advisory Fees  Waivers(-)    Advisory Fees    Waivers(-)
  ------------------------------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                 $ 4,367,518           --    $ 3,916,059           --     $ 4,269,903             --
    Janus High-Yield Fund                    $ 3,059,869           --    $ 3,456,782           --     $ 2,993,223    -$  128,801
    Janus Short-Term Bond Fund               $ 1,231,818    -$635,453    $ 1,097,006    -$618,372     $ 1,163,746    -$  742,594
  GROWTH & CORE
    Janus Balanced Fund                      $14,917,536          N/A    $14,198,711          N/A     $13,737,857            N/A
    Janus Contrarian Fund                    $54,842,153          N/A    $45,726,477          N/A     $22,466,238            N/A
    Janus Enterprise Fund                    $12,885,701          N/A    $12,306,342          N/A     $11,371,102            N/A
    Janus Fund                               $69,966,745          N/A    $75,421,017          N/A     $71,666,481            N/A
    Janus Growth and Income Fund             $33,599,579          N/A    $41,690,681          N/A     $41,363,372            N/A
    Janus Orion Fund                         $29,960,291          N/A    $23,952,394          N/A     $ 6,160,704            N/A
    Janus Research Core Fund (formerly
       named Janus Fundamental Equity
       Fund)                                 $ 5,329,114          N/A    $ 6,390,963          N/A     $ 5,730,219            N/A
    Janus Research Fund                      $32,041,183          N/A    $30,871,258          N/A     $25,902,834            N/A
    Janus Triton Fund                        $   907,910           --    $   764,844           --     $   673,410             --
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund          $ 5,333,729          N/A    $ 5,596,005          N/A     $ 7,046,479            N/A
    Janus Global Opportunities Fund          $   873,746          N/A    $ 1,035,652          N/A     $ 1,031,641            N/A
    Janus Global Research Fund               $ 1,901,921           --    $ 1,234,760           --     $   508,005             --
    Janus Global Technology Fund             $ 5,266,654          N/A    $ 5,839,588          N/A     $ 6,386,490            N/A
    Janus Overseas Fund                      $58,814,747          N/A    $50,544,718          N/A     $25,156,402            N/A
    Janus Worldwide Fund                     $18,638,446          N/A    $28,429,056    -$552,015(1)  $27,604,924    -$1,190,220(1)
  RISK-MANAGED
    INTECH Risk-Managed Core Fund
       (formerly named INTECH Risk-Managed
       Stock Fund)                           $ 1,282,129          N/A    $ 2,175,835          N/A     $ 2,159,653            N/A
  VALUE
    Perkins Mid Cap Value Fund
       (formerly named Janus Mid Cap Value
       Fund)                                 $52,609,154          N/A    $38,796,970          N/A     $36,149,969            N/A
    Perkins Small Cap Value Fund (formerly
       named Janus Small Cap Value Fund)     $ 9,539,483          N/A    $12,859,291          N/A     $16,735,698            N/A


  (1) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund's primary benchmark index performance for the period (reduced for certain percentages of underperformance).



SUBADVISERS

  Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund.

INTECH INVESTMENT MANAGEMENT LLC

  Janus Capital has entered into a Sub-Advisory Agreement with INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of INTECH Risk-Managed Core Fund.

  INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 92% of INTECH.

  Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of INTECH Risk-Managed Core Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Fund. The Sub-Advisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

  Under the Amended Sub-Advisory Agreement, Janus Capital pays INTECH a fee equal to 50% of the advisory fee payable by INTECH Risk-Managed Core Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements).

  The Sub-Advisory Agreement will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO INTECH RISK-MANAGED CORE FUND
  Effective January 1, 2006, the subadvisory fee rate for INTECH Risk-Managed Core Fund changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index. Any performance adjustment commenced January 2007. Until that time, only the previous fixed rate applied. Janus Capital, and not INTECH Risk-Managed Core Fund, pays this fee. The following discussion provides additional details regarding this change.

  On December 29, 2005, shareholders of INTECH Risk-Managed Core Fund approved an Amended Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index, the S&P 500(R) Index.

PERKINS INVESTMENT MANAGEMENT LLC

  Janus Capital has entered into Sub-Advisory Agreements with Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC), 311
  S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.

  Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

  Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns approximately 78% of Perkins.

  Under the Sub-Advisory Agreements between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.

  Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by each of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). As a result of the reduction of the advisory fees paid by Perkins Small Cap Value Fund to Janus Capital in connection with the Assurance of Discontinuance entered into with the New York Attorney General in August 2004, Janus Capital has agreed to pay Perkins a fee equivalent to approximately one-half of the reduction with respect to the Fund.

  The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds, and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination at any time by Janus Capital or Perkins by giving 90 days' advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins) or by Janus Capital or the Trust without advance notice or if Perkins is unable to discharge its duties and obligations. Each Fund's Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund's respective Investment Advisory Agreement.

  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO PERKINS MID CAP VALUE FUND AND PERKINS SMALL CAP VALUE FUND
  As a result of shareholder approval of Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of each Fund, effective February 1, 2006 for Perkins Mid Cap Value Fund and January 1, 2009 for Perkins Small Cap Value Fund, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of each Fund's Class A Shares (waiving the upfront sales load) relative to the Russell Midcap(R) Value Index for Perkins Mid Cap Value Fund and the Russell 2000(R) Value Index for Perkins Small Cap Value Fund, each Fund's respective benchmark index. Any performance adjustment commenced February 2007 for Perkins Mid Cap Value Fund and will commence January 2010 for Perkins Small Cap Value Fund. Until that time, only the previous fixed rate applies. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any reimbursement of expenses incurred, or fees waived by Janus Capital).

  Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended October 31, 2008.

  Fund Name                                  Subadviser         Contractual Rate(1)(%)
  ------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund                INTECH                 0.25(2)
  Perkins Mid Cap Value Fund                   Perkins                0.32(2)
  Perkins Small Cap Value Fund                 Perkins                0.36(2)(3)



  (1) Prior to any fee reimbursement, if applicable.
  (2) Prior to any performance adjustment, if applicable.
  (3) Effective January 1, 2009, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Fund's annual average daily net assets, plus or minus half of any applicable performance fee adjustment, to a fee equal to 50% of the investment advisory fee rate paid by the Fund to Janus Capital (net of any applicable performance fee adjustment).

  INTECH Risk-Managed Core Fund pays no fees directly to INTECH, and Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund pay no fees directly to Perkins. Janus Capital pays these subadvisory fees out of each Fund's respective advisory fees.

  For the fiscal year ended October 31, 2008, Janus Capital paid subadvisory fees to INTECH in the amount of $648,224 for INTECH Risk-Managed Core Fund.

  For the fiscal year ended October 31, 2008, Janus Capital paid subadvisory fees to Perkins in the amount of $26,304,577 for Perkins Mid Cap Value Fund and $4,769,742 for Perkins Small Cap Value Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  CLASS A SHARES AND CLASS C SHARES
  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Morgan Stanley Smith Barney, LLC; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wells Fargo Advisors, LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries' fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
  With respect to Class I Shares, Class R Shares, and Class S Shares, Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

  Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Long/Short Fund and other Janus funds and accounts.

  INTECH has adopted its own allocation procedures, which apply to INTECH Risk-Managed Core Fund. INTECH, the subadviser for INTECH Risk-Managed Core Fund, generates daily trades for all of its clients, including INTECH Risk- Managed Core Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  Perkins, the subadviser for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital, INTECH, Perkins, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, Perkins, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
  (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility;

  and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, Perkins, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, Perkins, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Perkins, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, Perkins, and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

  Each Fund's Trustees have delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available without charge:
  (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.

  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

INTECH Investment Management LLC
Proxy Voting Procedures

  The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

  GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged RiskMetrics Group, ISS Governance Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with ISS' Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Social Proxy Voting Guidelines, or Catholic Proxy Voting Guidelines (collectively referred to as "ISS Recommendations"). The ISS Recommendations are designed with the intent of maximizing the long-term economic benefits to shareholders.

  INTECH will vote all proxies on behalf of client's accounts in accordance with ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:

  - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with ISS' Benchmark ("BENCHMARK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.

  - Union and Union Taft-Hartley clients in accordance with ISS' Taft-Hartley ("TAFT-HARTLEY") Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.

  - Public Fund clients in accordance with ISS' Public Fund ("PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.

  - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS' Social ("SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions ISS' Catholic Proxy Voting Guidelines ("CATHOLIC") are also available to clients.

  Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.riskmetrics.com/policy/2009/policy_information. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.

  DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Janus Investment Accounting Operations Group to provide the administration for its proxy voting.

  JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines.

  VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with ISS' BENCHMARK Proxy Voting Guidelines.

  CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

  - ISS shall vote all proxies on INTECH's behalf in accordance with ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

  - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

  - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

  - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.

  - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

  - At least annually, INTECH reviews ISS' Policies, Procedures, and Practices Regarding Potential Conflicts of Interest ("ISS' Conflict Policy"), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS' Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.

  In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's General Counsel, Chief Financial Officer, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.

  REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, and CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

  REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins Investment Management LLC
Proxy Voting Summary for Mutual Funds

  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES

  Perkins has developed proxy voting guidelines (the "Perkins Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Perkins Proxy Voting Committee is to develop the Perkins Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Guidelines for use in voting proxies. Below is a summary of some of the Perkins Guidelines.

  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).

  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

  Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

  Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

  As of the date of this SAI, Janus Services did not receive any administrative services fees from Class R Shares or Class S Shares of the Funds because the Class R Shares and Class S Shares are new.

  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems or those processed on a manual basis by Janus Services.


  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system, except for Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, which each pay $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account. In addition, the Funds use DST systems to track and process redemption fees and contingent deferred sales charges. The Funds currently pay DST annual per account rates for these systems. These fees are only charged to classes of the Funds with redemption fees or contingent deferred sales charges.


  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors' registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Janus Capital places all portfolio transactions of the Funds, except for INTECH Risk-Managed Core Fund. With respect to INTECH Risk-Managed Core Fund, INTECH places portfolio transactions using its proprietary trade system software. With respect to Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.

  Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

  The following table summarizes the total brokerage commissions paid by Funds in Janus Investment Fund prior to the reorganization of certain Janus Adviser Series funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the Funds in Janus Investment Fund had a fiscal year end of October 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table summarizes the total broker commissions paid by Funds in Janus Investment Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds for the fiscal year ended October 31, 2008.

  Fund Name                                                                    Commissions   Transactions
  --------------------------------------------------------------------------------------------------------
  GROWTH & CORE
    Janus Balanced Fund                                                         $  528,115  $  569,409,541
    Janus Contrarian Fund                                                       $8,485,274  $4,184,816,022
    Janus Enterprise Fund                                                       $1,207,213  $1,209,538,207
    Janus Fund                                                                  $9,377,131  $9,496,745,427
    Janus Growth and Income Fund                                                $4,119,440  $3,565,836,406
    Janus Orion Fund                                                            $8,986,406  $6,106,654,513
    Janus Research Core Fund (formerly named Janus Fundamental Equity Fund)     $1,127,800  $1,066,080,477
    Janus Research Fund                                                         $3,631,022  $3,635,025,524
    Janus Triton Fund                                                           $  198,225  $  135,808,722
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                                             $  745,614  $  620,575,791
    Janus Global Opportunities Fund                                             $   58,450  $   38,599,099
    Janus Global Research Fund                                                  $  285,119  $  226,869,475
    Janus Global Technology Fund                                                $1,343,939  $  756,859,464
    Janus Overseas Fund                                                         $9,639,012  $4,907,012,764
    Janus Worldwide Fund                                                        $  903,789  $  706,847,856
  VALUE
    Perkins Mid Cap Value Fund (formerly named Janus Mid Cap Value Fund)        $4,895,133  $5,732,629,967
    Perkins Small Cap Value Fund (formerly named Janus Small Cap Value Fund)    $1,439,804  $1,108,946,370



  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.

  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

  INTECH does not consider research services in selecting brokers. For INTECH Risk-Managed Core Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

  The following tables summarize the total amount of brokerage commissions paid and the value of securities certain Funds owned by their regular broker-dealers in Janus Investment Fund prior to the reorganization of certain Janus Adviser Series funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the Funds in Janus Investment Fund had a fiscal year end of October 31 and the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table lists the total amount of brokerage commissions paid by Funds in Janus Investment Fund for the fiscal years or periods ending on October 31st of each year shown.

  Fund Name                                                                                   2008          2007          2006
  -------------------------------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                                                              $     4,704   $     3,882   $        35
    Janus High-Yield Fund                                                                 $     4,487   $    11,971   $    22,085
    Janus Short-Term Bond Fund                                                            $        --   $        --   $        --
  GROWTH & CORE
    Janus Balanced Fund                                                                   $ 1,081,459   $   913,654   $   814,421
    Janus Contrarian Fund                                                                 $13,252,242   $ 9,558,075   $ 3,791,648
    Janus Enterprise Fund                                                                 $ 2,574,625   $ 3,017,403   $ 1,277,711
    Janus Fund                                                                            $19,126,047   $ 8,043,325   $12,031,617
    Janus Growth and Income Fund                                                          $ 8,372,659   $ 7,368,646   $ 4,481,740
    Janus Orion Fund                                                                      $16,244,354   $ 2,218,774   $ 1,313,363
    Janus Research Core Fund (formerly named Janus Fundamental Equity Fund)               $ 2,538,525   $ 1,235,748   $   899,072
    Janus Research Fund                                                                   $ 7,858,858   $ 5,269,861   $ 9,859,393
    Janus Triton Fund                                                                     $   444,078   $   736,104   $   756,155
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                                                       $ 1,516,959   $ 2,006,557   $ 2,275,592
    Janus Global Opportunities Fund                                                       $   118,939   $    41,129   $   259,261
    Janus Global Research Fund                                                            $   576,607   $   346,281   $   208,434
    Janus Global Technology Fund                                                          $ 2,437,846   $ 2,427,722   $    12,012
    Janus Overseas Fund                                                                   $17,469,441   $17,758,308   $10,836,247
    Janus Worldwide Fund                                                                  $ 1,865,443   $ 3,439,200   $ 6,933,438
  RISK-MANAGED
    INTECH Risk-Managed Core Fund (formerly named INTECH Risk-Managed Stock Fund)         $   619,570   $   525,765   $   431,840
  VALUE
    Perkins Mid Cap Value Fund (formerly named Janus Mid Cap Value Fund)                  $11,715,427   $11,054,464   $10,423,623
    Perkins Small Cap Value Fund (formerly named Janus Small Cap Value Fund)              $ 3,523,048   $ 3,278,110   $ 3,960,169


  Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

  As of October 31, 2008, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                          Name of                                    Value of
  Fund Name                            Broker-Dealer                             Securities Owned
  -----------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund           Citigroup, Inc.                             $  3,371,044
                                       Credit Suisse                                  7,086,745
                                       JP Morgan Chase & Co.                          7,076,183
    Janus High-Yield Fund              Credit Suisse                               $  2,114,841
    Janus Short-Term Bond Fund         Credit Suisse                               $    513,409
                                       Goldman Sachs                                  1,051,988
                                       JP Morgan Chase & Co.                            736,838
  GROWTH & CORE
    Janus Balanced Fund                Citigroup, Inc.                             $  5,140,391
                                       Credit Suisse                                 12,737,902
                                       Goldman Sachs Group, Inc.                      4,800,288
                                       JP Morgan Chase & Co.                         10,185,469
                                       Morgan Stanley Co.                             8,362,137
    Janus Contrarian Fund              Goldman Sachs Group, Inc.                   $ 52,031,713
                                       Merrill Lynch & Company, Inc.                 14,126,076
    Janus Fund                         Goldman Sachs Group, Inc.                   $ 93,662,725
                                       JP Morgan Chase & Co.                        158,649,975
    Janus Growth and Income Fund       Credit Suisse                               $  8,772,731
                                       Goldman Sachs Group, Inc.                     17,357,625
                                       Morgan Stanley Co.                            22,374,004
    Janus Orion Fund                   Credit Suisse                               $ 40,464,665
                                       Goldman Sachs Group, Inc.                     54,353,926
                                       Morgan Stanley Co.                            31,531,428
    Janus Research Core Fund           Goldman Sachs Group, Inc.                   $  5,815,475
                                       JP Morgan Chase & Co.                         24,986,156
    Janus Research Fund                Goldman Sachs Group, Inc.                   $ 18,986,088
                                       JP Morgan Chase & Co.                         23,946,862
  INTERNATIONAL & GLOBAL
    Janus Global Research Fund         Goldman Sachs Group, Inc.                   $  1,738,537
                                       JP Morgan Chase & Co.                            505,560
                                       UBS A.G.                                         506,341
    Janus Overseas Fund                Morgan Stanley Co.                          $ 66,884,506
    Janus Worldwide Fund               UBS A.G.                                    $ 34,562,627
  RISK-MANAGED
    INTECH Risk-Managed Core Fund      Goldman Sachs Group, Inc.                   $    749,250
                                       JP Morgan Chase & Co.                          1,342,275
                                       Merrill Lynch & Company, Inc.                    252,824
                                       Morgan Stanley Co.                               279,520
  VALUE
    Perkins Mid Cap Value Fund         Calyon                                      $300,000,000
                                       ING Financial                                199,550,000
    Perkins Small Cap Value Fund       ING Financial                               $ 90,000,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly,  Executive Vice       52                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    52                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   52                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  52*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------



 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         52                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    52                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            52                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     52                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH THE TRUST      TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Andrew Acker                 Executive Vice President and       5/07-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital, and Portfolio Manager for
 Denver, CO 80206             Janus Global Life Sciences Fund                      other Janus accounts.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman          Executive Vice President and Co-   11/07-Present     Co-Chief Investment Officer and Executive
 151 Detroit Street           Portfolio Manager                                    Vice President of Janus Capital, and
 Denver, CO 80206             Janus Fund                                           Portfolio Manager for other Janus accounts.
 DOB: 1971                                                                         Formerly, Portfolio Manager (2002-2007) for
                                                                                   Janus Enterprise Fund and Vice President
                                                                                   (1998-2006) of Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 David C. Decker              Executive Vice President and       9/96-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Contrarian Fund
 DOB: 1966
------------------------------------------------------------------------------------------------------------------------------
 Brian Demain                 Executive Vice President and       11/07-Present     Vice President of Janus Capital. Formerly,
 151 Detroit Street           Portfolio Manager                                    Assistant Portfolio Manager (2004-2007) of
 Denver, CO 80206             Janus Enterprise Fund                                Janus Enterprise Fund and Analyst (1999-
 DOB: 1977                                                                         2007) for Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 John Eisinger                Executive Vice President and       1/08-Present      Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Research Analyst (2003-2007) for
 Denver, CO 80206             Janus Orion Fund                                     Janus Capital.
 DOB: 1977
------------------------------------------------------------------------------------------------------------------------------
 James P. Goff                Executive Vice President           2/05-Present      Vice President and Director of Research of
 151 Detroit Street           Janus Global Research Fund                           Janus Capital.
 Denver, CO 80206
 DOB: 1964                    Executive Vice President           2/06-Present
                              Janus Research Fund

                              Executive Vice President           11/07-Present
                              Janus Research Core Fund
------------------------------------------------------------------------------------------------------------------------------
 Jason Groom                  Executive Vice President and Co-   5/07-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital, and Portfolio Manager for
 Denver, CO 80206             Janus Short-Term Bond Fund                           other Janus accounts. Formerly, Analyst
 DOB: 1969                                                                         (1998-2004) for ING Investments.
------------------------------------------------------------------------------------------------------------------------------
 Gregory R. Kolb              Executive Vice President and       5/05-Present      Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Assistant Portfolio Manager
 Denver, CO 80206             Janus Global Opportunities Fund                      (2004-2006) for Janus Worldwide Fund and
 DOB: 1976                                                                         Analyst (2001-2005) for Janus Capital
                                                                                   Corporation.
------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn                Executive Vice President and       1/01-Present      Vice President of Janus Capital.
 151 Detroit Street           Portfolio Manager
 Denver, CO 80206             Janus Overseas Fund
 DOB: 1964
------------------------------------------------------------------------------------------------------------------------------
 Chad Meade                   Executive Vice President and Co-   7/06-Present      Research Analyst of Janus Capital.
 151 Detroit Street           Portfolio Manager
 Denver, CO 80206             Janus Triton Fund
 DOB: 1977
------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto                   Executive Vice President and Co-   5/05-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Balanced Fund
 DOB: 1961
                              Executive Vice President and       11/07-Present
                              Portfolio Manager
                              Janus Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff                  Executive Vice President and Co-   11/07-Present     Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Analyst (2003-2007) for Janus
 Denver, CO 80206             Janus Fund                                           Capital.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------



 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH THE TRUST      TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Laurent Saltiel              Executive Vice President and       4/09-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Worldwide Fund                                 Formerly, Research Analyst (2002-2009) for
 DOB: 1969                                                                         Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Brian A. Schaub              Executive Vice President and Co-   7/06-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst of Janus Capital.
 Denver, CO 80206             Janus Triton Fund
 DOB: 1978
------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith                 Executive Vice President and Co-   12/03-Present     Co-Chief Investment Officer and Executive
 151 Detroit Street           Portfolio Manager                                    Vice President of Janus Capital; Executive
 Denver, CO 80206             Janus High-Yield Fund                                Vice President of Janus Distributors LLC
 DOB: 1968                                                                         and Janus Services LLC; and Portfolio
                              Executive Vice President and Co-   5/05-Present      Manager for other Janus accounts. Formerly,
                              Portfolio Manager                                    Vice President (2003-2006) of Janus
                              Janus Balanced Fund                                  Capital.

                              Executive Vice President and Co-   5/07-Present
                              Portfolio Manager
                              Janus Flexible Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Darrell Watters              Executive Vice President and Co-   5/07-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital and Portfolio Manager for
 Denver, CO 80206             Janus Flexible Bond Fund and                         other Janus accounts.
 DOB: 1963                    Janus Short-Term Bond Fund

                              Executive Vice President and Co-   7/08-Present
                              Portfolio Manager Janus High-
                              Yield Fund
------------------------------------------------------------------------------------------------------------------------------
 Burton H. Wilson             Executive Vice President and       2/06-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital, and Portfolio Manager for
 Denver, CO 80206             Janus Global Technology Fund                         other Janus accounts. Formerly, Research
 DOB: 1963                                                                         Analyst (2000-2004) for Lincoln Equity
                                                                                   Management.
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; Director of Perkins
                                                                                   Investment Management LLC; and Working
                                                                                   Director of INTECH Investment Management
                                                                                   LLC (formerly named Enhanced Investment
                                                                                   Technologies, LLC). Formerly, President
                                                                                   (2002-2007) and Director (2000-2007) of The
                                                                                   Janus Foundation; President (2004-2006) and
                                                                                   Vice President and Chief Marketing Officer
                                                                                   (2003-2004) of Janus Services LLC; and
                                                                                   Senior Vice President (2003-2005) of Janus
                                                                                   Capital Group Inc. and Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         and Vice President of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC). Formerly,
                                                                                   Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC (2003-2008) and INTECH
                                                                                   Investment Management LLC (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------



 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF MEETINGS HELD
                                                                         MEMBERS                          DURING LAST FISCAL
                              SUMMARY OF FUNCTIONS                       (INDEPENDENT TRUSTEES)           YEAR(1)
---------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting process,   Jerome S. Contro (Chair)                    4
                              the system of internal controls over       John W. McCarter, Jr.
                              financial reporting, disclosure controls   Dennis B. Mullen
                              and procedures, Form N-CSR filings, and
                              the audit process. The Committee's
                              review of the audit process includes,
                              among other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all audit
                              and nonaudit services.
---------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations          James T. Rothe (Chair)                      4
                              regarding matters related to the Trust's   Jerome S. Contro
                              use of brokerage commissions and           Martin H. Waldinger
                              placement of portfolio transactions.
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities of      Dennis B. Mullen (Chair)                    5
 COMMITTEE                    the Trust's non-money market funds.        Jerome S. Contro
                                                                         William F. McCalpin
                                                                         John W. McCarter, Jr.
                                                                         James T. Rothe
                                                                         William D. Stewart
                                                                         Martin H. Waldinger
                                                                         Linda S. Wolf
---------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various           Linda S. Wolf (Chair)                       11
 COMMITTEE                    procedures adopted by the Trust, reviews   William F. McCalpin
                              registration statements on Form N-1A,      William D. Stewart
                              oversees the implementation and
                              administration of the Trust's Proxy
                              Voting Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to the     Jerome S. Contro (Chair)                    4
                              operations of the Janus money market       James T. Rothe
                              funds, including compliance with their     Martin H. Waldinger
                              Money Market Fund Procedures.
---------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends individuals      John W. McCarter, Jr. (Chair)               6
 GOVERNANCE COMMITTEE         for election as Trustee, consults with     William F. McCalpin
                              Management in planning Trustee meetings,   Dennis B. Mullen
                              and oversees the administration of, and
                              ensures compliance with, the Trust's
                              Governance Procedures and Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of securities      William D. Stewart (Chair)                  17
                              for which market quotations are not        James T. Rothe
                              readily available or are deemed not to     Linda S. Wolf
                              be reliable, pursuant to procedures
                              adopted by the Trustees and reviews
                              other matters related to the pricing of
                              securities.
---------------------------------------------------------------------------------------------------------------------------------



(1) The Trust's last fiscal year was the period November 1, 2007 to October 31, 2008.

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Funds that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008. Ownership information reflected in the second column also includes the Trustees' ownership (if applicable) of the corresponding Janus Adviser Series funds that are being reorganized into the Trust.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                               DOLLAR RANGE OF EQUITY                               IN ALL REGISTERED INVESTMENT COMPANIES
 NAME OF TRUSTEE               SECURITIES IN THE FUNDS                              OVERSEEN BY TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           INTECH Risk-Managed Core Fund      $10,001-$50,000                                   Over $100,000
                               Janus Balanced Fund                $10,001-$50,000
                               Janus Contrarian Fund              $10,001-$50,000
                               Janus Enterprise Fund                   $1-$10,000
                               Janus Global Life Sciences Fund         $1-$10,000
                               Janus Global Research Fund         $10,001-$50,000
                               Janus Global Technology Fund            $1-$10,000
                               Janus Orion Fund                        $1-$10,000
                               Janus Overseas Fund                $10,001-$50,000
                               Janus Research Core Fund                $1-$10,000
                               Janus Worldwide Fund                    $1-$10,000
                               Perkins Mid Cap Value Fund              $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              Janus Global Research Fund         $10,001-$50,000                                   Over $100,000(1)
                               Janus Overseas Fund               $50,001-$100,000
                               Janus Research Core Fund           $10,001-$50,000
                               Perkins Mid Cap Value Fund        $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         INTECH Risk-Managed Core Fund      $10,001-$50,000                                   Over $100,000
                               Janus Contrarian Fund              $10,001-$50,000
                               Janus Enterprise Fund              $10,001-$50,000
                               Janus Fund                         $10,001-$50,000
                               Janus Growth and Income Fund      $50,001-$100,000
                               Janus High-Yield Fund              $10,001-$50,000
                               Janus Orion Fund                   $10,001-$50,000
                               Janus Overseas Fund                $10,001-$50,000
                               Janus Research Core Fund          $50,001-$100,000
                               Janus Research Fund                $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              Janus Balanced Fund                  Over $100,000                                   Over $100,000(1)
                               Janus Contrarian Fund                Over $100,000
                               Janus Enterprise Fund                Over $100,000
                               Janus Fund                         $10,001-$50,000
                               Janus Global Life Sciences Fund      Over $100,000
                               Janus Global Research Fund           Over $100,000
                               Janus Global Technology Fund         Over $100,000
                               Janus Orion Fund                     Over $100,000
                               Janus Overseas Fund                  Over $100,000
                               Janus Research Fund                  Over $100,000
                               Janus Triton Fund                    Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe                INTECH Risk-Managed Core Fund      $10,001-$50,000                                   Over $100,000
                               Janus Contrarian Fund             $50,001-$100,000
                               Janus Enterprise Fund             $50,001-$100,000
                               Janus Global Research Fund        $50,001-$100,000
                               Janus Orion Fund                   $10,001-$50,000
                               Janus Overseas Fund                     $1-$10,000
                               Janus Triton Fund                  $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart            INTECH Risk-Managed Core Fund      $10,001-$50,000                                   Over $100,000
                               Janus Contrarian Fund                Over $100,000
                               Janus Flexible Bond Fund                $1-$10,000
                               Janus Global Research Fund              $1-$10,000
                               Janus Overseas Fund                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                               DOLLAR RANGE OF EQUITY                               IN ALL REGISTERED INVESTMENT COMPANIES
 NAME OF TRUSTEE               SECURITIES IN THE FUNDS                              OVERSEEN BY TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (cont'd.)
------------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           INTECH Risk-Managed Core Fund        Over $100,000                                   Over $100,000(1)
                               Janus Global Research Fund        $50,001-$100,000
                               Janus Research Core Fund             Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 Janus Global Research Fund           Over $100,000                                   Over $100,000(1)
                               Janus Growth and Income Fund      $50,001-$100,000
                               Janus Overseas Fund                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------


(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.

  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").


                                                                    Aggregate               Total
                                                                Compensation from     Compensation from
                                                                  the Funds for      the Janus Funds for
                                                                fiscal year ended    calendar year ended
  Name of Person, Position                                       October 31, 2008  December 31, 2008(1)(2)
  --------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                       $239,150              $391,500
  Jerome S. Contro, Trustee                                          $190,810              $303,000
  John W. McCarter, Jr., Trustee                                     $184,041              $281,250
  Dennis B. Mullen, Trustee                                          $213,469              $344,872
  James T. Rothe, Trustee                                            $193,130              $306,250
  William D. Stewart, Trustee                                        $210,228              $309,250
  Martin H. Waldinger, Trustee                                       $169,994              $272,500
  Linda S. Wolf, Trustee                                             $187,371              $293,750






  (1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).
  (2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.
  (3) Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.

JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio managers as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                   Other Registered        Other Pooled
                                                                      Investment            Investment
                                                                      Companies*             Vehicles          Other Accounts
  ---------------------------------------------------------------------------------------------------------------------------

  Andrew Acker             Number of Other Accounts Managed                      3                 None                    1(1)
                           Assets in Other Accounts Managed         $  122,462,256                 None         $593,313,660

  Jonathan D. Coleman      Number of Other Accounts Managed                      7                 None                    4
                           Assets in Other Accounts Managed         $3,358,004,944                 None         $  3,500,195

  David Decker             Number of Other Accounts Managed                      3                    1                    9
                           Assets in Other Accounts Managed         $  779,334,123          $22,400,738         $334,635,460

  Brian Demain             Number of Other Accounts Managed                      2                    1                    5
                           Assets in Other Accounts Managed         $  488,422,645          $31,056,068         $ 78,383,536

  John Eisinger            Number of Other Accounts Managed                      1                 None                 None
                           Assets in Other Accounts Managed         $   87,521,759                 None                 None

  James P. Goff            Number of Other Accounts Managed                      7                 None                    8
                           Assets in Other Accounts Managed         $  696,737,414                 None         $ 39,405,608

  Jason Groom              Number of Other Accounts Managed                      1                 None                 None
                           Assets in Other Accounts Managed         $   39,638,173                 None                 None

  Gregory R. Kolb          Number of Other Accounts Managed                      1                 None                 None
                           Assets in Other Accounts Managed         $    1,588,099                 None                 None

  Brent A. Lynn            Number of Other Accounts Managed                      1                 None                 None
                           Assets in Other Accounts Managed         $1,581,773,757                 None                 None

  Chad Meade               Number of Other Accounts Managed                      3                 None                    1(2)
                           Assets in Other Accounts Managed         $  297,168,124                 None         $ 67,825,256

  Marc Pinto               Number of Other Accounts Managed                      7                    2                   26(3)
                           Assets in Other Accounts Managed         $  966,719,625          $11,124,692         $174,699,094

  Daniel Riff              Number of Other Accounts Managed                      7                 None                    4
                           Assets in Other Accounts Managed         $3,358,004,944                 None         $  3,500,195

  Laurent Saltiel          Number of Other Accounts Managed                      1(4)                 1                 None
                           Assets in Other Accounts Managed         $  600,730,179          $58,363,818                 None

  Brian A. Schaub          Number of Other Accounts Managed                      3                 None                    1(2)
                           Assets in Other Accounts Managed         $  297,168,124                 None         $ 67,825,256

  Gibson Smith             Number of Other Accounts Managed                      9                 None                    2
                           Assets in Other Accounts Managed         $2,319,091,186                 None         $ 32,338,594

  Darrell Watters          Number of Other Accounts Managed                      6                 None                 None
                           Assets in Other Accounts Managed         $1,510,469,512                 None                 None

  Burton H. Wilson         Number of Other Accounts Managed                      3                 None                 None
                           Assets in Other Accounts Managed         $  174,108,901                 None                 None




  * Excludes Janus Adviser Series funds that are being reorganized into the Trust.
  (1) The account has a performance-based advisory fee.
  (2) The account has a performance-based advisory fee.
  (3) One of the accounts included in the total, consisting of $101,806,097 of the total assets, has a performance-based advisory fee.
  (4) The account has a performance-based advisory fee.

  MATERIAL CONFLICTS

  As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  Janus Capital is the adviser to the Funds and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Funds. In addition, the Janus "funds of funds" portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios, which are other "funds of funds" offered by Janus Capital.

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating a portfolio manager's compensation as of April 30, 2009.

  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

  CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

  Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

  ADDITIONAL COMPENSATION INFORMATION

  The following describes the structure and method of calculating compensation for James Goff, Director of Research, as of April 30, 2009.

  Mr. Goff is compensated for his role as Director of Research and for managing a Fund and any other funds, portfolios, or accounts managed by Mr. Goff through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as his scope of responsibility, tenure, his performance as the Director of Research, and for managing funds.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Mr. Goff's variable compensation is based on four components:
  (i) firm-wide investment performance; (ii) Janus Capital long-term net flows (excluding assets managed by subadvisers and money market funds); (iii) certain strategic objectives, including investment team culture, analyst recruitment and development, continued enhancements to the research process, and contributions to sales and client efforts; and (iv) the research portfolios' investment performance. Variable compensation from firm-wide investment performance and the research portfolios' investment performance is calculated based upon a percentage of the revenue received from the applicable funds (excluding assets managed by subadvisers) and is adjusted to reflect the actual performance of such funds. Actual performance is calculated based on the applicable funds' aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis (with a predominant weighting on three-year performance for the research portfolios investment performance calculation).

  Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

  Each Fund's Lipper peer group for compensation purposes is shown in the following table:

  Fund Name                                           Lipper Peer Group
  ------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                          Intermediate Investment Grade Debt Funds
    Janus High-Yield Fund                             High Current Yield Funds
    Janus Short-Term Bond Fund                        Short Investment Grade Debt Funds
  GROWTH & CORE
    Janus Balanced Fund                               Mixed-Asset Target Allocation Moderate Funds
    Janus Contrarian Fund                             Multi-Cap Core Funds
    Janus Enterprise Fund                             Mid-Cap Growth Funds
    Janus Fund                                        Large-Cap Growth Funds
    Janus Growth and Income Fund                      Large-Cap Core Funds
    Janus Orion Fund                                  Multi-Cap Growth Funds
    Janus Research Core Fund                          Large-Cap Core Funds
    Janus Research Fund                               Large-Cap Growth Funds
    Janus Triton Fund                                 Small-Cap Growth Funds

  Fund Name                                           Lipper Peer Group
  ------------------------------------------------------------------------------------------------------
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                   Health/Biotechnology Funds
    Janus Global Opportunities Fund                   Global Funds
    Janus Global Research Fund                        Global Funds
    Janus Global Technology Fund                      Science & Technology Funds
    Janus Overseas Fund                               International Funds
    Janus Worldwide Fund                              Global Funds
  VALUE
    Perkins Mid Cap Value Fund                        Mid Cap Value Funds
    Perkins Small Cap Value Fund                      Small-Cap Core Funds


INTECH INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the investment personnel as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                 Other Registered     Other Pooled
                                                                    Investment         Investment
                                                                   Companies*(1)        Vehicles       Other Accounts(2)
  ----------------------------------------------------------------------------------------------------------------------
  E. Robert Fernholz         Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Adrian Banner              Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Jason Greene               Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Joseph Runnels             Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793



  * Excludes Janus Adviser Series funds that are being reorganized into the Trust.

  (1) One of the accounts included in the totals, consisting of $20,521,784 of the total assets in the category, has a performance-based advisory fee.

  (2) Fifty of the accounts included in the totals, consisting of $5,614,990,988 of the total assets in the category, have performance-based advisory fees.

  MATERIAL CONFLICTS

  As shown in the table above, INTECH Risk-Managed Core Fund's investment personnel may manage other accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel's compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION

  As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of INTECH Risk-Managed Core Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of April 30, 2009.

  For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, which is not based on performance or assets of the Fund or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Fund or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

  The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio managers as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                      Other Registered    Other Pooled
                                                                         Investment        Investment
                                                                         Companies*         Vehicles      Other Accounts
  ----------------------------------------------------------------------------------------------------------------------
  Jeffrey Kautz                   Number of Other Accounts Managed                 3(1)       None                   38
                                  Assets in Other Accounts Managed      $687,643,535          None         $460,961,818

  Robert H. Perkins               Number of Other Accounts Managed              None          None                  173
                                  Assets in Other Accounts Managed              None          None         $312,540,094

  Thomas Perkins                  Number of Other Accounts Managed                 3(1)       None                   20
                                  Assets in Other Accounts Managed      $687,643,535          None         $468,586,623

  Todd H. Perkins                 Number of Other Accounts Managed              None          None                   17
                                  Assets in Other Accounts Managed              None          None         $ 77,287,972

  Justin Tugman                   Number of Other Accounts Managed              None          None                   19
                                  Assets in Other Accounts Managed              None          None         $ 75,988,195



   * Excludes Janus Adviser Series funds that are being reorganized into the Trust.

  (1) One of the accounts included in the total, consisting of $398,804,284 of the total assets in the category, has a performance-based advisory fee.



  MATERIAL CONFLICTS

  As shown in the table above, Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers' compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Funds. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating a portfolio manager's compensation as of April 30, 2009.

  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer ("CIO") of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from a discretionary bonus pool.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.

OWNERSHIP OF SECURITIES

  As of April 30, 2009, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual's aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds"). Ownership information reflected in the second column also includes the portfolio managers' and/or investment personnel's ownership (if applicable) of the corresponding Janus Adviser Series funds that are being reorganized into the Trust.

---------------------------------------------------------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY                                              AGGREGATE DOLLAR RANGE OF EQUITY
 INVESTMENT PERSONNEL     SECURITIES IN THE FUND(S) MANAGED                                   SECURITIES IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
---------------------------------------------------------------------------------------------------------------------------------
 ANDREW ACKER             Janus Global Life Sciences Fund               $500,001-$1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JONATHAN COLEMAN         Janus Fund                                        Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 DAVID C. DECKER          Janus Contrarian Fund                             Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 BRIAN DEMAIN             Janus Enterprise Fund                             Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JOHN EISINGER            Janus Orion Fund                              $500,001-$1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JAMES P. GOFF            Janus Global Research Fund                        Over $1,000,000                      Over $1,000,000
                          Janus Research Core Fund                                     None
                          Janus Research Fund                               Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JASON GROOM              Janus Short-Term Bond Fund                        $10,001-$50,000                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. KOLB          Janus Global Opportunities Fund                   Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 BRENT A. LYNN            Janus Overseas Fund                               Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 CHAD MEADE               Janus Triton Fund                                 Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 MARC PINTO               Janus Balanced Fund                               Over $1,000,000                      Over $1,000,000
                          Janus Growth and Income Fund                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 DANIEL RIFF              Janus Fund                                       $50,001-$100,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 LAURENT SALTIEL          Janus Worldwide Fund                                         None                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 BRIAN A. SCHAUB          Janus Triton Fund                                 Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 GIBSON SMITH             Janus Balanced Fund                             $100,001-$500,000                      Over $1,000,000
                          Janus Flexible Bond Fund                        $100,001-$500,000
                          Janus High-Yield Fund                           $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 DARRELL WATTERS          Janus Flexible Bond Fund                        $100,001-$500,000                      Over $1,000,000
                          Janus High-Yield Fund                            $50,001-$100,000
                          Janus Short-Term Bond Fund                      $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 BURTON H. WILSON         Janus Global Technology Fund                      Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 INTECH
---------------------------------------------------------------------------------------------------------------------------------
 E. ROBERT FERNHOLZ       INTECH Risk-Managed Core Fund                     Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 ADRIAN BANNER            INTECH Risk-Managed Core Fund                                None                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 JASON GREENE             INTECH Risk-Managed Core Fund                     $10,001-$50,000                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 JOSEPH RUNNELS           INTECH Risk-Managed Core Fund                     $10,001-$50,000                     $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------
 PERKINS
---------------------------------------------------------------------------------------------------------------------------------
 JEFFREY KAUTZ            Perkins Mid Cap Value Fund                    $500,001-$1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 ROBERT PERKINS           Perkins Small Cap Value Fund                      Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 THOMAS PERKINS           Perkins Mid Cap Value Fund                        Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 TODD H. PERKINS          Perkins Small Cap Value Fund                  $500,001-$1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JUSTIN TUGMAN            Perkins Small Cap Value Fund                      $10,001-$50,000                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Funds' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Fund's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

  Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers' advice, which are on top of the Funds' expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund "supermarket" programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

  Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectuses will provide you with detailed information about investing in the Funds.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                             Sales Charge as a         Sales Charge as a         Amount of Sales Charge Reallowed
                                               Percentage of           Percentage of Net         to Financial Intermediaries as a
  Amount of Purchase at Offering Price        Offering Price*           Amount Invested            Percentage of Offering Price
                                             -----------------         -----------------         --------------------------------

  EQUITY FUNDS
    Under $50,000                                   5.75%                     6.10%                             5.00%
    $50,000 but under $100,000                      4.50%                     4.71%                             3.75%
    $100,000 but under $250,000                     3.50%                     3.63%                             2.75%
    $250,000 but under $500,000                     2.50%                     2.56%                             2.00%
    $500,000 but under $1,000,000                   2.00%                     2.04%                             1.60%
    $1,000,000 and above                            None**                    None                             None

  BOND FUNDS
    Under $50,000                                   4.75%                     4.99%                             4.25%
    $50,000 but under $100,000                      4.50%                     4.71%                             4.00%
    $100,000 but under $250,000                     3.50%                     3.63%                             3.00%
    $250,000 but under $500,000                     2.50%                     2.56%                             2.25%
    $500,000 but under $1,000,000                   2.00%                     2.04%                             1.75%
    $1,000,000 and above                            None**                    None                              None


   * Offering Price includes the initial sales charge.
  ** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  As of the date of this SAI, Janus Distributors did not receive any underwriting commissions from Class A Shares of the Funds because the Class A Shares are new.

  CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
  Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES
  As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. ("FINRA") Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.

  CLASS C SHARES
  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.

  The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

  As of the date of this SAI, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, Class R Shares, or Class S Shares of the Funds because each class of Shares is new.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

  Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. As of the date of this SAI, Janus Distributors did not receive any proceeds of contingent deferred sales charges because Class A Shares and Class C Shares are new.

  CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
  A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, and Class S Shares of Janus High-Yield Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, and INTECH Risk-Managed Core Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectuses.

  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income; and Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

  All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

  The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

  Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under
  Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

  A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of a Fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the Fund may be subject to additional tax depending on the type of record holder of Fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the Fund's performance.

  Please consult a tax adviser regarding tax consequences of Fund distributions and to determine whether you will need to file a tax return.

  Certain fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


On or about July 6, 2009, certain Janus Adviser Series funds (each, a "predecessor fund" and collectively, the "predecessor funds") will reorganize into corresponding Funds in the Trust. Before the reorganizations, there were no shareholders in Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of any Fund described in this SAI. The information below reflects ownership interest in the predecessor funds. To the best knowledge of the Trust, the percentage ownership of each applicable class of each predecessor fund owned by the below named shareholders is expected to be approximately the same upon reorganization into the corresponding Fund.

To the best knowledge of Janus Capital, as of June 2, 2009, the officers and Trustees beneficially owned, as a group, less than 1% of Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the predecessor funds.

As of June 2, 2009, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund is listed below.

To the best knowledge of the Trust, as of June 2, 2009, no other person or entity owned beneficially more than 5% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor fund, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital's (or an affiliate's) ownership in a predecessor fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor fund except as shown. In certain circumstances, Janus Capital's (or an affiliate's) ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor funds are not the beneficial owners of such Shares, unless otherwise indicated.

As of the date of this SAI, all of the outstanding Class A Shares, Class C Shares, Class I Shares, and Class S Shares of Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Research Fund, and Janus Short-Term Bond Fund were owned by Janus Capital or an affiliate, which provided seed capital for each respective class of each Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
INTECH Risk-Managed Core Fund         Charles Schwab & Co. Inc.                                          36.03%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Mercer Trust Company Tr                                            19.83%
                                      FBO Securitas Security Services USA
                                      Incentive Savings & Retirement Plan
                                      Norwood, MA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          11.76%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Deutz Corporation                                                   8.00%
                                      Executive Income
                                      Norcross, GA

Janus Balanced Fund                   Charles Schwab & Co. Inc.                                          28.55%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          15.55%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      GPC Securities Inc.                                                 6.78%
                                      Agent for Reliance Trust Company
                                      FBO CWA Savings & Retirement Trust
                                      Atlanta, GA

Janus Contrarian Fund                 Charles Schwab & Co. Inc.                                          53.95%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           9.61%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL


Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                          26.16%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charles Schwab & Co. Inc.                                          20.66%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      NFS LLC                                                             8.53%
                                      FEBO Marshall & Ilsley Trust CO NA
                                      FBO Bank 98 DLY RCRDKPG
                                      Milwaukee, WI

                                      Mitra & Co                                                          6.72%
                                      FBO 98 C/O M&I Tr CO NA
                                      Milwaukee, WI

Janus Flexible Bond Fund              Charles Schwab & Co. Inc.                                          45.47%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          20.48%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Janus Fund                            Merrill Lynch Pierce Fenner & Smith, Inc.                          34.82%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charles Schwab & Co. Inc.                                          26.19%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Morgan Stanley & Co                                                 8.52%
                                      Jersey City, NJ

                                      Pershing LLC                                                        6.62%
                                      Jersey City, NJ

Janus Global Research Fund            Charles Schwab & Co. Inc.                                          61.83%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Janus Capital Group Inc.                                           31.62%*
                                      Denver, CO

Janus Growth and Income Fund          Charles Schwab & Co. Inc.                                          83.47%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

Janus High-Yield Fund                 Charles Schwab & Co. Inc.                                          50.97%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Pershing LLC                                                       10.15%
                                      Jersey City, NJ

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           8.28%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Janus Orion Fund                      Charles Schwab & Co. Inc.                                          54.83%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          14.59%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Pershing LLC                                                        5.68%
                                      Jersey City, NJ


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus Overseas Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                          25.01%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charles Schwab & Co. Inc.                                          21.69%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Wells Fargo Bank NA                                                 6.66%
                                      FBO Yazaki Employee Savings Plan
                                      A/C 20318434
                                      Minneapolis, MN

Janus Research Core Fund              Charles Schwab & Co. Inc.                                          73.38%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

Janus Triton Fund                     Charles Schwab & Co. Inc.                                          44.95%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          17.18%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Janus Worldwide Fund                  Charles Schwab & Co. Inc.                                          56.62%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

Perkins Mid Cap Value Fund            Charles Schwab & Co. Inc.                                          13.46%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          11.44%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Perkins Small Cap Value Fund          Merrill Lynch Pierce Fenner & Smith, Inc.                          67.30%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charles Schwab & Co. Inc.                                          15.79%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      GPC Securities Inc.                                                 5.24%
                                      Agent for Reliance Trust Company
                                      FBO Kimco Realty Corporation 401K Plan
                                      Atlanta, GA

INTECH Risk-Managed Core Fund         Merrill Lynch Pierce Fenner & Smith, Inc.                          51.80%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Pershing LLC                                                       10.55%
                                      Jersey City, NJ

                                      Citigroup Global Markets Inc.                                       5.74%
                                      House Account
                                      Owings Mills, MD

Janus Balanced Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                          22.36%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      21.03%
                                      House Account
                                      Owings Mills, MD

                                      Morgan Stanley & Co                                                 5.41%
                                      Jersey City, NJ

Janus Contrarian Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                          33.99%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL


Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      Citigroup Global Markets Inc.                                      22.40%
                                      House Account
                                      Owings Mills, MD

                                      Pershing LLC                                                        5.00%
                                      Jersey City, NJ

Janus Enterprise Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                          24.06%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      21.56%
                                      House Account
                                      Owings Mills, MD

Janus Flexible Bond Fund              Merrill Lynch Pierce Fenner & Smith, Inc.                          39.09%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      21.46%
                                      House Account
                                      Owings Mills, MD

Janus Fund                            Merrill Lynch Pierce Fenner & Smith, Inc.                          47.82%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                       9.75%
                                      House Account
                                      Owings Mills, MD

Janus Global Research Fund            Janus Capital Group Inc.                                           49.70%*
  Class C Shares                      Denver, CO

                                      American Enterprise Investment Services                             7.07%
                                      FBO 385510811
                                      Minneapolis, MN

                                      American Enterprise Investment Services                             5.75%
                                      FBO 385717901
                                      Minneapolis, MN

                                      Citigroup Global Markets Inc.                                       5.54%
                                      House Account
                                      Owings Mills, MD

Janus Growth and Income Fund          Citigroup Global Markets Inc.                                      30.22%
  Class C Shares                      House Account
                                      Owings Mills, MD

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          18.75%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charlie Prisendorf                                                  6.14%
                                      FBO Ever Ready Oil Co Inc.
                                      401K Profit Sharing Plan & Trust
                                      Hackensack, NJ

Janus High-Yield Fund                 Citigroup Global Markets Inc.                                      23.41%
  Class C Shares                      House Account
                                      Owings Mills, MD

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           9.40%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Pershing LLC                                                        8.00%
                                      Jersey City, NJ

Janus Orion Fund                      Merrill Lynch Pierce Fenner & Smith, Inc.                          33.83%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      15.35%
                                      House Account
                                      Owings Mills, MD

                                      Pershing LLC                                                        6.87%
                                      Jersey City, NJ



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      Morgan Stanley & Co                                                 5.41%
                                      Jersey City, NJ

Janus Overseas Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                          32.27%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      27.36%
                                      House Account
                                      Owings Mills, MD

Janus Research Core Fund              Citigroup Global Markets Inc.                                      58.57%
  Class C Shares                      House Account
                                      Owings Mills, MD

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          14.91%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Janus Triton Fund                     Merrill Lynch Pierce Fenner & Smith, Inc.                          38.36%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Janus Capital Management LLC                                        7.55%*
                                      Denver, CO

                                      GPC Securities Inc.                                                 5.38%
                                      Agent for Reliance Trust Company
                                      FBO Prime Environmental INC 401K Plan
                                      Atlanta, GA

Janus Worldwide Fund                  Citigroup Global Markets Inc.                                      36.09%
  Class C Shares                      House Account
                                      Owings Mills, MD

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          12.13%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Wells Fargo Investments LLC                                         7.95%
                                      A/C 7054-9514
                                      Minneapolis, MN

                                      UBS Financial Services Inc.                                         5.53%
                                      FBO Alan P Hale
                                      ACF Eric A Hale U/TX/UTMA
                                      Colorado Springs, CO

                                      UBS Financial Services Inc.                                         5.53%
                                      FBO Alan P Hale
                                      ACF Kathleen M Hale U/TX/UTMA
                                      Colorado Springs, CO

Perkins Mid Cap Value Fund            Merrill Lynch Pierce Fenner & Smith, Inc.                          35.90%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                       7.95%
                                      House Account
                                      Owings Mills, MD

Perkins Small Cap Value Fund          Merrill Lynch Pierce Fenner & Smith, Inc.                          30.20%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Capital Bank & Trust Company Ttee                                  15.36%
                                      FBO United Consulting Ltd 401K Plan
                                      Greenwood Vlg, CO

INTECH Risk-Managed Core Fund         Charles Schwab & Co. Inc.                                          14.20%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA

                                      The Fletcher Jones Foundation                                       9.87%
                                      Los Angeles, CA

                                      Minnesota Life Insurance Company                                    9.49%
                                      Saint Paul, MN



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      Chembaco                                                            6.93%
                                      C/O Chemical Bank & Trust
                                      Midland, MI

                                      Northern Trust As Custodian                                         6.71%
                                      FBO The Libra Foundation - Acct 26-20655
                                      Chicago, IL

                                      Keybank NA                                                          5.37%
                                      FBO The Abington FDN Mutual Fund
                                      Cleveland, OH

                                      Northwest Health Foundation                                         5.32%
                                      Portland, OR

                                      NFS LLC                                                             5.02%
                                      FEBO Bankers Trustco
                                      Des Moines, IA

Janus Balanced Fund                   Charles Schwab & Co. Inc.                                          42.39%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
                                      Citigroup Global Markets Inc.                                      19.53%
                                      A/C 00109801250
                                      New York, NY

                                      Patterson & Co                                                     13.06%
                                      FBO Allegiant
                                      For Various Retirement Plans
                                      9888888770 NC 1076
                                      Charlotte, NC

Janus Contrarian Fund                 Janus Smart Portfolio - Growth                                     24.57%
  Class I Shares                      Contrarian Omnibus Acct
                                      Denver, CO

                                      Prudential Investment Management Service                           21.64%
                                      FBO Mutual Fund Clients/Pruchoice
                                      Newark, NJ

                                      Janus Smart Portfolio - Conservative                               18.98%
                                      Contrarian Omnibus Acct
                                      Denver, CO

                                      Citigroup Global Markets Inc.                                      10.69%
                                      A/C 00109801250
                                      New York, NY

Janus Enterprise Fund                 NFS LLC                                                            15.03%
  Class I Shares                      FEBO Bank of America NA Trustee
                                      FBO Our Clients
                                      Omnibus Cash
                                      Dallas, TX

                                      Cardinal Bank                                                       9.28%
                                      FBO Its Clients
                                      McLean, VA

Janus Flexible Bond Fund              Janus Smart Portfolio - Conservative                               32.98%
  Class I Shares                      Flexible Bond Omnibus Acct
                                      Denver, CO

                                      Janus Smart Portfolio - Moderate                                   29.71%
                                      Flexible Bond Omnibus Acct
                                      Denver, CO

                                      Janus Smart Portfolio - Growth                                     19.15%
                                      Flexible Bond Omnibus Acct
                                      Denver, CO

                                      Citigroup Global Markets Inc.                                      12.75%
                                      A/C 00109801250
                                      New York, NY

Janus Fund                            Janus Smart Portfolio - Growth                                     53.34%
  Class I Shares                      Janus Fund Omnibus Acct
                                      Denver, CO

                                      Janus Smart Portfolio - Moderate                                   42.32%
                                      Janus Fund Omnibus Acct
                                      Denver, CO

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus Global Research Fund            Citigroup Global Markets Inc.                                      20.27%
  Class I Shares                      A/C 00109801250
                                      New York, NY

                                      Janus Capital Group Inc.                                           12.34%*
                                      Denver, CO

                                      NFS LLC                                                             8.71%
                                      FEBO Frank T Corker
                                      Diane B Corker
                                      Hahira, GA

Janus Growth and Income Fund          Citigroup Global Markets Inc.                                      62.26%
  Class I Shares                      A/C 00109801250
                                      New York, NY

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          24.46%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Janus High-Yield Fund                 Citigroup Global Markets Inc.                                      49.46%
  Class I Shares                      A/C 00109801250
                                      New York, NY

Janus Orion Fund                      Citigroup Global Markets Inc.                                      21.43%
  Class I Shares                      A/C 00109801250
                                      New York, NY

                                      Janus MPC Fund                                                     18.24%
                                      Orion Fund Omnibus Acct
                                      Denver, CO

                                      Wells Fargo Investments LLC                                        13.48%
                                      A/C 4152-7022
                                      Minneapolis, MN

                                      LPL Financial                                                       5.85%
                                      A/C 2614-7959
                                      San Diego, CA

                                      Charles Schwab & Co. Inc.                                           5.34%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA

Janus Overseas Fund                   Minnesota Life Insurance Company                                   28.93%
  Class I Shares                      Saint Paul, MN

                                      Charles Schwab & Co. Inc.                                          14.22%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA

                                      NFS LLC                                                            14.06%
                                      FEBO Transamerica Life Insurance Company
                                      Los Angeles, CA

                                      NFS LLC                                                             9.66%
                                      FEBO FIIOC
                                      As Agent for Qualified Employee Benefit Plans 401K
                                      FINOPS-IC Funds
                                      Covington, KY

                                      T Rowe Price Retirement Plan Services INC                           5.04%
                                      FBO State of Illinois
                                      Owings Mills, MD

Janus Research Core Fund              Citigroup Global Markets Inc.                                      52.24%
  Class I Shares                      A/C 00109801250
                                      New York, NY

                                      Janus MPC Fund                                                     18.73%
                                      Fundamental Equity Omnibus Acct
                                      Denver, CO

                                      Counsel Trust                                                      10.72%
                                      FBO Durand Chevrolet Inc. 401K Trust
                                      York, PA

                                      RBC Capital Markets Corp                                            9.15%
                                      FBO Reliance Trust TTEE
                                      FBO George Raymond Payne III
                                      Virginia Beach, VA



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus Triton Fund                     Janus MPC Fund                                                     15.10%
  Class I Shares                      Small-Mid Growth Fund Omnibus Acct
                                      Denver, CO

                                      RBC Capital Markets Corp                                            7.14%
                                      FBO Michael J Flanders
                                      Individual Retirement Account
                                      Arlington Heights, IL

Janus Worldwide Fund                  NFS LLC                                                            99.39%
  Class I Shares                      FEBO Qualified Employee Benefit Plans
                                      401K Finops-IC Funds
                                      Covington, KY

Perkins Mid Cap Value Fund            NFS LLC                                                            24.98%
  Class I Shares                      FEBO FIIOC
                                      As Agent for Qualified Employee Benefit Plans 401K
                                      FINOPS-IC Funds
                                      Covington, KY

                                      Wachovia Bank N A                                                  17.95%
                                      Omnibus Cash/Cash
                                      A/C 9999999980 NC-1151
                                      Charlotte, NC

                                      Edward D Jones & Co                                                 8.30%
                                      Maryland Heights, MO

                                      Prudential Investment Management Service                            6.95%
                                      FBO Mutual Fund Clients/Pruchoice
                                      Newark, NJ

                                      JP Morgan Chase As Trustee                                          5.45%
                                      FBO Cadence Design Systems Inc.
                                      401K Plan
                                      Kansas City, MO

Perkins Small Cap Value Fund          Janus Smart Portfolio - Moderate                                   38.51%
  Class I Shares                      Small Cap Value Fund Omnibus Acct
                                      Denver, CO

                                      Janus Smart Portfolio - Growth                                     30.34%
                                      Small Cap Value Fund Omnibus Acct
                                      Denver, CO

                                      SunTrust Bank                                                      23.82%
                                      FBO Vitas Healthcare Corp 401K
                                      Greenwood Vlg, CO

Janus Balanced Fund                   Merrill Lynch                                                      24.15%
  Class R Shares                      Jacksonville, FL

                                      JP Morgan Chase Bank as Trustee                                    11.67%
                                      FBO ADP Access 401K Program
                                      New York, NY

                                      EMJAY Corporation Custodian                                         5.24%
                                      FBO Plans Of RPSA Customers
                                      Greenwood Village, CO

Janus Contrarian Fund                 EMJAYCO                                                            14.18%
  Class R Shares                      FBO Reinders Inc. 401K
                                      A/C 351898
                                      Greenwood Vlg, CO

                                      Orchard Trust Company Trustee                                       8.34%
                                      FBO Employee Benefits Clients
                                      Greenwood Vlg, CO

                                      GPC As Agent for Reliance Trust Company                             8.02%
                                      FBO Security Packaging INC 401K PS Plan
                                      Atlanta, GA

                                      GPC As Agent for Reliance Trust Company                             6.80%
                                      FBO Macomb Internal Medicine PC
                                      Atlanta, GA

                                      GPC As Agent for Reliance Trust Company                             6.39%
                                      FBO Schmald Tool & Die Inc. 401K PSP
                                      Atlanta, GA

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      GPC As Agent for Reliance Trust Company                             6.39%
                                      FBO Springdale Family Dental 401K Plan
                                      Atlanta, GA

Janus Enterprise Fund                 Hartford Life Insurance Co.                                        25.50%
  Class R Shares                      Separate Account DC IV
                                      Hartford, CT

                                      Merrill Lynch                                                      15.83%
                                      Jacksonville, FL

Janus Flexible Bond Fund              Merrill Lynch                                                      38.26%
  Class R Shares                      Jacksonville, FL
                                      Janus Capital Management LLC                                       12.11%*
                                      Denver, CO
                                      Frontier Trust Co.                                                  9.52%
                                      FBO Marlen MFG 401K Profit Sharing Plan
                                      Fargo, ND

                                      Counsel Trust DBA MATC                                              8.72%
                                      FBO Community Bank of Trenton
                                      Employees' Profit Sharing Plan
                                      Pittsburgh, PA

                                      Frontier Trust Co.                                                  7.54%
                                      FBO Salem Giant Eagle 401K Profit Sharing Plan
                                      Fargo, ND

                                      Counsel Trust DBA MATC                                              7.21%
                                      FBO Intermarine LLC 401K
                                      Profit Sharing Plan and Trust
                                      Pittsburgh, PA

                                      Capital Bank & Trust Company                                        5.68%
                                      George Shaeffer Construction Co
                                      Profit Sharing 401(k) Plan
                                      Greenwood Vlg, CO

                                      RolloverSystems Inc.                                                5.13%
                                      Charlotte, NC

Janus Fund                            Merrill Lynch                                                      33.38%
  Class R Shares                      Jacksonville, FL

                                      GPC As Agent for Reliance Trust Company                            18.43%
                                      FBO Suburban Gastroenterology 401K Plan
                                      Atlanta, GA

                                      DWS Trust Co TTEE                                                  17.63%
                                      FBO Macrolink Inc. 401K
                                      Profit Sharing Plan
                                      Salem, NH

                                      MG Trust Company Custodian                                         16.06%
                                      FBO OPKO Health Inc. 401K Plan
                                      Denver, CO

                                      Jonathan Perin                                                      7.95%
                                      FBO San Diego Travel Group Inc. 401K
                                      Profit Sharing Plan & Trust
                                      San Diego, CA

Janus Growth and Income Fund          American United Life Insurance Co.                                 24.69%
  Class R Shares                      AUL American Unit Trust
                                      Indianapolis, IN

                                      American United Life Insurance Co.                                 20.90%
                                      AUL American Group Retirement Annuity
                                      Indianapolis, IN

                                      GPC As Agent for Reliance Trust Company                            13.73%
                                      FBO Rasmussen College 401K Plan
                                      Atlanta, GA

                                      MG Trust Company Custodian                                          9.05%
                                      FBO Human Management Services INC 401
                                      Denver, CO




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus High-Yield Fund                 Janus Capital Management LLC                                       84.98%*
  Class R Shares                      Denver, CO

                                      Counsel Trust DBA MATC                                              9.45%
                                      FBO Engineering Surveys and Services 401K Plan
                                      Pittsburgh, PA

Janus Orion Fund                      Counsel Trust DBA Mid Atlantic Trust Company                       20.57%
  Class R Shares                      FBO Centro Inc. 401K PSP & Trust
                                      Pittsburgh, PA

                                      Capital Bank & Trust Company Trustee                               18.21%
                                      FBO City Financial Corp. 401(K) & PSP
                                      C/O Planpremier/Fascore LLC
                                      Greenwood Vlg, CO
                                      Mercer Trust Company TTEE                                           8.78%
                                      FBO NY Hotel Trades Council & Hotel
                                      Assoc of NYC Health Ctr Inc EE
                                      Norwood, MA

                                      Capital Bank & Trust Company TTEE                                   6.74%
                                      CQM INC 401K Savings Plan
                                      Greenwood Vlg, CO

                                      Capital Bank & Trust Company TTEE                                   6.49%
                                      Mitographers Inc. & Alphagraphics 45
                                      Greenwood Vlg, CO

                                      Frontier Trust Co.                                                  6.00%
                                      FBO Secure Benefits Systems Corp 401K
                                      Fargo, ND

Janus Overseas Fund                   Hartford Life Insurance Co                                         40.11%
  Class R Shares                      Separate Account DC IV
                                      Hartford, CT

                                      Merrill Lynch                                                      30.78%
                                      Jacksonville, FL

Janus Research Core Fund              ADP INC As Agent for Various Custodians/Trustees                   58.05%
  Class R Shares                      Flex Product 401K
                                      Kansas City, MO

                                      DWS Trust Co TTEE                                                  30.90%
                                      Seattle Metropolitan Credit Union 401K Plan
                                      Salem, NH

Janus Triton Fund                     Janus Capital Management LLC                                       25.43%*
  Class R Shares                      Denver, CO

                                      MG Trust Company Cust                                              13.17%
                                      FBO R L Midgett Inc 401K Plan
                                      Denver, CO

                                      MG Trust Company Cust                                              10.12%
                                      FBO Walker Printing Company Inc.
                                      Denver, CO

                                      NFS LLC                                                             7.82%
                                      FEBO Nyph Executive Option Plan
                                      National Trust Mgmt. Svcs. Trustee
                                      Nyph LTI 2001 -158261286
                                      Warrenton, VA

                                      NFS LLC                                                             7.22%
                                      FEBO FMT Co
                                      Cust IRA Rollover
                                      FBO Robert Clotworthy
                                      Metairie, LA

                                      GPC As Agent for Reliance Trust Company                             6.80%
                                      FBO Johl & Co. PSP
                                      Atlanta, GA

Janus Worldwide Fund                  Capital Bank & Trust Co. Trustee                                   36.07%
  Class R Shares                      FBO Alcan Rolled Products-Ravenswood
                                      LLC Savings Plan For USW Represented
                                      Employees C/O Planpremier / Fascorp
                                      Greenwood Vlg, CO



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      MG Trust Company Cust                                              13.25%
                                      FBO Meyer Engineers LTD
                                      Denver, CO

                                      NFS LLC                                                            12.68%
                                      FEBO Prudential Bank & Trust FSB Rollover IRA
                                      FBO Janice L Smith
                                      Scotts, MI

                                      MG Trust Company Cust                                              11.08%
                                      FBO Midship Marine INC
                                      Denver, CO
                                      Frontier Trust Co. As Trustee                                       9.27%
                                      FBO Glacier Interactive Solutions Inc 401K
                                      Fargo, ND

                                      GPC Securities Inc as Agent for Reliance Trust Company              9.03%
                                      FBO Alpha Solutions Corporation EE Plan
                                      Atlanta, GA

                                      NFS LLC                                                             6.50%
                                      FEBO Prudential Bank & Trust FSB Rollover IRA
                                      FBO Dale F Smith
                                      Scotts, MI

Perkins Mid Cap Value Fund            Merrill Lynch                                                      19.19%
  Class R Shares                      Jacksonville, FL

                                      EMJAY Corporation                                                  10.82%
                                      FBO Plans of RPSA Customers
                                      Greenwood Vlg, CO

Perkins Small Cap Value Fund          Merrill Lynch                                                      25.84%
  Class R Shares                      Jacksonville, FL

                                      Frontier Trust Company                                              8.89%
                                      FBO Charleston Place Associates Retirement
                                      Fargo, ND

                                      EMJAY Corporation Custodian                                         8.05%
                                      FBO Plans Of RPSA Customers
                                      Greenwood Village, CO

                                      Fifth Third Bank Trustee                                            6.89%
                                      FBO Various Fascorp Recordkept Plans
                                      Greenwood Vlg, CO

                                      NFS LLC                                                             6.11%
                                      FEBO Richard Trester
                                      Susan Trester TTEE
                                      Trester Hoist & Eqp PSP
                                      Menomonee Falls, WI

                                      MG Trust Company                                                    5.23%
                                      Agent For Frontier Trust Company As Trustee
                                      Fehr Bros Industries Inc. 401K PS
                                      Fargo, ND

                                      GPC Securities Inc as Agent for Reliance Trust Company              5.15%
                                      FBO The Chicago School 403B
                                      Atlanta, GA

INTECH Risk-Managed Core Fund         Prudential Investment Mgmt Service                                 30.01%
  Class S Shares                      FBO Mutual Fund Clients
                                      Newark, NJ

                                      Nationwide Trust Company FSB                                       29.39%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

                                      LPL Financial                                                       5.90%
                                      A/C 1574-3445
                                      San Diego, CA

Janus Balanced Fund                   National Financial Services LLC Trustee                            11.85%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Nationwide Trust Company FSB                                        8.27%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      Nationwide Insurance Company - QPVA                                 7.59%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Janus Contrarian Fund                 Wachovia Bank                                                      11.57%
  Class S Shares                      FBO Various Retirement Plans
                                      A/C 9888888836 NC 1076
                                      Charlotte, NC

                                      Pershing LLC                                                        6.09%
                                      Jersey City, NJ
                                      National Financial Services LLC Trustee                             6.04%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      FIIOC FBO MGP Ingredients Non Union                                 5.12%
                                      401(k) & Profit Sharing Plan
                                      Covington, KY

Janus Enterprise Fund                 National Financial Services LLC Trustee                            15.70%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Benefit Trust CO                                                    9.86%
                                      FBO PHH Investments LLC
                                      Overland Park, KS

                                      Nationwide Trust Company FSB                                        8.65%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

                                      Charles Schwab & Co. Inc.                                           5.96%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

Janus Flexible Bond Fund              Hartford Life Insurance Co.                                        13.69%
  Class S Shares                      Separate Account DC IV
                                      Hartford, CT

                                      National Financial Services LLC Trustee                            12.33%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Saxon & Co                                                         12.25%
                                      FBO 91 Vested Interest Ombibus Asset
                                      Philadelphia, PA

                                      Prudential Investment Mgmt Service                                 12.05%
                                      FBO Mutual Fund Clients
                                      Newark, NJ

Janus Fund                            Citigroup Global Markets Inc.                                      15.86%
  Class S Shares                      A/C 00109801250
                                      New York, NY

                                      Prudential Retirement-Alliance                                     13.49%
                                      Separate Acct Investment Products & Advisory Svs.
                                      Hartford, CT

                                      Saxon & Co                                                         12.54%
                                      FBO 91 Vested Interest Ombibus Asset
                                      Philadelphia, PA

                                      Ohio National Life Insurance Co.                                    7.77%
                                      FBO Its Separate Accounts
                                      Cincinnati, OH

                                      Charles Schwab & Co. Inc.                                           6.51%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      DCGT As TTEE and/or Cust                                            5.24%
                                      FBO Various Qualified Plans
                                      Des Moines, IA

                                      Nationwide Trust Company FSB                                        5.06%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus Global Research Fund            Janus Capital Group Inc.                                             100%*
  Class S Shares                      Denver, CO

Janus Growth and Income Fund          Saxon & Co                                                         22.25%
  Class S Shares                      FBO 91 Vested Interest Ombibus Asset
                                      Philadelphia, PA

                                      Nationwide Trust Company FSB                                       17.31%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Charles Schwab & Co. Inc.                                          10.77%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Prudential Investment Mgmt Service                                  7.18%
                                      FBO Mutual Fund Clients
                                      Newark, NJ

Janus High-Yield Fund                 Janus Capital Management LLC                                       32.30%*
  Class S Shares                      Denver, CO

                                      DWS Trust Co TTEE                                                  10.62%
                                      FBO Iridium Satellite 401K Plan
                                      Salem, NH

                                      National Financial Services LLC Trustee                             5.81%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

Janus Orion Fund                      National Financial Services LLC Trustee                            56.51%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Capital Bank & Trust Company TTEE                                  37.53%
                                      FBO Cherokee Pharmaceuticals LLC 401K PS Plan
                                      Greenwood Vlg, CO

Janus Overseas Fund                   National Financial Services LLC Trustee                            13.67%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      State Street Bank & Trust                                          13.51%
                                      FBO ADP Daily Valuation B 401K Product
                                      North Quincy, MA

                                      Hartford Life Insurance Co.                                        12.35%
                                      Separate Account DC IV
                                      Hartford, CT

                                      Nationwide Trust Company FSB                                        7.10%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Janus Research Core Fund              SunTrust Bank                                                      16.19%
  Class S Shares                      FBO Retirement Savings Plan for Seaboard Corp
                                      Greenwood Vlg, CO

                                      Nationwide Trust Company FSB                                       14.58%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

                                      National Financial Services LLC Trustee                             8.63%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Saxon & Co                                                          5.57%
                                      FBO 91 Vested Interest Ombibus Asset
                                      Philadelphia, PA

Janus Triton Fund                     Janus Capital Management LLC                                       58.98%*
  Class S Shares                      Denver, CO

                                      Wells Fargo Investments LLC                                        10.74%
                                      A/C 3600-8812
                                      Minneapolis, MN



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      LPL Financial                                                      10.36%
                                      A/C 6796-7649
                                      San Diego, CA

                                      LPL Financial                                                       7.83%
                                      A/C 4363-9006
                                      San Diego, CA

                                      MG Trust Company Custodian                                          5.53%
                                      FBO Nimsoft Inc. 401K Plan
                                      Denver, CO

Janus Worldwide Fund                  Nationwide Trust Company FSB                                       16.64%
  Class S Shares                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Guardian Insurance & Annuity Company Inc.                          11.99%
                                      Separate Account L
                                      Bethlehem, PA

                                      Prudential Retirement-Alliance                                     10.26%
                                      Separate Acct Investment Products & Advisory Svs.
                                      Hartford, CT

                                      Ohio National Life Insurance Co.                                    9.61%
                                      FBO Its Separate Accounts
                                      Cincinnati, OH

                                      Nationwide Insurance Company - QPVA                                 6.40%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

                                      National Financial Services LLC Trustee                             5.70%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

Perkins Mid Cap Value Fund            Massachusetts Mutual Life Insurance Company                         8.00%
  Class S Shares                      Springfield, MA

                                      Wachovia Bank                                                       7.98%
                                      FBO Various Retirement Plans
                                      A/C 9888888836 NC 1076
                                      Charlotte, NC

                                      Nationwide Trust Company FSB                                        6.97%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Perkins Small Cap Value Fund          Janus Adviser Forty Fund                                           21.84%
  Class S Shares                      Denver, CO

                                      Janus Twenty Fund                                                  19.30%
                                      Denver, CO

                                      Wachovia Bank                                                      13.24%
                                      FBO Various Retirement Plans
                                      A/C 9888888836 NC 1151
                                      Charlotte, NC

                                      American United Life Insurance Corp                                12.64%
                                      Group Retirement Annuity
                                      Indianapolis, IN

                                      Janus Overseas Fund                                                12.56%
                                      Denver, CO

                                      Janus Fund                                                          9.59%
                                      Denver, CO

                                      PWMCO, LLC                                                          9.19%
                                      FBO 101081
                                      Chicago, IL

                                      Janus Adviser International Growth Fund                             7.97%
                                      Denver, CO

                                      State Street Bank & Trust Co Cust                                   5.75%
                                      FBO Citistreet Core Market
                                      North Quincy, MA

                                      Nationwide Trust Company FSB                                        5.06%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers thirty-eight series of shares, known as "Funds." Two Funds consist of seven classes of shares (Class A, Class C, Class I, Class L, Class R, Class S, and Class T Shares); three Funds consist of six classes of shares (Class A, Class C, Class I, Class R, Class S, and Class T Shares); seven Funds consist of five classes of shares (Class A, Class C, Class I, Class S, and Class T Shares); twelve Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares); ten Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares); and four Funds consist of one class of shares (Class J Shares). Additional series and/or classes may be created from time to time.

  Prior to the reorganizations, the Funds had a fiscal year end of October 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS (AUDITED)

  The following audited financial statements for the period ended October 31, 2008 are hereby incorporated into this SAI by reference to the Annual Reports dated October 31, 2008.

  Schedules of Investments as of October 31, 2008

  Statements of Operations for the period ended October 31, 2008

  Statements of Assets and Liabilities as of October 31, 2008

  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

DOCUMENTS INCORPORATED BY REFERENCE TO THE SEMIANNUAL REPORTS (UNAUDITED)

  The following unaudited financial statements for the period ended April 30, 2009 are hereby incorporated into this SAI by reference to the Semiannual Reports dated April 30, 2009.

  Schedules of Investments as of April 30, 2009

  Statements of Operations for the period ended April 30, 2009

  Statements of Assets and Liabilities as of April 30, 2009

  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  The portions of the Annual and Semiannual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.


STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.


  LONG-TERM BOND RATING      EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ----------------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.



MOODY'S INVESTORS
SERVICE, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




100

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

                                  (JANUS LOGO)

                                               janus.com/info

                                               151 Detroit Street
                                               Denver, Colorado 80206-4805
                                               1-877-335-2687

                                 July 2, 2009


                                 Janus Smart Portfolio - Growth
                                 Janus Smart Portfolio - Moderate
                                 Janus Smart Portfolio - Conservative







                              JANUS INVESTMENT FUND
                             JANUS SMART PORTFOLIOS
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS S SHARES

                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, and Class S Shares (collectively, the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, subadvisers are responsible for the day-to-day operations of certain underlying funds.

    This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated July 2, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Portfolios, are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser............................................................    37

Custodian, Transfer Agent, and Certain Affiliations...........................    44

Portfolio Transactions and Brokerage..........................................    45

Trustees and Officers.........................................................    46

Shares of the Trust...........................................................    54
  Net Asset Value Determination...............................................    54
  Purchases...................................................................    54
  Distribution and Shareholder Servicing Plans................................    56
  Redemptions.................................................................    57

Income Dividends, Capital Gains Distributions, and Tax Status.................    59

Principal Shareholders........................................................    61

Miscellaneous Information.....................................................    62
  Shares of the Trust.........................................................    62
  Shareholder Meetings........................................................    62
  Voting Rights...............................................................    63
  Master/Feeder Option........................................................    63
  Independent Registered Public Accounting Firm...............................    63
  Registration Statement......................................................    63

Financial Statements..........................................................    64

Appendix A....................................................................    65
  Explanation of Rating Categories............................................    65

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about three series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

  Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative are referred to collectively in this SAI as the "Smart Portfolios" or "Portfolios."

  The Portfolios' adviser, Janus Capital, intends to operate each Portfolio as "a fund of funds," meaning that substantially all of the Portfolios' assets will be invested in other Janus mutual funds it advises (the "underlying funds"), as described in the Portfolios' Prospectuses. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative are classified as diversified.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

  UNDERLYING FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds").

  UNDERLYING FUNDS SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE PORTFOLIOS

  The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
  (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios.

  (1) With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

  Each Portfolio may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

  (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that the Portfolios may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The Trustees may impose limits on a Portfolio's investments in short sales, as described in the Portfolio's prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

  (2) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (3) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (4) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (5) The Portfolios may not invest in companies for the purpose of exercising control of management.

  Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Portfolio's policies on investing in particular industries, the Portfolios invest in underlying funds that rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

  This section discusses investment strategies of the Portfolios. These strategies may also apply to the underlying funds in which the Smart Portfolios may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to the Smart Portfolios' overall risk profile.

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. An underlying fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as "diversified." This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.

Cash Position

  As discussed in the Portfolios' Prospectuses and the underlying funds' prospectuses, a Portfolio's or an underlying fund's cash position may temporarily increase under various circumstances. Securities that the Portfolios or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio or underlying fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  The underlying Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Portfolio or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio or an underlying fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which a Portfolio or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. A Portfolio or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables a Portfolio or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio or an underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio or an underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio's holdings or an underlying fund's portfolio holdings, although the Portfolio's or the underlying fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Portfolio or the underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS

  The Smart Portfolios are "funds of funds" that invest in other underlying funds and do not directly invest in the securities or use the investment techniques described in this section. This section discusses investment strategies of the underlying funds in which the Smart Portfolios may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to the Smart Portfolios' overall risk profile.

Illiquid Investments

  Each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Money market funds may only invest up to 10% of their net assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
  (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of a fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of an underlying fund's net assets after the time of purchase, the underlying fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

  Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund's NAV.

Securities Lending

  Under procedures adopted by its Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying fund does not have the right to vote on securities while they are being lent; however, it may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, each underlying fund, including each Risk-Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  EMERGING MARKETS. Within the parameters of their specific investment policies, the underlying funds, particularly Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus International Forty Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). The underlying Janus Global Real Estate Fund and Janus International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. The underlying Janus Contrarian Fund and Janus Long/Short Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Borrowing

  The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The underlying fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

  The use of borrowing by the underlying Janus Long/Short Fund involves special risk considerations that may not be associated with other underlying funds having similar policies. Because substantially all of the underlying fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the underlying fund's agreement with its lender, the NAV per share of the underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the underlying fund compared with what it would have been without leverage.

Short Sales

  Each underlying fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

  Each underlying fund, with the exception of the Risk-Managed Funds, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

  The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund's borrowing restrictions. This requirement to segregate assets limits an underlying fund's leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. An underlying fund's ability to invest in short sales may be limited, as described in the fund's prospectus.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each underlying fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund might obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which underlying fund expenses could be allocated and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae

  Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The underlying funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The underlying funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds' prospectuses may apply.




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

Investment Company Securities

  Each of the Smart Portfolios may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) of the 1940 Act.

  From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company's voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  The underlying funds, including the Risk-Managed Funds to the extent that they may be included in their benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.




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  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds' prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities (TIPS), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the underlying funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.




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

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the underlying funds may invest in REITs. The underlying Janus Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls

  The underlying Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund, and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an



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  underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  An underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on an underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

  The underlying Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund (no more than 20% of an underlying fund's total assets), and Janus Long/Short Fund (no more than 5% of the underlying fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities.

  Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing, and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The underlying funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.

  When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund's NAV.

  The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.




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

  FLOATING RATE LOANS
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.

  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in an underlying fund's net asset value as a result of changes in interest rates. The underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

  While the underlying funds generally expect to invest in fully funded term loans, certain of the loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

  Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund's return.

  The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information, which could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated

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  securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  OTHER FLOATING RATE SECURITIES
  The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

High-Yield/High-Risk Bonds

  Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). The underlying Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% of its net assets (Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Forty Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) or 20% of its net assets (Janus Contrarian Fund, Janus International Equity Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund). The underlying Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.

  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds may be included in each underlying fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the underlying funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments

  The underlying funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

  An underlying fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When an underlying fund invests in a derivative for speculative purposes, the underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. An underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the underlying fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

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  FUTURES CONTRACTS. The underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by a Portfolio and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the underlying funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of an underlying fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of an underlying funds, that underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the underlying funds do business. FCMs may no longer maintain margin assets with the underlying funds' custodian or subcustodian and are required to hold such accounts directly.

  The underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The underlying funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the underlying funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because an underlying fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such underlying fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the underlying fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that underlying fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that underlying fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company's stock. To the extent an underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such underlying fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that underlying fund with respect to the futures contracts. Conversely, if an underlying fund holds stocks and seeks to protect itself from a decrease in stock prices, the underlying fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if an underlying fund holds an individual company's stock and expects the price of that stock to decline, the underlying fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If an underlying fund, with the exception of the underlying Risk-Managed Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that underlying fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that underlying fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the underlying fund's interest rate futures contract would increase, thereby keeping the NAV of the underlying fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, an underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the underlying funds. An underlying fund's performance could be worse than if such underlying fund had not used such instruments. For example, if an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that underlying fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the underlying fund's portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such underlying fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to an underlying fund will not match exactly such underlying fund's current or potential investments. An underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such underlying fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with an underlying fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between an underlying fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. An underlying fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in an underlying fund's futures positions are



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  poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that underlying fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such underlying fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that underlying fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that underlying fund is considering buying. If a call or put option an underlying fund has written is exercised, such underlying fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, an underlying fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The underlying funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the underlying funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). An underlying fund may enter into forward currency contracts with stated contract values of up to the value of that underlying fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). An underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. An underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). An underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. An underlying fund also may enter into a forward currency contract with respect to a currency where the underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on an underlying fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting an underlying fund's currency exposure from one foreign currency to another removes that underlying fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such underlying fund if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for an underlying fund than if it had not entered into such contracts.

  In general, the underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such underlying fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such underlying fund's commitments with respect to such contracts. As an alternative to segregating assets, an underlying fund may buy call options permitting such underlying fund to buy the amount of foreign currency being hedged by a forward sale contract, or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying funds' ability to utilize forward contracts may be restricted. In addition, an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge underlying fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The underlying funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an underlying fund may buy put options on the foreign currency. If the value of the currency declines, such underlying fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require such underlying fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, an underlying fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and an underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by an underlying fund is "covered" if that underlying fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such underlying fund in cash or other liquid assets in a segregated account with the underlying fund's custodian.

  The underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, an underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. The underlying funds, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an underlying fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

  An underlying fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that underlying fund. Such participation may subject an underlying fund to expenses such as legal fees and may make that underlying fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that underlying fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by an underlying fund on such committees also may expose that underlying fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that underlying fund's rights as a creditor or to protect the value of securities held by that underlying fund.

  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the underlying funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Such investments may be made in an effort to increase current income and to reduce fluctuations in NAV. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The underlying funds may write and buy options on the same types of securities that the underlying funds may purchase directly. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.

  An underlying fund may cover its obligations on a put option by segregating cash or other liquid assets with the underlying fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. An underlying fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the underlying fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  An underlying fund may cover its obligations on a call option by segregating cash or other liquid assets with the fund's custodian for a value equal to:
  (i) the full notional value of the call for physically settled options; or
  (ii) the in-the-money value of the call for cash settled options. An underlying fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the underlying fund's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or
  (b) is greater than the exercise price of the call written if the difference is maintained by that underlying fund in cash or other liquid assets in a segregated account with its custodian.

  An underlying fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

  The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, such underlying fund will effect a closing transaction prior to or concurrent with the sale of the security.

  An underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. An underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by an underlying fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, an underlying fund may not be able to effect closing transactions in particular options and that underlying fund would have to exercise the options in order to realize any profit. If an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  An underlying fund may write options in connection with buy-and-write transactions. In other words, an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an underlying fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that underlying fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an underlying fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an underlying fund may elect to close the position or take delivery of the security at the exercise price and that underlying fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  An underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, an underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  An underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such underlying fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that underlying fund.

  An underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The underlying funds may also purchase and write OTC options on foreign securities indices.

  The underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The underlying funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in an underlying fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. An underlying fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The underlying funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. Certain underlying funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.



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

  An underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from an underlying fund. The underlying funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with an underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of an underlying fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the underlying fund's custodian. If an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the underlying fund. If there is a default by the other party to such a transaction, an underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that an underlying fund will not be able to meet its obligation to the counterparty.

  An underlying fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. An underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the underlying fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, an underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an underlying fund would keep the stream of payments and would have no payment obligations. As the seller, an underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that underlying fund would be subject to investment exposure on the notional amount of the swap. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the underlying fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to



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  illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, an underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by an underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to an underlying fund.

  An underlying fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

  An underlying fund investing in CDXs is normally only permitted to take long positions in these instruments. An underlying fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. An underlying fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the underlying fund. By investing in CDXs, an underlying fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify an underlying fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, an underlying fund's ability to resell such a structured instrument may be more limited than its ability to resell other underlying fund securities. The underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each underlying fund's net assets, when combined with all other illiquid investments of each underlying fund.

Investment Strategies and Risks Applicable only to an Affiliated Underlying Money Market Fund

  An affiliated underlying money market fund ("underlying money market fund") may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in

  U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, an underlying money market fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, an underlying money market fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying money market fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, an underlying money market fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, an underlying money market fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the underlying money market fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) 5% of its total assets in second-tier securities.

  The following is a discussion regarding types of securities in which an underlying money market fund may invest. This information supplements and should be read in conjunction with the underlying money market fund's prospectus.

Participation Interests

  An underlying money market fund may purchase participation interests in loans or securities in which the underlying money market fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives an underlying money market fund an undivided interest in the underlying loans or securities in the proportion that the underlying money market fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, an underlying money market fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the underlying money market fund's participation interest. An underlying money market fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying money market fund's investment portfolio. An underlying money market fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  An underlying money market fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by an underlying money market fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of an underlying money market fund, as well as other money market rates of interest. An underlying money market fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.




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

Mortgage- and Asset-Backed Securities

  An underlying money market fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to an underlying money market fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

  In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.

  An underlying money market fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. An underlying money market fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of an underlying money market fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  An underlying money market fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, an underlying money market fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an underlying money market fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an underlying money market fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent an underlying money market fund's collateral focuses in one or more sectors, such as banks and financial services, that underlying money market fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of an underlying money market fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose an underlying money market fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

  Reverse repurchase agreements are transactions in which an underlying money market fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. An underlying money market fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

  Generally, a reverse repurchase agreement enables an underlying money market fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to an underlying money market fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying money market fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on an underlying money market fund's portfolio, although an underlying money market fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, an underlying money market fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. An underlying money market fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




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

  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities.

  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, an underlying money market fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying money market fund.

When-Issued and Delayed Delivery Securities

  An underlying money market fund may purchase securities on a when-issued or delayed delivery basis. An underlying money market fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, an underlying money market fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, an underlying money market fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, an underlying money market fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations

  An underlying money market fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, some of these securities, however, are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

  An underlying money market fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

  An underlying money market fund may invest in obligations of financial institutions. Examples of obligations in which an underlying money market fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. An underlying money market fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which an underlying money market fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an underlying money market fund but may be subject to early withdrawal penalties that could reduce that underlying money market fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases

  An underlying money market fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. An underlying money market fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets certain criteria.

  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to an underlying money market fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of that underlying money market fund.

PORTFOLIO TURNOVER

  Portfolio turnover rates for the fiscal years ended October 31, 2008 and October 31, 2007 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio's investments, and the investment style and/or outlook of the portfolio manager. A Portfolio's turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.

                                                            Portfolio Turnover Rate for    Portfolio Turnover Rate for
                                                               the fiscal year ended          the fiscal year ended
  Portfolio Name                                                  October 31, 2008               October 31, 2007
  --------------------------------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                                        55%                            19%

  Janus Smart Portfolio - Moderate                                      71%                            15%

  Janus Smart Portfolio - Conservative                                  90%                            16%



PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each Portfolio at janus.com.

  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

   NAME                                                 FREQUENCY            LAG TIME
   ----                                                 ---------            --------
   ACA Compliance Group                                 As needed            Current
   Barclays Capital Inc.                                Daily                Current
   Bowne & Company Inc.                                 Daily                Current
   Brockhouse & Cooper Inc.                             Quarterly            Current
   Brown Brothers Harriman & Co.                        Daily                Current
   Callan Associates Inc.                               As needed            Current
   Cambridge Associates LLC                             Quarterly            Current
   Canterbury Consulting Inc.                           Monthly              Current
   Charles River Systems, Inc.                          As needed            Current
   Charles Schwab & Co., Inc.                           As needed            Current
   Citibank, N.A.                                       Daily                Current
   CMS BondEdge                                         As needed            Current
   Consulting Services Group, LLC                       As needed            Current
   Deloitte & Touche LLP                                As needed            Current
   Deloitte Tax LLP                                     As needed            Current
   Dresdner Bank, AG New York Branch                    As needed            Current
   Eagle Investment Systems Corp.                       As needed            Current
   Eaton Vance Management                               As needed            Current
   Ennis, Knupp & Associates, Inc.                      As needed            Current
   Ernst & Young LLP                                    As needed            Current
   FactSet Research Systems, Inc.                       As needed            Current
   Financial Models Company, Inc.                       As needed            Current
   FT Interactive Data Corporation                      Daily                Current
   Imagine Software Inc.                                As needed            Current
   Institutional Shareholder Services, Inc.             Daily                Current
   International Data Corporation                       Daily                Current
   Investment Technology Group, Inc.                    Daily                Current
   Jeffrey Slocum & Associates, Inc.                    As needed            Current
   Lehman Brothers Inc.                                 Daily                Current
   Marco Consulting Group, Inc.                         Monthly              Current
   Marquette Associates                                 As needed            Current
   Markit Loans, Inc.                                   Daily                Current
   Mercer Investment Consulting, Inc.                   As needed            Current
   Merrill Communications LLC                           Semi-annually        5 days

   NAME                                                 FREQUENCY            LAG TIME
   ----                                                 ---------            --------
   Moody's Investors Service Inc.                       Weekly               7 days or more
   New England Pension Consultants                      Monthly              Current
   Omgeo LLC                                            Daily                Current
   PricewaterhouseCoopers LLP                           As needed            Current
   Prima Capital Management, Inc.                       Quarterly            15 days
   R.V. Kuhns & Associates                              As needed            Current
   Reuters America Inc.                                 Daily                Current
   Rocaton Investment Advisors, LLC                     As needed            Current
   Rogerscasey, Inc.                                    Quarterly            Current
   Russell/Mellon Analytical Services, LLC              Monthly              Current
   Sapient Corporation                                  As needed            Current
   SEI Investments                                      As needed            Current
   SimCorp USA, Inc.                                    As needed            Current
   Standard & Poor's                                    Daily                Current
   Standard & Poor's Financial Services                 Weekly               2 days or more
   Standard & Poor's Securities Evaluation              Daily                Current
   State Street Bank and Trust Company                  Daily                Current
   Stratford Advisory Group, Inc.                       As needed            Current
   Summit Strategies Group                              Monthly; Quarterly   Current
   The Yield Book Inc.                                  Daily                Current
   Tower Investment                                     As needed            30 days
   Wachovia Securities LLC                              As needed            Current
   Wall Street On Demand, Inc.                          Monthly; Quarterly   30 days; 15 days
   Wilshire Associates Incorporated                     As needed            Current
   Yanni Partners, Inc.                                 Quarterly            Current
   Zephyr Associates, Inc.                              Quarterly            Current


  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the Portfolios may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Portfolio and each underlying fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios. As discussed in this section, Janus Capital has delegated certain of these duties for certain underlying funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

  Each Smart Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees") and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory
  Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

  A discussion regarding the basis for the Trustees' approval of the Portfolios' Investment Advisory Agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

  The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio and is calculated at the annual rate of 0.05%.

  Janus Capital has agreed to bear certain expenses incurred in connection with the operation of the Portfolios. The Portfolios will pay those expenses not assumed by Janus Capital, including interest and taxes, brokerage commissions and all other expenses in connection with execution of portfolio transactions, fees and expenses of Independent Trustees and their legal counsel, fees and expenses of consultants to the Portfolios, audit fees, extraordinary costs and expenses of shareholder meetings and reports to shareholders, and transfer agency fees and expenses.

  Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the investment style of the underlying funds' portfolio managers and/or investment personnel. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

  EXPENSE LIMITATIONS

  Janus Capital agreed by contract to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fee applicable to Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses exceed the annual rate shown below.

  For information about how these expense limits affect the total expenses of the Portfolios, refer to the table in the "Fees and Expenses" section of the Portfolios' Prospectuses. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue each waiver until at least November 1, 2010.

                                                                                 Expense Limit
  Portfolio Name                                                                Percentage (%)
  --------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                                                     0.45
  Janus Smart Portfolio - Moderate                                                   0.39
  Janus Smart Portfolio - Conservative                                               0.40


  The Portfolios benefit from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds' advisory fees.

  The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the fiscal years ended October 31. The information presented in the table below reflects the investment advisory fees in effect during the fiscal years shown.

                                                                      2008                           2007
                                                          ---------------------------    ---------------------------
  Portfolio Name                                          Advisory Fees   Waivers (-)    Advisory Fees   Waivers (-)
  ------------------------------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                             $91,546        -$24,015        $62,354        -$35,502
  Janus Smart Portfolio - Moderate                           $66,325        -$48,798        $43,731        -$43,731(1)
  Janus Smart Portfolio - Conservative                       $44,173        -$44,173(1)     $20,756        -$20,756(1)


  (1) The waiver by Janus Capital exceeded the advisory fee.

UNDERLYING FUNDS

  Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate for each underlying fund. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund's performance relative to its benchmark index. For more information regarding the underlying funds' investment advisory fees and expense limitations, please refer to the underlying funds' prospectuses and statements of additional information.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

  Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC). Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying funds. Janus Capital has entered into Sub-Advisory Agreements, on behalf of the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund, with Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC). Janus Capital, not the underlying funds, pays Perkins a subadvisory fee for services provided to the underlying funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  CLASS A SHARES AND CLASS C SHARES
  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Morgan Stanley Smith Barney, LLC; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wells Fargo Advisors, LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries' fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a Portfolio's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of the Portfolios is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  CLASS I SHARES AND CLASS S SHARES
  With respect to Class I Shares and Class S Shares, Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, considering which share class of a Portfolio is most appropriate for you.

  Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Long/Short Fund and other Janus funds and accounts.

  Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the Portfolios may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and
  (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

  Each Portfolio's Trustees have delegated to Janus Capital the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Portfolios' website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.

  Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  The Portfolios own shares in underlying funds. If an underlying fund has a shareholder meeting, the Portfolios normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios, the non-money market underlying funds, and an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
  Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the custodian for the underlying affiliated money market funds. The custodian holds the underlying fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the underlying fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' and the underlying funds' transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Portfolios.

  Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Portfolios to Janus Services, which uses such fees to reimburse intermediaries.

  Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Portfolios for providing or procuring administrative services to investors in Class S Shares of the Portfolios. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

  As of the date of this SAI, Janus Services did not receive any administrative services fees from Class S Shares because Class S Shares are new.

  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Portfolios. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems or those processed on a manual basis by Janus Services.


  The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Portfolios also pay DST at an annual rate of $1.10 per closed shareholder account. In addition, the Portfolios use DST systems to track and process contingent deferred sales charges. The Portfolios currently pay DST annual per account rates for these systems. These fees are only charged to classes of the Portfolios with contingent deferred sales charges.


  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Portfolios and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Portfolios in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Portfolio's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors' registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  The Portfolios will purchase and sell the principal portion of their Portfolio securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Portfolios are not expected to incur brokerage commissions.

  Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds' statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid, please refer to the underlying funds' prospectuses and statements of additional information.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        52                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    52                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   52                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  52*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------


 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         52                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004); and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    52                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            52                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     52                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH THE TRUST      TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Daniel Scherman              Executive Vice President and       12/05-Present     Senior Vice President of Janus Capital.
 151 Detroit Street           Portfolio Manager                                    Formerly, Vice President and Director of
 Denver, CO 80206             Janus Smart Portfolio -                              Risk and Trading for Janus Capital (2006),
 DOB: 1961                    Conservative,                                        and Senior Quantitative Analyst and
                              Janus Smart Portfolio - Growth,                      Portfolio Manager (2001-2005) for MFS
                              Janus Smart Portfolio - Moderate                     Investment Management.
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; Director of Perkins
                                                                                   Investment Management LLC; and Working
                                                                                   Director of INTECH Investment Management
                                                                                   LLC (formerly named Enhanced Investment
                                                                                   Technologies, LLC). Formerly, President
                                                                                   (2002-2007) and Director (2000-2007) of The
                                                                                   Janus Foundation; President (2004-2006) and
                                                                                   Vice President and Chief Marketing Officer
                                                                                   (2003-2004) of Janus Services LLC; and
                                                                                   Senior Vice President (2003-2005) of Janus
                                                                                   Capital Group Inc. and Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         and Vice President of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC). Formerly,
                                                                                   Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC (2003-2008) and INTECH
                                                                                   Investment Management LLC (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------


 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:


----------------------------------------------------------------------------------------------------------------------------------
                                                                      MEMBERS                          NUMBER OF MEETINGS HELD
                           SUMMARY OF FUNCTIONS                       (INDEPENDENT TRUSTEES)           DURING LAST FISCAL YEAR(1)
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process,   Jerome S. Contro (Chair)                      4
                           the system of internal controls over       John W. McCarter, Jr.
                           financial reporting, disclosure controls   Dennis B. Mullen
                           and procedures, Form N-CSR filings, and
                           the audit process. The Committee's
                           review of the audit process includes,
                           among other things, the appointment,
                           compensation, and oversight of the
                           auditors and pre-approval of all audit
                           and nonaudit services.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations          James T. Rothe (Chair)                        4
                           regarding matters related to the Trust's   Jerome S. Contro
                           use of brokerage commissions and           Martin H. Waldinger
                           placement of portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT      Oversees the investment activities of      Dennis B. Mullen (Chair)                      5
 COMMITTEE                 the Trust's non-money market funds.        Jerome S. Contro
                                                                      William F. McCalpin
                                                                      John W. McCarter, Jr.
                                                                      James T. Rothe
                                                                      William D. Stewart
                                                                      Martin H. Waldinger
                                                                      Linda S. Wolf
----------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY      Oversees compliance with various           Linda S. Wolf (Chair)                         11
 COMMITTEE                 procedures adopted by the Trust, reviews   William F. McCalpin
                           registration statements on Form N-1A,      William D. Stewart
                           oversees the implementation and
                           administration of the Trust's Proxy
                           Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the     Jerome S. Contro (Chair)                      4
                           operations of the Janus money market       James T. Rothe
                           funds, including compliance with their     Martin H. Waldinger
                           Money Market Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals      John W. McCarter, Jr. (Chair)                 6
 GOVERNANCE COMMITTEE      for election as Trustee, consults with     William F. McCalpin
                           Management in planning Trustee meetings,   Dennis B. Mullen
                           and oversees the administration of, and
                           ensures compliance with, the Trust's
                           Governance Procedures and Guidelines.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines a fair value of securities      William D. Stewart (Chair)                    17
                           for which market quotations are not        James T. Rothe
                           readily available or are deemed not to     Linda S. Wolf
                           be reliable, pursuant to procedures
                           adopted by the Trustees and reviews
                           other matters related to the pricing of
                           securities.
----------------------------------------------------------------------------------------------------------------------------------


(1) The Trust's last fiscal year was the period November 1, 2007 to October 31, 2008.

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Portfolios that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY                                REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            SECURITIES IN THE PORTFOLIOS                          TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin        Janus Smart Portfolio - Growth      $10,001-$50,000   Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro           Janus Smart Portfolio - Conservative  Over $100,000   Over $100,000(1)
------------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.      None                                                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen           None                                                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe             Janus Smart Portfolio - Growth     $50,001-$100,000   Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart         Janus Smart Portfolio - Growth      $10,001-$50,000   Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger        None                                                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf              None                                                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------------------------------



(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.

  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                            Aggregate Compensation            Total Compensation
                                                           from the Portfolios for         from the Janus Funds for
                                                              fiscal year ended               calendar year ended
  Name of Person, Position                                     October 31, 2008             December 31, 2008(1)(2)
  -----------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
    William F. McCalpin, Chairman and Trustee(3)                    $1,336                         $391,500
    Jerome S. Contro, Trustee                                       $1,058                         $303,000
    John W. McCarter, Jr., Trustee                                  $1,013                         $281,250
    Dennis B. Mullen, Trustee                                       $1,158                         $344,872
    James T. Rothe, Trustee                                         $1,067                         $306,250
    William D. Stewart, Trustee                                     $1,153                         $309,250
    Martin H. Waldinger, Trustee                                    $  932                         $272,500
    Linda S. Wolf, Trustee                                          $1,037                         $293,750



  (1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).
  (2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.
  (3) Aggregate compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.

JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio manager as of April 30, 2009. No accounts included in the totals listed below have a performance-based advisory fee.

                                                          Other Registered   Other Pooled
                                                             Investment       Investment
                                                             Companies*        Vehicles     Other Accounts
  --------------------------------------------------------------------------------------------------------
  Daniel Scherman    Number of Other Accounts Managed           None             None            None
                     Assets in Other Accounts Managed           None             None            None



  * Excludes Janus Adviser Series funds that are being reorganized into the Trust.

  MATERIAL CONFLICTS

  As shown in the table above, the Portfolios' portfolio manager may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."

  Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among such underlying funds. In addition, the Portfolios' portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Portfolios.

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating the portfolio manager's compensation as of April 30, 2009.

  The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and for his management of the Portfolios and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary. Fixed compensation is based on the portfolio manager's experience and is designed to be industry competitive.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock and stock options). The funding of the portfolio manager's variable compensation is based on JCGI meeting performance goals and strategic objectives, with actual variable compensation based on individual performance as determined by Janus Capital management. The JCGI goals and objectives that determine the variable compensation funding level include operating margin, asset flows in Janus funds, product line and distribution expansion, brand reinforcement and human capital initiatives. Although certain of the factors are quantitative in nature, the overall assessment of the JCGI goals and objectives is at the discretion of JCGI's Compensation Committee of the Board of Directors.

  The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

  As of April 30, 2009, the portfolio manager of the Portfolios described in this SAI beneficially owned securities of the Portfolios he manages in the dollar range shown in the following table. The last column of the table also reflects the portfolio manager's aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds").

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES IN JANUS
 INVESTMENT PERSONNEL          DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS MANAGED              FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
-----------------------------------------------------------------------------------------------------------------------------------
 DANIEL G. SCHERMAN            Janus Smart Portfolio - Growth                     $100,001 - $500,000          $100,001 - $500,000
                               Janus Smart Portfolio - Moderate                                  None
                               Janus Smart Portfolio - Conservative                              None
-----------------------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The assets of the Portfolios consist primarily of shares of the underlying funds, which are valued at their respective NAVs. The per share NAV for each class of each underlying fund is computed by dividing the total value of an underlying fund's securities and other assets, less liabilities, attributable to the underlying fund, by the total number of outstanding shares. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the underlying funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the underlying funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each underlying fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Portfolio's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

  Shares of the Portfolios can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Not all financial intermediaries offer all classes. Shares or classes of the Portfolios may be purchased without upfront sales charges by clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers' advice, which are on top of the Portfolios' expenses. Certain Shares or classes of the Portfolios may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund "supermarket" programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

  Certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. A Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Portfolios' Prospectuses will provide you with detailed information about investing in a Portfolio.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Portfolio or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Portfolio receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                                  Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                                    Percentage of     Percentage of Net   to Financial Intermediaries as a
  Amount of Purchase at Offering Price             Offering Price*     Amount Invested      Percentage of Offering Price
                                                  -----------------   -----------------   --------------------------------

    Under $50,000                                        5.75%               6.10%                      5.00%
    $50,000 but under $100,000                           4.50%               4.71%                      3.75%
    $100,000 but under $250,000                          3.50%               3.63%                      2.75%
    $250,000 but under $500,000                          2.50%               2.56%                      2.00%
    $500,000 but under $1,000,000                        2.00%               2.04%                      1.60%
    $1,000,000 and above                                 None**              None                       None


   * Offering Price includes the initial sales charge.
  ** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Portfolios and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  As of the date of this SAI, Janus Distributors did not receive any underwriting commissions from Class A Shares of the Portfolios because the Class A Shares are new.

  CLASS C SHARES, CLASS I SHARES, AND CLASS S SHARES
  Class C Shares, Class I Shares, and Class S Shares of the Portfolios are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Portfolio or its authorized agent.

  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES AND CLASS S SHARES
  As described in the Prospectuses, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan" and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of a Portfolio for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of such Portfolio, including but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Portfolios; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. ("FINRA") Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Portfolios' distributor, who may make ongoing payments to financial intermediaries based on the value of Portfolio shares held by such intermediaries' customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.

  CLASS C SHARES
  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Portfolio for activities which are primarily intended to result in the sale of Class C Shares of such Portfolio. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Portfolio for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Portfolios; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.

  The Plans and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Portfolio or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

  As of the date of this SAI, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, or Class S Shares of the Portfolios because each class of Shares is new.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

  Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. As of the date of this SAI, Janus Distributors did not receive any proceeds of contingent deferred sales charges because Class A Shares and Class C Shares are new.

  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Portfolio shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.

  It is a policy of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.

  The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

  All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional shares of the same class of Shares of the Portfolio at the NAV determined on the first business day following the record date.

  A Portfolio will invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, a Portfolio's income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (i) dividends paid to a Portfolio from such underlying fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to a Portfolio as ordinary income; (ii) dividends paid to a Portfolio that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to a Portfolio as long-term capital gains; (iii) dividends paid to a Portfolio that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to a Portfolio that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Portfolio as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of a Portfolio's holdings or otherwise), all or a part of the loss will not be deductible by a Portfolio and instead will increase its basis for the newly purchased shares.

  Although an underlying fund will be eligible to elect to "pass-through" to its shareholders (including a Portfolio) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, a Portfolio will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, a Portfolio will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment in company taxable income.

  An underlying fund's investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders (including the Portfolios) for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the underlying fund's performance.

  Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.

  Certain underlying fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by an underlying fund may generate unqualified income that can impact an investor's taxes.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


  As of the date of this SAI, all of the outstanding Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Portfolios were owned by Janus Capital or an affiliate, which provided seed capital for each respective class.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


  Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers thirty-eight series of shares, known as Portfolios and Funds ("Funds"). Two Funds consist of seven classes of shares (Class A, Class C, Class I, Class L, Class R, Class S, and Class T Shares); three Funds consist of six classes of shares (Class A, Class C, Class I, Class R, Class S, and Class T Shares); seven Funds consist of five classes of shares (Class A, Class C, Class I, Class S, and Class T Shares); twelve Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares); ten Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares); and four Funds consist of one class of shares (Class J Shares). Additional series and/or classes may be created from time to time.

  The Portfolios currently have a fiscal year end of October 31. As soon as reasonably practicable the Portfolios will change their fiscal year end to June 30.

  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Portfolios could, under certain circumstances, be held liable for the obligations of their Portfolio. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolios and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolios or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Portfolios for all losses and expenses of any Portfolio shareholder held liable for the obligations of their Portfolio. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Portfolios is limited to circumstances in which their Portfolio would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Portfolios to avoid, to the extent possible, liability of shareholders for liabilities of their Portfolio.

  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio or fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of the same class of that Portfolio, and in residual assets of that class of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights. Shares of each Portfolio may be transferred by endorsement or stock power as is customary, but a Portfolio is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in
  Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Portfolio that you own. Generally, all Portfolios and classes vote together as a single group, except where a separate vote of one or more Portfolios or classes is required by law or where the interests of one or more Portfolios or classes are affected differently from other Portfolios or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve a Portfolio's objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT (AUDITED)

  The following audited financial statements for the period ended October 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2008.

  Schedules of Investments as of October 31, 2008

  Statements of Operations for the period ended October 31, 2008

  Statements of Assets and Liabilities as of October 31, 2008

  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

DOCUMENTS INCORPORATED BY REFERENCE TO THE SEMIANNUAL REPORT (UNAUDITED)

  The following unaudited financial statements for the period ended April 30, 2009 are hereby incorporated into this SAI by reference to the Semiannual Report dated April 30, 2009.

  Schedules of Investments as of April 30, 2009

  Statements of Operations for the period ended April 30, 2009

  Statements of Assets and Liabilities as of April 30, 2009

  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  The portions of the Annual and Semiannual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.


  LONG-TERM BOND RATING      EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ----------------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.



MOODY'S INVESTORS
SERVICE, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by Standard & Poor's Ratings Services ("S&P"). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

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

                                  (JANUS LOGO)

                                               janus.com/info

                                               151 Detroit Street
                                               Denver, Colorado 80206-4805
                                               1-877-335-2687

                                 July 2, 2009


                                 Janus Modular Portfolio Construction(R) Fund






                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS S SHARES
                                 CLASS T SHARES

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares (collectively, the "Shares") of the Fund listed above, which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of the Fund. In addition, subadvisers are responsible for the day-to-day operations of certain underlying funds.

    On July 6, 2009, as the result of the reorganization of funds of the Janus Adviser Series trust into the Trust, this series assumed the assets and liabilities of the corresponding Janus Adviser Series fund (the "predecessor fund"). For this reason, certain historical information contained in this SAI for periods prior to July 6, 2009 is that of the predecessor fund. In addition, the Semiannual Report, which contains important financial information about the predecessor fund, is incorporated by reference into this SAI and is also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

    This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated July 2, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Fund, are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser............................................................    37

Custodian, Transfer Agent, and Certain Affiliations...........................    43

Portfolio Transactions and Brokerage..........................................    45

Trustees and Officers.........................................................    46

Shares of the Trust...........................................................    53
  Net Asset Value Determination...............................................    53
  Purchases...................................................................    53
  Distribution and Shareholder Servicing Plans................................    55
  Redemptions.................................................................    56

Income Dividends, Capital Gains Distributions, and Tax Status.................    58

Principal Shareholders........................................................    60

Miscellaneous Information.....................................................    62
  Shares of the Trust.........................................................    62
  Shareholder Meetings........................................................    62
  Voting Rights...............................................................    63
  Master/Feeder Option........................................................    63
  Independent Registered Public Accounting Firm...............................    63
  Registration Statement......................................................    63

Financial Statements..........................................................    64

Appendix A....................................................................    65
  Explanation of Rating Categories............................................    65


CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about Janus Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), which is a series of the Trust, an open-end, management investment company.

  The Fund's adviser, Janus Capital, intends to operate the Fund as a "fund of funds," meaning that substantially all of the Fund's assets will be invested in other Janus mutual funds it advises (the "underlying funds"), as described in the Fund's Prospectuses. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

  UNDERLYING FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds").

  UNDERLYING FUNDS SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

  The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.

  (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if:
  (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  The Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

  (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund's investments in short sales, as described in the Fund's prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

  (2) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (3) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (4) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (5) The Fund may not invest in companies for the purpose of exercising control of management.

  Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of the Fund's policies on investing in particular industries, the Fund invests in underlying funds that rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS OF THE FUND AND THE UNDERLYING FUNDS

  This section discusses investment strategies of the Fund. These strategies may also apply to the underlying funds in which MPC Fund may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to MPC Fund's overall risk profile.

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. An underlying fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as "diversified." This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.

Cash Position

  As discussed in the Fund's Prospectuses and the underlying funds' prospectuses, the Fund's or an underlying fund's cash position may temporarily increase under various circumstances. Securities that the Fund or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund or underlying fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  The underlying Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the Fund or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund or an underlying fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which the Fund or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables the Fund or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund or the underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund or the underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's or the underlying fund's portfolio, although the Fund's or the underlying fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund or the underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS

  MPC Fund is a "fund of funds" that invests primarily in underlying funds and normally does not directly invest in the securities or use the investment techniques described in this section. MPC Fund may, to a limited extent, invest in other securities. This section discusses investment strategies of the underlying funds in which MPC Fund may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to MPC Fund's overall risk profile.

Illiquid Investments

  Each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Money market funds may only invest up to 10% of their net assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
  (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of a fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of an underlying fund's net assets after the time of purchase, the underlying fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

  Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund's NAV.

Securities Lending

  Under procedures adopted by its Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying fund does not have the right to vote on securities while they are being lent; however, it may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, each underlying fund, including each Risk-Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  EMERGING MARKETS. Within the parameters of their specific investment policies, the underlying funds, particularly Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus International Forty Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). The underlying Janus Global Real Estate Fund and Janus International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. The underlying Janus Contrarian Fund and Janus Long/Short Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Borrowing

  The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The underlying fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

  The use of borrowing by the underlying Janus Long/Short Fund involves special risk considerations that may not be associated with other underlying funds having similar policies. Because substantially all of the underlying fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the underlying fund's agreement with its lender, the NAV per share of the underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the underlying fund compared with what it would have been without leverage.

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Short Sales

  Each underlying fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

  Each underlying fund, with the exception of the Risk-Managed Funds, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

  The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund's borrowing restrictions. This requirement to segregate assets limits an underlying fund's leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. An underlying fund's ability to invest in short sales may be limited, as described in the fund's prospectus.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each underlying fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund might obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which underlying fund expenses could be allocated and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The underlying funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The underlying funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds' prospectuses may apply.

Investment Company Securities

  MPC Fund may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the 1940 Act.

  From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund's total assets. In addition,
  Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company's voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Exchange-Traded Notes

  The Fund may invest directly in exchange-traded notes ("ETNs"), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the funds' total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

Depositary Receipts

  The underlying funds, including the Risk-Managed Funds to the extent that they may be included in their benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds' prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities (TIPS), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the underlying funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.




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

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the underlying funds may invest in REITs. The underlying Janus Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls

  The underlying Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund, and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  An underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on an underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

  The underlying Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund (no more than 20% of an underlying fund's total assets), and Janus Long/Short Fund (no more than 5% of the underlying fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities.

  Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing, and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The underlying funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.

  When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund's NAV.

  The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.

  FLOATING RATE LOANS
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.

  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in an underlying fund's net asset value as a result of changes in interest rates. The underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

  While the underlying funds generally expect to invest in fully funded term loans, certain of the loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

  Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund's return.

  The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information, which could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  OTHER FLOATING RATE SECURITIES
  The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

High-Yield/High-Risk Bonds

  Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). The underlying Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% of its net assets (Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Forty Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) or 20% of its net assets (Janus Contrarian Fund, Janus International Equity Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund). The underlying Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.

  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds may be included in each underlying fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.




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

  DISPOSITION OF PORTFOLIO SECURITIES. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the underlying funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments

  The Fund and underlying funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

  The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund or an underlying fund invests in a derivative for speculative purposes, the Fund or underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Fund or an underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund or the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund or underlying fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund or underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund or underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Fund and underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading

  Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Fund's or underlying funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's or underlying fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund or an underlying fund, the Fund or underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund and underlying funds do business. FCMs may no longer maintain margin assets with the Fund and underlying funds' custodian or subcustodian and are required to hold such accounts directly.

  The Fund and underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Fund and underlying funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund and underlying funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although the Fund or an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund or underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because the Fund or an underlying fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund or the underlying fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Fund and underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if a fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company's stock. To the extent the underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that fund with respect to the futures contracts. Conversely, if a fund holds stocks and seeks to protect itself from a decrease in stock prices, the fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a fund holds an individual company's stock and expects the price of that stock to decline, the fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If an underlying fund, with the exception of the underlying Risk-Managed Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the fund's interest rate futures contract would increase, thereby keeping the NAV of the fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, the underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund or underlying funds. The Fund or underlying fund's performance could be worse than if such fund had not used such instruments. For example, if the Fund or an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund or an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund or an underlying fund will not match exactly such fund's current or potential investments. The Fund or an underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's or underlying fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's or underlying fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's or underlying fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund or an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund or an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Fund or underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives the Fund or an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund or an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund or underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund or underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that fund is considering buying. If a call or put option the Fund or an underlying fund has written is exercised, such fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund or an underlying fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund or an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk the Fund or an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund and underlying funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Fund and underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Fund's and underlying funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund or an underlying fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund or an underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund or an underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund or an underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund or an underlying fund also may enter into a forward currency contract with respect to a currency where the Fund or underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund or an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's or an underlying fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's or an underlying fund's currency exposure from one foreign currency to another removes that fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such fund if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund or an underlying fund than if it had not entered into such contracts.

  In general, the Fund and underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund or an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund or an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund or an underlying fund may buy call options permitting such fund to buy the amount of foreign currency being hedged by a forward sale contract, or the Fund or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's and underlying funds' ability to utilize forward contracts may be restricted. In addition, the Fund or an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Fund and underlying funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund or an underlying fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund or an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund or an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Fund and underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund or an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund or underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund or underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Fund and underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund or an underlying fund is "covered" if that fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund or an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such fund in cash or other liquid assets in a segregated account with the fund's custodian.

  The Fund and underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund or an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund or underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. The Fund and underlying funds, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund or underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund or an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's or an underlying fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

  An underlying fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that fund. Such participation may subject the underlying fund to expenses such as legal fees and may make that fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a fund on such committees also may expose that fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that fund's rights as a creditor or to protect the value of securities held by that fund.

  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Fund and underlying funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Such investments may be made in an effort to increase current income and to reduce fluctuations in NAV. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The Fund and underlying funds may write and buy options on the same types of securities that the Fund and underlying funds may purchase directly. The Fund and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.

  The Fund or an underlying fund may cover its obligations on a put option by segregating cash or other liquid assets with the fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. The Fund and underlying funds may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund or underlying fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  A Fund or an underlying fund may cover its obligations on a call option by segregating cash or other liquid assets with the fund's custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. The Fund or underlying fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the fund's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that fund in cash or other liquid assets in a segregated account with its custodian.

  The Fund or underlying fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

  The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit the Fund or an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund or an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund or an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund or an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, such fund will effect a closing transaction prior to or concurrent with the sale of the security.

  The Fund or an underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund or an underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund or an underlying fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund or an underlying fund may not be able to effect closing transactions in particular options and that fund would have to exercise the options in order to realize any profit. If the Fund or an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities;
  (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  The Fund or an underlying fund may write options in connection with buy-and-write transactions. In other words, the Fund or an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's or an underlying fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's or an underlying fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund or underlying fund may elect to close the position or take delivery of the security at the exercise price and that fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. The Fund or an underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund or underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  The Fund or an underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that fund.

  The Fund or an underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund or an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Fund and underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Fund and underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund and underlying funds may also purchase and write OTC options on foreign securities indices.

  The Fund and underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Fund and underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund and underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund and underlying funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in the Fund's or an underlying fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's or an underlying fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The underlying funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. Certain underlying funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund or an underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund or underlying fund. The Fund and underlying funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund or underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's or an underlying fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's or underlying fund's custodian. If the Fund or an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund or underlying fund. If there is a default by the other party to such a transaction, the Fund or underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund or underlying fund will not be able to meet its obligation to the counterparty.

  The Fund or an underlying fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund or an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by the Fund or an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund or an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund or underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund or an underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of such fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying fund would keep the stream of payments and would have no payment obligations. As the seller, the underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that fund would be subject to investment exposure on the notional amount of the swap. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case that fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it



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

  sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the underlying fund.

  The Fund or an underlying fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

  A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  The Fund may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund's investment in these instruments expose the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. The Fund's indirect exposure to commodities may be limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund's or an underlying



28

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  fund's ability to resell such a structured instrument may be more limited than its ability to resell other fund securities. The Fund and underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a fund's net assets, when combined with all other illiquid investments of such fund.

Investment Strategies and Risks Applicable only to an Affiliated Underlying Money Market Fund

  An affiliated underlying money market fund ("underlying money market fund") may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, an underlying money market fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, an underlying money market fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying money market fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, an underlying money market fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, an underlying money market fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the underlying money market fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) 5% of its total assets in second-tier securities.

  The following is a discussion regarding types of securities in which an underlying money market fund may invest. This information supplements and should be read in conjunction with the underlying money market fund's prospectus.

Participation Interests

  An underlying money market fund may purchase participation interests in loans or securities in which the underlying money market fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives an underlying money market fund an undivided interest in the underlying loans or securities in the proportion that the underlying money market fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, an underlying money market fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the underlying money market fund's participation interest. An underlying money market fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying money market fund's investment portfolio. An underlying money market fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  An underlying money market fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

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  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by an underlying money market fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of an underlying money market fund, as well as other money market rates of interest. An underlying money market fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  An underlying money market fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to an underlying money market fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

  In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.

  An underlying money market fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. An underlying money market fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of an underlying money market fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  An underlying money market fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, an underlying money market fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an underlying money market fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an underlying money market fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent an underlying money market fund's collateral focuses in one or more sectors, such as banks and financial services, that underlying money market fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of an underlying money market fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose an underlying money market fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

  Reverse repurchase agreements are transactions in which an underlying money market fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. An underlying money market fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

  Generally, a reverse repurchase agreement enables an underlying money market fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to an underlying money market fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying money market fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on an underlying money market fund's portfolio, although an underlying money market fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, an underlying money market fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. An underlying money market fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities.

  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, an underlying money market fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying money market fund.

When-Issued and Delayed Delivery Securities

  An underlying money market fund may purchase securities on a when-issued or delayed delivery basis. An underlying money market fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, an underlying money market fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, an underlying money market fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, an underlying money market fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations

  An underlying money market fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, some of these securities, however, are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

  An underlying money market fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

  An underlying money market fund may invest in obligations of financial institutions. Examples of obligations in which an underlying money market fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. An underlying money market fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which an underlying money market fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an underlying money market fund but may be subject to early withdrawal penalties that could reduce that underlying money market fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases

  An underlying money market fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. An underlying money market fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets certain criteria.

  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to an underlying money market fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of that underlying money market fund.

PORTFOLIO TURNOVER

  The predecessor fund commenced operations on September 3, 2008, therefore, there are no portfolio turnover rates available for the fiscal year ended July 31, 2008.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab at janus.com/info.

  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

   NAME                                                         FREQUENCY             LAG TIME
   ----                                                         ---------             --------
   ACA Compliance Group                                         As needed             Current
   Barclays Capital Inc.                                        Daily                 Current
   Bowne & Company Inc.                                         Daily                 Current
   Brockhouse & Cooper Inc.                                     Quarterly             Current
   Brown Brothers Harriman & Co.                                Daily                 Current
   Callan Associates Inc.                                       As needed             Current
   Cambridge Associates LLC                                     Quarterly             Current
   Canterbury Consulting Inc.                                   Monthly               Current
   Charles River Systems, Inc.                                  As needed             Current
   Charles Schwab & Co., Inc.                                   As needed             Current
   Citibank, N.A.                                               Daily                 Current
   CMS BondEdge                                                 As needed             Current
   Consulting Services Group, LLC                               As needed             Current
   Deloitte & Touche LLP                                        As needed             Current
   Deloitte Tax LLP                                             As needed             Current
   Dresdner Bank, AG New York Branch                            As needed             Current
   Eagle Investment Systems Corp.                               As needed             Current
   Eaton Vance Management                                       As needed             Current
   Ennis, Knupp & Associates, Inc.                              As needed             Current
   Ernst & Young LLP                                            As needed             Current
   FactSet Research Systems, Inc.                               As needed             Current
   Financial Models Company, Inc.                               As needed             Current
   FT Interactive Data Corporation                              Daily                 Current
   Imagine Software Inc.                                        As needed             Current
   Institutional Shareholder Services, Inc.                     Daily                 Current
   International Data Corporation                               Daily                 Current
   Investment Technology Group, Inc.                            Daily                 Current
   Jeffrey Slocum & Associates, Inc.                            As needed             Current
   Lehman Brothers Inc.                                         Daily                 Current
   Marco Consulting Group, Inc.                                 Monthly               Current
   Marquette Associates                                         As needed             Current
   Markit Loans, Inc.                                           Daily                 Current
   Mercer Investment Consulting, Inc.                           As needed             Current
   Merrill Communications LLC                                   Semi-annually         5 days
   Moody's Investors Service Inc.                               Weekly                7 days or more
   New England Pension Consultants                              Monthly               Current
   Omgeo LLC                                                    Daily                 Current
   PricewaterhouseCoopers LLP                                   As needed             Current
   Prima Capital Management, Inc.                               Quarterly             15 days

   NAME                                                         FREQUENCY             LAG TIME
   ----                                                         ---------             --------
   R.V. Kuhns & Associates                                      As needed             Current
   Reuters America Inc.                                         Daily                 Current
   Rocaton Investment Advisors, LLC                             As needed             Current
   Rogerscasey, Inc.                                            Quarterly             Current
   Russell/Mellon Analytical Services, LLC                      Monthly               Current
   Sapient Corporation                                          As needed             Current
   SEI Investments                                              As needed             Current
   SimCorp USA, Inc.                                            As needed             Current
   Standard & Poor's                                            Daily                 Current
   Standard & Poor's Financial Services                         Weekly                2 days or more
   Standard & Poor's Securities Evaluation                      Daily                 Current
   State Street Bank and Trust Company                          Daily                 Current
   Stratford Advisory Group, Inc.                               As needed             Current
   Summit Strategies Group                                      Monthly; Quarterly    Current
   The Yield Book Inc.                                          Daily                 Current
   Tower Investment                                             As needed             30 days
   Wachovia Securities LLC                                      As needed             Current
   Wall Street On Demand, Inc.                                  Monthly; Quarterly    30 days; 15 days
   Wilshire Associates Incorporated                             As needed             Current
   Yanni Partners, Inc.                                         Quarterly             Current
   Zephyr Associates, Inc.                                      Quarterly             Current


  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, the Fund and each underlying fund have an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain underlying funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

  MPC Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees") and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

  A discussion regarding the basis for the Trustees' approval of the Fund's Investment Advisory Agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

  The Fund pays a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of the Fund and is calculated at the annual rate of 0.07%.

  EXPENSE LIMITATION


  Janus Capital agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fee applicable to Class S Shares, the administrative fee applicable to Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Fund, refer to the table in the "Fees and Expenses" section of the Fund's Prospectuses. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue the waiver until at least November 1, 2010.


                                                                                 Expense Limit
  Fund Name                                                                     Percentage (%)
  --------------------------------------------------------------------------------------------
  MPC Fund(1)                                                                        0.45



  (1) For a three-year period which began September 3, 2008 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

  Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the predecessor fund (September 3, 2008), provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted above, exceed the percentages stated.


  The Fund benefits from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bears a proportionate share of those underlying funds' advisory fees.

  The predecessor fund commenced operations on September 3, 2008, therefore, the predecessor fund paid no advisory fees for the period ended July 31.

UNDERLYING FUNDS

  Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate for each underlying fund. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund's performance relative to its benchmark index. For more information regarding the underlying funds' investment advisory fees and expense limitations, please refer to the underlying funds' prospectuses and statements of additional information.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

  Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC). Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying funds. Janus Capital has entered into Sub-Advisory Agreements, on behalf of the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund, with Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC). Janus Capital, not the underlying funds, pays Perkins a subadvisory fee for services provided to the underlying funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  CLASS A SHARES AND CLASS C SHARES
  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Morgan Stanley Smith Barney, LLC; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wells Fargo Advisors, LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries.

  Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries' fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  CLASS I SHARES, CLASS S SHARES, AND CLASS T SHARES
  With respect to Class I Shares, Class S Shares, and Class T Shares, Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing other marketing or distribution-related services (with the exception of Class I Shares and Class S Shares), as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

  Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Long/Short Fund and other Janus funds and accounts.

  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the Fund may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

  The Fund's Trustees have delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Fund's website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.

  The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  The Fund owns shares in underlying funds. If an underlying fund has a shareholder meeting, the Fund normally would vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund, the non-money market underlying funds, and an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the custodian for the underlying affiliated money market funds. The custodian holds the underlying fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the underlying fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's and the underlying funds' transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

  Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

  Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring administrative services to investors in Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

  The predecessor fund commenced operations on September 3, 2008, therefore, Janus Services did not receive any administrative services fees from Class S Shares for the fiscal year ended July 31, 2008.

  Class T Shares of the Fund pay an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by Class T Shares of the Fund to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

  As of the date of this SAI, Janus Services did not receive any administrative fees from Class T Shares of the Fund because the Class T Shares are new.

  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems or those processed on a manual basis by Janus Services.


  The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account. In addition, the Fund uses DST systems to track and process contingent deferred sales charges. The Fund currently pays DST annual per account rates for these systems. These fees are only charged to classes of the Fund with contingent deferred sales charges.


  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors' registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  The Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Fund is not expected to incur brokerage commissions.

  Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds' statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid, please refer to the underlying funds' prospectuses and statements of additional information.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------------------
                                                              TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                             POSITIONS                                                      PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH       LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman        1/08-Present   Formerly, Executive Vice        52                   Chairman of the
 151 Detroit Street                                         President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee         6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                                  Brothers Fund (a private                             Fund for
                                                            family foundation) (1998-                            Foundations
                                                            2006).                                               Investment Program
                                                                                                                 (TIP) (consisting
                                                                                                                 of 4 funds) and the
                                                                                                                 F.B. Heron
                                                                                                                 Foundation (a
                                                                                                                 private grantmaking
                                                                                                                 foundation).
------------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee         11/05-Present  General partner of Crosslink    52                   Director of
 151 Detroit Street                                         Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                           firm (since 2008). Formerly,                         (internet
 DOB: 1956                                                  partner of Tango Group, a                            technology), Lijit
                                                            private investment firm (1999-                       Networks, Inc.
                                                            2008).                                               (internet
                                                                                                                 technology), and
                                                                                                                 LogRhythm Inc.
                                                                                                                 (software
                                                                                                                 solutions).
------------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee         6/02-Present   President and Chief Executive   52                   Chairman of the
 151 Detroit Street                                         Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                           Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                                  (since 1997).                                        (biotechnology
                                                                                                                 firm); Director of
                                                                                                                 W.W. Grainger, Inc.
                                                                                                                 (industrial
                                                                                                                 distributor); and
                                                                                                                 Trustee of WTTW
                                                                                                                 (Chicago public
                                                                                                                 television station)
                                                                                                                 and the University
                                                                                                                 of Chicago.
------------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee         2/71-Present   Chief Executive Officer of Red  52*                  Chairman of the
 151 Detroit Street                                         Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                           (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                                  private investor.                                    Robin Gourmet
                                                                                                                 Burgers, Inc.; and
                                                                                                                 Director of Janus
                                                                                                                 Capital Funds Plc
                                                                                                                 (Dublin-based, non-
                                                                                                                 U.S. funds).

------------------------------------------------------------------------------------------------------------------------------------


 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                              TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                             POSITIONS                                                      PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH       LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee         1/97-Present   Co-founder and Managing         52                   Director of Red
 151 Detroit Street                                         Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                           Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                                  (private investment in public
                                                            equity firm), and Professor
                                                            Emeritus of Business of the
                                                            University of Colorado,
                                                            Colorado Springs, CO (since
                                                            2004). Formerly, Professor of
                                                            Business of the University of
                                                            Colorado (2002-2004), and
                                                            Distinguished Visiting
                                                            Professor of Business (2001-
                                                            2002) of Thunderbird (American
                                                            Graduate School of
                                                            International Management),
                                                            Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee         6/84-Present   Corporate Vice President and    52                   N/A
 151 Detroit Street                                         General Manager of MKS
 Denver, CO 80206                                           Instruments - HPS Products,
 DOB: 1944                                                  Boulder, CO (a manufacturer of
                                                            vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee         8/69-Present   Private investor and            52                   N/A
 151 Detroit Street                                         Consultant to California
 Denver, CO 80206                                           Planned Unit Developments
 DOB: 1938                                                  (since 1994). Formerly, CEO
                                                            and President of Marwal, Inc.
                                                            (homeowner association
                                                            management company).
------------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee         11/05-Present  Retired. Formerly, Chairman     52                   Director of Wal-
 151 Detroit Street                                         and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                           Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                                  (advertising agency) (2001-                          History (Chicago,
                                                            2005).                                               IL), Children's
                                                                                                                 Memorial Hospital
                                                                                                                 (Chicago, IL),
                                                                                                                 Chicago Council on
                                                                                                                 Global Affairs, and
                                                                                                                 InnerWorkings (U.S.
                                                                                                                 provider of print
                                                                                                                 procurement
                                                                                                                 solutions).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                                          OFFICE* AND
 NAME, ADDRESS,                                           LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               POSITIONS HELD WITH THE TRUST      TIME SERVED    PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
 Daniel Scherman       Executive Vice President and       9/08-Present   Senior Vice President of Janus
 151 Detroit Street    Portfolio Manager                                 Capital. Formerly, Vice President
 Denver, CO 80206      Janus Modular Portfolio                           and Director of Risk and Trading
 DOB: 1961             Construction Fund                                 for Janus Capital (2006), and
                                                                         Senior Quantitative Analyst and
                                                                         Portfolio Manager (2001-2005) for
                                                                         MFS Investment Management.
------------------------------------------------------------------------------------------------------------
 Robin C. Beery        President and Chief                4/08-Present   Executive Vice President and Chief
 151 Detroit Street    Executive Officer                                 Marketing Officer of Janus Capital
 Denver, CO 80206                                                        Group Inc. and Janus Capital;
 DOB: 1967                                                               Executive Vice President of Janus
                                                                         Distributors LLC and Janus Services
                                                                         LLC; Director of Perkins Investment
                                                                         Management LLC; and Working
                                                                         Director of INTECH Investment
                                                                         Management LLC (formerly named
                                                                         Enhanced Investment Technologies,
                                                                         LLC). Formerly, President (2002-
                                                                         2007) and Director (2000-2007) of
                                                                         The Janus Foundation; President
                                                                         (2004-2006) and Vice President and
                                                                         Chief Marketing Officer (2003-2004)
                                                                         of Janus Services LLC; and Senior
                                                                         Vice President (2003-2005) of Janus
                                                                         Capital Group Inc. and Janus
                                                                         Capital.
------------------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel and            1/06-Present   Vice President and Assistant
 Grauerholz-Lofton     Secretary                                         General Counsel of Janus Capital,
 151 Detroit Street                                                      and Vice President and Assistant
 Denver, CO 80206      Vice President                     3/06-Present   Secretary of Janus Distributors
 DOB: 1970                                                               LLC. Formerly, Assistant Vice
                                                                         President of Janus Capital and
                                                                         Janus Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief Compliance   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Officer, and Anti-Money                           Compliance Officer of Janus
 Denver, CO 80206      Laundering Officer                                Capital, Janus Distributors LLC,
 DOB: 1957                                                               and Janus Services LLC; and Vice
                                                                         President of INTECH Investment
                                                                         Management LLC (formerly named
                                                                         Enhanced Investment Technologies,
                                                                         LLC). Formerly, Chief Compliance
                                                                         Officer of Bay Isle Financial LLC
                                                                         (2003-2008) and INTECH Investment
                                                                         Management LLC (2003-2005); Vice
                                                                         President of Janus Capital (2000-
                                                                         2005) and Janus Services LLC (2004-
                                                                         2005); and Assistant Vice President
                                                                         of Janus Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial Officer            3/05-Present   Vice President of Janus Capital.
 151 Detroit Street                                                      Formerly, Director of Financial
 Denver, CO 80206      Vice President, Treasurer, and     2/05-Present   Reporting for OppenheimerFunds,
 DOB: 1962             Principal Accounting Officer                      Inc. (2004-2005).
------------------------------------------------------------------------------------------------------------


* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------------------------------------------
                                                                     MEMBERS                          NUMBER OF MEETINGS HELD
                              SUMMARY OF FUNCTIONS                   (INDEPENDENT TRUSTEES)           DURING LAST FISCAL YEAR(1)
---------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)         4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
---------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)           4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)         5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
---------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)            12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)         4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
---------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE    Identifies and recommends              John W. McCarter, Jr. (Chair)    6
 COMMITTEE                    individuals for election as Trustee,   William F. McCalpin
                              consults with Management in planning   Dennis B. Mullen
                              Trustee meetings, and oversees the
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)       17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees and reviews other
                              matters related to the pricing of
                              securities.
---------------------------------------------------------------------------------------------------------------------------------


(1) The predecessor fund's last fiscal year was the period August 1, 2007 to July 31, 2008.

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares (if applicable) of the Janus Adviser Series predecessor fund and the aggregate dollar range of shares of all mutual funds advised by Janus

  Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008. (The Trustees own shares of certain other Janus mutual funds that are offered through different distribution channels.)

---------------------------------------------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          SECURITIES IN THE PREDECESSOR       REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE          FUND                                TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN      None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO         None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.    None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN         None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART       None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER      None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF            None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------


(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.

  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the predecessor fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                           Aggregate Compensation        Total Compensation
                                                              from the Fund for       from the Janus Funds for
                                                              fiscal year ended          calendar year ended
  Name of Person, Position                                    July 31, 2008(1)         December 31, 2008(2)(3)
  ------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(4)                       N/A                      $391,500
  Jerome S. Contro, Trustee                                          N/A                      $303,000
  John W. McCarter, Jr., Trustee                                     N/A                      $281,250
  Dennis B. Mullen, Trustee                                          N/A                      $344,872
  James T. Rothe, Trustee                                            N/A                      $306,250
  William D. Stewart, Trustee                                        N/A                      $309,250
  Martin H. Waldinger, Trustee                                       N/A                      $272,500
  Linda S. Wolf, Trustee                                             N/A                      $293,750



  (1) Since the predecessor fund had not commenced operations as of July 31, 2008, the aggregate compensation paid by the predecessor fund is estimated for the period ending July 31, 2009 and for its first full fiscal year, August 1, 2009 through July 31, 2010 as follows: William F. McCalpin $265; Jerome S. Contro $187; John W. McCarter, Jr. $181; Dennis B. Mullen $184; James T. Rothe $183; William D. Stewart $202; Martin H. Waldinger $181; and Linda S. Wolf $180.
  (2) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).
  (3) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.
  (4) Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.

JANUS INVESTMENT PERSONNEL

OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio manager as of April 30, 2009. No accounts included in the totals listed below have a performance-based advisory fee.

                                                                   Other Registered        Other Pooled
                                                                      Investment            Investment
                                                                       Companies             Vehicles          Other Accounts
  ---------------------------------------------------------------------------------------------------------------------------
  Daniel Scherman          Number of Other Accounts Managed              None                  None                 None
                           Assets in Other Accounts Managed              None                  None                 None


  MATERIAL CONFLICTS

  As shown in the table above, the Fund's portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."

  Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among such underlying funds. In addition, the Fund's portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios, which are other "funds of funds" offered by Janus Capital.

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating the portfolio manager's compensation as of April 30, 2009.

  The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and for his management of the Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary. Fixed compensation is based on the portfolio manager's experience and is designed to be industry competitive.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock and stock options). The funding of the portfolio manager's variable compensation is based on JCGI meeting performance goals and strategic objectives, with actual variable compensation based on individual performance as determined by Janus Capital management. The JCGI goals and objectives that determine the variable compensation funding level include operating margin, asset flows in Janus funds, product line and distribution expansion, brand reinforcement and human capital initiatives. Although certain of the factors are quantitative in nature, the overall assessment of the JCGI goals and objectives is at the discretion of JCGI's Compensation Committee of the Board of Directors.

  The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

  The table below shows the dollar range of shares beneficially owned (if applicable) of the Janus Adviser Series predecessor fund managed by the portfolio manager and the aggregate dollar range of shares beneficially owned by the portfolio manager of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds"), as of April 30, 2009.

-----------------------------------------------------------------------------------------------------------------------
                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN JANUS
 INVESTMENT PERSONNEL          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND MANAGED        FUNDS
-----------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
-----------------------------------------------------------------------------------------------------------------------
 DANIEL G. SCHERMAN            None                                                         $100,001-$500,000
-----------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Fund's Prospectuses, the net asset value ("NAV") of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in the Fund's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

  Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Not all financial intermediaries offer all classes. Shares or classes of the Fund may be purchased without upfront sales charges by clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers' advice, which are on top of the Fund's expenses. Certain Shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund "supermarket" programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

  Certain designated organizations are authorized to receive purchase orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectuses will provide you with detailed information about investing in the Fund.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                                  Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                                    Percentage of     Percentage of Net   to Financial Intermediaries as a
  Amount of Purchase at Offering Price             Offering Price*     Amount Invested      Percentage of Offering Price
                                                  -----------------   -----------------   --------------------------------

    Under $50,000                                        5.75%               6.10%                      5.00%
    $50,000 but under $100,000                           4.50%               4.71%                      3.75%
    $100,000 but under $250,000                          3.50%               3.63%                      2.75%
    $250,000 but under $500,000                          2.50%               2.56%                      2.00%
    $500,000 but under $1,000,000                        2.00%               2.04%                      1.60%
    $1,000,000 and above                                 None**              None                       None



   * Offering Price includes the initial sales charge.
  ** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  The predecessor fund commenced operations on September 3, 2008, therefore, Janus Distributors did not receive any underwriting commissions from the Fund for the fiscal year ended July 31.

  CLASS C SHARES, CLASS I SHARES, CLASS S SHARES, AND CLASS T SHARES
  Class C Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES AND CLASS S SHARES
  As described in the Prospectuses, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan" and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of the Fund, including but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. ("FINRA") Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.

  CLASS C SHARES
  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in the sale of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.

  The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

  The predecessor fund commenced operations on September 3, 2008, therefore, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, or Class S Shares of the Fund for the fiscal year ended July 31.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

  Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. The predecessor fund commenced operations on September 3, 2008, therefore, Janus Distributors did not receive any proceeds of contingent deferred sales charges paid by investors in Class A Shares and Class C Shares of the Fund for the fiscal year ended July 31.

  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

  It is a policy of the Fund to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any).

  The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

  All income dividends and capital gains distributions, if any, on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date.

  The Fund will primarily invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, the Fund's income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (i) dividends paid to the Fund from such underlying fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income; (ii) dividends paid to the Fund that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to the Fund as long-term capital gains; (iii) dividends paid to the Fund that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to the Fund that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of the Fund's holdings or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

  Although an underlying fund will be eligible to elect to "pass-through" to its shareholders (including the Fund) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, the Fund will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment in company taxable income.

  An underlying fund's investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders (including the Fund) for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the underlying fund's performance.

  Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.

  Certain underlying fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by an underlying fund may generate unqualified income that can impact an investor's taxes.

  Certain Fund transactions in commodities-linked investments may be subject to special provisions under Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as "qualifying income"). Income from investment in commodities and commodities-linked derivatives is not considered "qualifying income." As a part of the Fund's investment strategy, the Fund may attempt to gain exposure to the commodities markets by entering into commodity-linked derivatives and instruments, including options, futures contracts, options on futures contracts, and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M, the Fund will monitor and attempt to restrict its income from commodity-linked instruments that do not generate qualifying income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


On or about July 6, 2009, the predecessor fund will reorganize into the Fund. Before the reorganization, Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund had no shareholders. The information below reflects ownership interest in the predecessor fund. To the best knowledge of the Trust, the percentage ownership of each applicable class of the predecessor fund owned by the below named shareholders is expected to be approximately the same upon reorganization into the Fund.

To the best knowledge of Janus Capital, as of June 2, 2009, the officers and Trustees beneficially owned, as a group, less than 1% of Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the predecessor fund.

As of June 2, 2009, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund is listed below.

To the best knowledge of the Trust, as of June 2, 2009, no other person or entity owned beneficially more than 5% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital's (or an affiliate's) ownership in the predecessor fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund except as shown. In certain circumstances, Janus Capital's (or an affiliate's) ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund are not the beneficial owners of such Shares, unless otherwise indicated.

Name of Fund and Class                             Shareholder and Address of Record         Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Modular Portfolio Construction Fund       Janus Capital Group Inc.                              21.38%*
  Class A Shares                                Denver, CO

                                                American Enterprise Investment Services               11.99%
                                                FBO 529960891
                                                Minneapolis, MN

                                                Pershing LLC                                          11.21%
                                                Jersey City, NJ

                                                American Enterprise Investment Services                7.86%
                                                FBO 205406051
                                                Minneapolis, MN

                                                Ameritrade Inc.                                        7.18%
                                                FBO 9119499611
                                                Omaha, NE

                                                Raymond James & Associates Inc.                        5.97%
                                                FBO Walter A Schroeder Trustee
                                                U/W Mary Lee Schroeder
                                                Houston, TX

                                                American Enterprise Investment Services                5.24%
                                                FBO 529810991
                                                Minneapolis, MN

Janus Modular Portfolio Construction Fund       Janus Capital Group Inc.                              19.04%*
  Class C Shares                                Denver, CO

                                                American Enterprise Investment Services                5.55%
                                                FBO 519121371
                                                Minneapolis, MN

                                                NFS LLC                                                5.20%
                                                FEBO James O Speed
                                                Flora M Speed
                                                Marietta, GA

                                                American Enterprise Investment Services                5.06%
                                                FBO 201064311
                                                Minneapolis, MN


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record         Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Modular Portfolio Construction Fund       Charles Schwab & Co. Inc.                             62.97%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

                                                Janus Capital Group Inc.                              37.03%*
                                                Denver, CO

Janus Modular Portfolio Construction Fund       Janus Capital Group Inc.                              46.86%*
  Class S Shares                                Denver, CO

                                                Ameritrade Inc.                                        8.74%
                                                FBO 9119499841
                                                Omaha, NE

                                                Ameritrade Inc.                                        7.18%
                                                FBO 9119432311
                                                Omaha, NE

                                                Ameritrade Inc.                                        6.78%
                                                FBO 9119394151
                                                Omaha, NE

                                                Ameritrade Inc.                                        5.75%
                                                FBO 9110375471
                                                Omaha, NE

                                                Ameritrade Inc.                                        5.24%
                                                FBO 9119608931
                                                Omaha, NE


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


  The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers thirty-eight series of shares, known as "Funds." Two Funds consist of seven classes of shares (Class A, Class C, Class I, Class L, Class R, Class S, and Class T Shares); three Funds consist of six classes of shares (Class A, Class C, Class I, Class R, Class S, and Class T Shares); seven Funds consist of five classes of shares (Class A, Class C, Class I, Class S, and Class T Shares); twelve Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares); ten Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares); and four Funds consist of one class of shares (Class J Shares). Additional series and/or classes may be created from time to time.

  Janus Modular Portfolio Construction Fund was formed from the reorganization of Class A, Class C, Class I, and Class S Shares of a corresponding fund of Janus Adviser Series into the Fund on July 6, 2009.


            PREDECESSOR FUND
            (A FUND OF JANUS ADVISER SERIES)                     FUND
            --------------------------------                     ----
            Janus Adviser Modular Portfolio Construction Fund    Janus Modular Portfolio Construction Fund



  The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, the Fund will change its fiscal year end to June 30.

  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund or portfolio without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a fund participate equally in dividends and other distributions by the Shares of the same class of such fund, and in residual assets of that class of the fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve the Fund's objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.

REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

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FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION(R) FUND SEMIANNUAL REPORT OF JANUS ADVISER SERIES (UNAUDITED)

The following unaudited financial statements for the period ended January 31, 2009 are hereby incorporated into this SAI by reference to the Semiannual Report dated January 31, 2009.

  Schedule of Investments as of January 31, 2009

  Statement of Operations for the period ended January 31, 2009

  Statement of Assets and Liabilities as of January 31, 2009

  Statement of Changes in Net Assets for the period ended January 31, 2009

  Financial Highlights for the period ended January 31, 2009

  Notes to Financial Statements

  The portions of the Semiannual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.


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APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE



  BOND RATING                EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------

  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.



  LONG-TERM BOND RATING      EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------

  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




FITCH, INC.



  SHORT-TERM BOND RATING     EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.


MOODY'S INVESTORS
SERVICE, INC.



  BOND RATING                EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------

  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by Standard & Poor's Ratings Services ("S&P"). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.




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